UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

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BUNGE LIMITED
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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Notice of Annual General Meeting of Shareholders and 2014 Proxy Statement

April 11, 2014

Bunge Limited
50 Main Street
White Plains, New York 10606
U.S.A.

April 11, 2014

Dear Shareholder:

              You are cordially invited to attend our Annual General Meeting of Shareholders, which will be held on Friday, May 23, 2014 at 10:00 a.m., Eastern time, at the Sofitel Hotel, 45 West 44th Street, in New York City. The proxy statement contains important information about the Annual General Meeting, the proposals we will consider and how you can vote your shares.

              The past year has been an important one for Bunge and our shareholders. The Board, together with management, successfully implemented and completed a CEO transition. Last June, our current CEO, Soren Schroder, succeeded long-time CEO Alberto Weisser. As part of the succession plan and our ongoing commitment to strong governance practices, the Board also separated the roles of CEO and Chairman.

              Further demonstrating our commitment to leading corporate governance practices, during 2013 we embarked on an extensive shareholder outreach initiative to build on our history of engagement with shareholders. The feedback we received from shareholders during this outreach was tremendously valuable. As a result of this feedback and the Compensation Committee's regular review of the alignment between company strategy and management incentives, the Compensation Committee made a number of changes to Bunge's executive compensation program. These changes strengthen the linkage between executive compensation and performance and will serve to align our incentive programs even more closely with the interests of our shareholders.

              We view our proxy statement as an important piece of our shareholder communications initiative. In particular, we have redesigned the Compensation Discussion and Analysis section to include additional disclosures that make it easier to read and understand. We encourage you to carefully review the information in the proxy statement as well as our annual report.

              Your vote is very important to us. We encourage you to vote as soon as possible, regardless of whether you will attend the Annual General Meeting. This will help us ensure that your vote is represented at the Annual General Meeting.

              As we look ahead, we are excited about the tremendous value creation opportunities in front of us as our dedicated management team continues to execute on our business strategy. On behalf of the Board of Directors and the management of Bunge, I extend our appreciation for your investment in Bunge. We look forward to seeing you at the Annual General Meeting.

L. Patrick Lupo Chairman of the Board of Directors

Bunge Limited
50 Main Street
White Plains, New York 10606
U.S.A.

April 11, 2014

NOTICE OF
ANNUAL GENERAL MEETING OF SHAREHOLDERS

              Bunge Limited's 2014 Annual General Meeting of Shareholders will be held on May 23, 2014 at 10:00 a.m., Eastern time, at the Sofitel Hotel, 45 West 44th Street, in New York City. At the Annual General Meeting, we will discuss and you will vote on the following proposals:

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  Proposal 1—the election of the three directors named in the proxy statement to our Board of Directors;

  •
  Proposal 2—the appointment of Deloitte & Touche LLP as our independent auditors for the fiscal year ending December 31, 2014 and the authorization of the Audit Committee of the Board of Directors to determine the independent auditors' fees;

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  Proposal 3—the approval of a non-binding advisory vote on the compensation of our named executive officers; and

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  Proposal 4—the re-approval of the performance goals for the Bunge Limited 2009 Equity Incentive Plan.

              Shareholders will also consider and act on such other matters as may properly come before the meeting or any adjournments or postponements thereof.

              These matters are more fully described in the enclosed proxy statement. We will also present at the Annual General Meeting the consolidated financial statements and independent auditors' reports for the fiscal year ended December 31, 2013, copies of which can be found in our 2013 Annual Report that accompanies this notice.

              March 28, 2014 is the record date for determining which shareholders are entitled to notice of, and to vote at, the Annual General Meeting and at any subsequent adjournments or postponements. The share register will not be closed between the record date and the date of the Annual General Meeting.

              Your vote is very important. Whether or not you plan to attend the Annual General Meeting in person, please promptly vote by mail, Internet or telephone so that your shares will be represented at the Annual General Meeting.

              You will be required to bring certain documents with you to be admitted to the Annual General Meeting. Please read carefully the sections in the proxy statement on attending and voting at the Annual General Meeting to ensure that you comply with these requirements.

              By order of the Board of Directors.

Frank R. Jimenez Secretary

-i-

-ii-

INFORMATION ABOUT THIS PROXY STATEMENT AND THE ANNUAL GENERAL MEETING

Questions and Answers about Voting Your Common Shares

Why did I receive this Proxy Statement?	Bunge Limited ("Bunge" or the "Company") has furnished these proxy materials to you because Bunge's Board of Directors is soliciting your proxy to vote at the Annual General Meeting of Shareholders on May 23, 2014 (the "Annual General Meeting"). This proxy statement contains information about the items being voted on at the Annual General Meeting and important information about Bunge. Bunge's 2013 Annual Report, which includes Bunge's 2013 Annual Report on Form 10-K, is also being furnished together with this proxy statement. If you received printed versions of these materials by mail, these materials also include the proxy card or voting instruction form for the Annual General Meeting. Bunge is making its proxy materials first available to shareholders on or about April 11, 2014.

Bunge has sent these materials to each person who is registered as a holder of its common shares in its register of shareholders (such owners are often referred to as "holders of record" or "registered holders") as of the close of business on March 28, 2014, the record date for the Annual General Meeting.

Bunge has requested that banks, brokerage firms and other nominees who hold Bunge common shares on behalf of the owners of the common shares (such owners are often referred to as "beneficial shareholders" or "street name holders") as of the close of business on March 28, 2014 forward either a Notice (defined below) or a printed copy of these materials, together with a proxy card or voting instruction form, to those beneficial shareholders. Bunge has agreed to pay the reasonable expenses of the banks, brokerage firms and other nominees for forwarding these materials.

Finally, Bunge has provided for these materials to be sent to persons who have interests in Bunge common shares through participation in the Company share funds of the Bunge Retirement Savings Plan, the Bunge Savings Plan and the Bunge Savings Plan—Supplement A. Although these persons are not eligible to vote directly at the Annual General Meeting, they may, however, instruct the trustees of the plans on how to vote the common shares represented by their interests. The enclosed proxy card will also serve as voting instructions for the trustees of the plans. If you do not provide voting instructions for shares held for you in any of these plans, the trustees will vote these shares in the same ratio as the shares for which voting instructions are provided.

Shareholders who owned our common shares as of the close of business on the record date for the Annual General Meeting are entitled to attend and vote at the Annual General Meeting and adjournments or postponements of the Annual General Meeting. A poll will be taken on each proposal to be put to the Annual General Meeting.

What is Notice and Access and why did Bunge elect to use it?

As permitted by regulations of the Securities and Exchange Commission, Notice and Access provides companies with the ability to make proxy materials available to shareholders electronically via the Internet. Bunge has elected to provide many of our shareholders with a Notice of Internet Availability of Proxy Materials ("Notice") instead of receiving a full set of printed proxy materials in the mail. The Notice is a document that provides instructions regarding how to:

• view our proxy materials on the Internet;
• vote your shares; and
• request printed copies of these materials, including the proxy card or voting instruction form.

On or about April 11, 2014, we began mailing the Notice to certain beneficial shareholders and posted our proxy materials on the website referenced in the Notice. See "Notice of Internet Availability of Proxy Materials" in this proxy statement for more information about where to view our proxy materials on the Internet.

As more fully described in the Notice, shareholders who received the Notice may choose to access our proxy materials on the website referenced in the Notice or may request to receive a printed set of our proxy materials. In addition, the Notice and website provide information regarding how you may request to receive proxy materials in printed form by mail or electronically by email on an ongoing basis. The selected delivery choice will remain in effect until changed by the shareholder. If you have previously elected to receive our proxy materials electronically, you will continue to receive access to those materials by email unless you elect otherwise.

How many votes do I have?

Every holder of a common share will be entitled to one vote per share for the election of each director and to one vote per share on each other matter presented at the Annual General Meeting. On March 28, 2014, there were 147,132,906 common shares issued and outstanding and entitled to vote at the Annual General Meeting.

What proposals are being presented at the Annual General Meeting?	Bunge intends to present proposals numbered one through four for shareholder consideration and voting at the Annual General Meeting. These proposals are:
• the election of the three directors named in this proxy statement;
• the appointment of Deloitte & Touche LLP as our independent auditors and authorization of the Audit Committee of the Board to determine the auditors' fees;
• the approval of a non-binding advisory vote on the compensation of our named executive officers; and
• the re-approval of the performance goals for the Bunge Limited 2009 Equity Incentive Plan.

Other than the matters set forth in this proxy statement and matters incidental to the conduct of the Annual General Meeting, Bunge does not know of any business or proposals to be considered at the Annual General Meeting. If any other business is proposed and properly presented at the Annual General Meeting, the proxies received from our shareholders give the proxy holders the authority to vote on the matter at their discretion.

How do I attend the Annual General Meeting?

For admission to the Annual General Meeting, shareholders of record should bring the admission ticket attached to the enclosed proxy card, as well as a form of photo identification, to the shareholders' check-in area, where their ownership will be verified. Those who have beneficial ownership of common shares held by a bank, brokerage firm or other nominee must bring account statements or letters from their banks or brokers showing that they own Bunge common shares, together with a form of photo identification. Registration will begin at 9:00 a.m., EDT, and the Annual General Meeting will begin at 10:00 a.m., EDT.

How do I vote?	You can exercise your vote in the following ways:

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By Telephone or the Internet: If you are a shareholder of record, you may appoint your proxy by telephone, or electronically through the Internet, by following the instructions on your proxy card. If you are a beneficial shareholder, please follow the instructions on your Notice or voting instruction form.

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By Mail: If you are a shareholder of record, you can appoint your proxy by marking, dating and signing your proxy card and returning it by mail in the enclosed postage-paid envelope. If you are a beneficial shareholder and received or requested printed copies of the proxy materials, you can vote by following the instructions on your voting instruction form.

•

At the Annual General Meeting: If you are planning to attend the Annual General Meeting and wish to vote your common shares in person, we will give you a ballot at the meeting. Shareholders who own their common shares in street name are not able to vote at the Annual General Meeting unless they have a proxy, executed in their favor, from the holder of record of their shares. You must bring this additional proxy to the Annual General Meeting.

Your vote is very important. Even if you plan to be present at the Annual General Meeting, we encourage you to vote as soon as possible.
What if I return my proxy card but do not mark it to show how I am voting?

If you sign and return your proxy card or voting instruction form but do not indicate instructions for voting, your common shares will be voted "FOR" each of proposals 1, 2, 3 and 4. With respect to any other matter which may properly come before the Annual General Meeting, your common shares will be voted at the discretion of the proxy holders.

May I change or revoke my proxy?	You may change or revoke your proxy at any time before it is exercised in one of four ways:
• Notify our Secretary in writing at the address provided below before the Annual General Meeting that you are revoking your proxy;
• Use the telephone or the Internet to change your proxy;
• Submit another proxy card (or voting instruction form if you hold your common shares in street name) with a later date; or
• If you are a holder of record, or a beneficial holder with a proxy from the holder of record, vote in person at the Annual General Meeting.

You may not revoke a proxy simply by attending the Annual General Meeting. To revoke a proxy, you must take one of the actions described above. Any written notice of revocation must be sent to the attention of our Secretary at 50 Main Street, White Plains, New York 10606, U.S.A., or by facsimile to (914) 684-3497.

What does it mean if I receive more than one Notice or set of proxy materials?

It means that you have multiple accounts at the transfer agent and/or with banks and stock brokers. Please vote all of your common shares. Beneficial shareholders sharing an address who are receiving multiple Notices or copies of proxy materials will need to contact their broker, bank or other nominee to request that only a single copy of each document be mailed to all shareholders at the shared address in the future. In addition, if you are the beneficial owner, but not the record holder, of Bunge's common shares, your broker, bank or other nominee may deliver only one copy of the Notice or proxy materials to multiple shareholders who share an address unless that nominee has received contrary instructions from one or more of the shareholders. Bunge will deliver promptly, upon written or oral request, a separate copy of the Notice, proxy statement or 2013 Annual Report to a shareholder at a shared address to which a single copy of the documents was delivered. Shareholders who wish to receive a separate copy of these documents should submit their request to Bunge's Investor Relations department by telephone at (914) 684-2800 or by submitting a written request to 50 Main Street, White Plains, New York 10606, U.S.A., Attention: Investor Relations.

Can I receive future proxy materials electronically?

Shareholders can help us conserve natural resources and reduce the cost of printing and mailing proxy statements and annual reports by opting to receive future mailings electronically. To enroll, please visit our website at www.bunge.com, click on the "Investors—Shareholder Info & Services—Electronic Delivery Enrollment" links and follow the instructions provided.

What constitutes a quorum?

The presence at the start of the Annual General Meeting of at least two persons representing, in person or by proxy, more than one-half of our outstanding common shares will constitute a quorum for the transaction of business.

What vote is required in order to approve each proposal?

The affirmative vote of a majority of the votes cast is required to elect each of the nominees for director (Proposal 1), to appoint our independent auditors (Proposal 2) and to re-approve the performance goals for the Bunge Limited 2009 Equity Incentive Plan (Proposal 4).

As this is an uncontested election, any nominee for director who receives a greater number of votes "against" his or her election than votes "for" such election will not be elected to the Board and the position on the Board that would have been filled by the director nominee will become vacant.

The affirmative vote of a majority of the votes cast is also required to adopt the non-binding resolution approving the compensation of our named executive officers (Proposal 3).

Proposal 3 is an advisory vote only and, as discussed in more detail in "Proposal 3—Advisory Vote to Approve Named Executive Officer Compensation," the voting result is not binding on us. However, although the advisory vote on Proposal 3 is non-binding, our Board will review the results of the vote and will take them into account in considering the compensation of our executive officers.

Pursuant to Bermuda law, (i) common shares which are represented by "broker non-votes" (i.e., common shares held by brokers which are represented at the Annual General Meeting but with respect to which the broker is not empowered to vote on a particular proposal) and (ii) common shares represented at the Annual General Meeting which abstain from voting on any matter, are not included in the determination of the common shares voting on such matter, but are counted for quorum purposes.

Under the rules of the New York Stock Exchange ("NYSE"), if you do not submit specific voting instructions to your broker, your broker will not have the ability to vote your common shares in connection with Proposals 1, 3 and 4. Accordingly, if your common shares are held in street name and you do not submit voting instructions to your broker, your common shares will be treated as broker non-votes for these proposals and will not be counted in determining the outcome but will be counted for quorum purposes.

How will voting on any other business be conducted?

Other than the matters set forth in this proxy statement and matters incident to the conduct of the Annual General Meeting, we do not know of any business or proposals to be considered at the Annual General Meeting. If any other business is properly proposed and presented at the Annual General Meeting, the proxies received from our shareholders give the proxy holders the authority to vote on the matter at the discretion of the proxy holders.

Who will count the votes?	Computershare Investor Services, LLC will act as the inspector of election and will tabulate the votes.

Deadline for Appointment of Proxies by Telephone or the Internet or Returning Your Proxy Card

              Bunge shareholders should complete and return the proxy card as soon as possible. To be valid, your proxy card must be completed in accordance with the instructions on it and received by us no later than 11:59 p.m., EDT, on May 22, 2014. If you appoint your proxy by telephone or the Internet, we must receive your appointment no later than 11:59 p.m., EDT, on May 22, 2014. If you participate in the Bunge share funds of the Bunge Retirement Savings Plan, the Bunge Savings Plan or the Bunge Savings Plan—Supplement A, you must also submit your voting instructions by this deadline in order to allow the plan trustees time to receive your voting instructions and vote on behalf of the plans. If your common shares are held in street name and you are voting by mail, you should return your voting instruction form in accordance with the instructions on that form or as provided by the bank, brokerage firm or other nominee who holds Bunge common shares on your behalf.

 Solicitation of Proxies

              We will bear the cost of the solicitation of proxies, including the preparation, printing and mailing of proxy materials and the Notice. We will furnish copies of these proxy materials to banks, brokers, fiduciaries and custodians holding shares in their names on behalf of beneficial owners so that they may forward these proxy materials to our beneficial owners.

              We have retained Innisfree M&A Incorporated to assist us in the distribution of the proxy materials and to act as proxy solicitor for the Annual General Meeting for a fee of $12,500 plus reasonable out-of-pocket expenses. In addition, we may supplement the original solicitation of proxies by mail with solicitation by telephone, telegram and other means by our directors, officers and/or other employees. We will not pay any additional compensation to these individuals for any such services.

CORPORATE GOVERNANCE

Chief Executive Officer and Board Leadership Transition

              In February 2013, the Company announced the transition of Alberto Weisser from Chairman and Chief Executive Officer ("CEO") to Executive Chairman, and the appointment of Soren Schroder as CEO of the Company effective June 1, 2013. Mr. Schroder was elected to the Board at the Company's Annual General Meeting of Shareholders in 2013. Mr. Weisser served as Executive Chairman through December 31, 2013, at which time he retired from the Company and stepped down from the Board. The Board appointed L. Patrick Lupo, who chairs the Compensation Committee and had previously served as Lead Independent Director, to serve as non-executive Chairman effective January 1, 2014.

Board Composition and Independence

              Our Board currently consists of 11 directors and is divided into three classes that are, as nearly as possible, of equal number. Each class of directors is elected for a three-year term of office, and the terms are staggered so that the term of only one class of directors expires at each annual general meeting. Bunge's bye-laws provide that no more than two directors may be employed by Bunge or any company or entity which is controlled by Bunge.

              The Board is composed of a substantial majority of independent directors. In accordance with the listing standards of the NYSE, to be considered independent, a director must have no material relationship with Bunge directly or as a partner, shareholder or officer of an organization that has a relationship with Bunge. The Board annually reviews commercial and other relationships between directors or members of their immediate families and Bunge, including those reported below and under "Certain Relationships and Related Person Transactions," in order to make a determination regarding the independence of each director. To assist it in making these determinations, the Board has adopted categorical standards of director independence which are set forth in Annex A to our Corporate Governance Guidelines, which are included as Appendix A to this proxy statement and are also available through the "Investors—Corporate Governance" section of our website, www.bunge.com. Please note that the information contained in or connected to our website is not intended to be part of this proxy statement.

              As a result of this review, the Board has determined that the following directors are independent: Messrs. Bachrach, Boilini, Coppinger, de La Tour d'Auvergne Lauraguais, Engels, Ferrier and Lupo and Mses. Browner and Hyle. In making its independence determinations, the Board broadly considers all relevant facts and circumstances, including that in the normal course of business, purchase and sale and other commercial and charitable transactions or relationships may occur between Bunge and other companies or organizations with which some of our directors or their immediate family members are affiliated. Mr. Schroder is not considered an independent director due to his position as an executive officer of Bunge. As previously announced, Mr. James T. Hackett has decided not to stand for re-election to the Board at the Annual General Meeting. Our Board had previously determined that Mr. Hackett was independent.

              The following table includes a description of categories or types of transactions or relationships considered by the Board in reaching its determination that the above-mentioned directors are independent:

Name	Transactions/Relationships
Bernard de La Tour d'Auvergne Lauraguais	Charitable organization relationships

              In determining the independence of these directors, the Board considered transactions during 2013 between Bunge and a charitable organization with which an immediate family member of Mr. de

La Tour d'Auvergne Lauraguais is affiliated as a director, and determined that Mr. de La Tour d'Auvergne Lauraguais did not have a material direct or indirect interest in the transactions. The Board also considered that Bunge made donations in 2013 to the same charitable organization and determined that the amount of the charitable contributions fell below the thresholds in Bunge's categorical standards of director independence. Additionally, the Board considered the transactions with Mutual Investment Limited described under "Certain Relationships and Related Person Transactions" and determined these relationships do not impair the independence of Messrs. de La Tour d'Auvergne Lauraguais, Coppinger and Engels.

Board Leadership Structure

              The Board's leadership structure has evolved over the past year with the separation of the Chairman and CEO roles in June 2013 and appointment of L. Patrick Lupo as the Company's independent, non-executive Chairman of the Board effective January 1, 2014. Through the appointment of a non-executive Chairman, the Board has further strengthened its independent leadership, which the Board believes is a critical aspect of effective governance at this time. Our Board is characterized by a substantial majority of independent directors and Board committees that are comprised entirely of independent directors. As a result, independent directors oversee critical matters, including the integrity of our financial statements, the evaluation and compensation of executive management, the selection of directors, Board performance and our risk management practices.

Board Meetings and Committees

              The Board normally has five regularly scheduled meetings per year and committee meetings are normally held in conjunction with Board meetings. Our Board met 11 times in 2013. All incumbent directors attended at least 75% of the combined Board and committee meetings on which they served during the last fiscal year.

              Our bye-laws give our Board the authority to delegate its powers to committees appointed by the Board. We have four standing Board committees: the Audit Committee, the Compensation Committee, the Finance and Risk Policy Committee and the Corporate Governance and Nominations Committee, each comprised entirely of directors determined to be independent under the listing standards of the NYSE and our Board's categorical standards of director independence. Each of these committees is authorized and assured of appropriate funding to retain and consult with external advisors and counsel. Our committees are required to conduct meetings and take action in accordance with the directions of the Board, the provisions of our bye-laws and the terms of their respective committee charters. Each committee has the power under its charter to sub-delegate the authority and duties designated in its charter to subcommittees or individual members of the committee as it deems appropriate, unless prohibited by law, regulation or any NYSE listing standard. Copies of all our committee charters are available on our website, www.bunge.com. Please note that the information contained in or connected to our website is not intended to be part of this proxy statement.

              Audit Committee.    Pursuant to its charter, our Audit Committee assists the Board in fulfilling its responsibility for oversight of:

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  the quality and integrity of our financial statements and related disclosure;

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  our compliance with legal and regulatory requirements;

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  the independent auditor's qualifications, independence and performance; and

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  the performance of our internal audit and control functions.

Please see the Audit Committee Report included in this proxy statement for information about our 2013 fiscal year audit. The Audit Committee met 13 times in 2013. The Audit Committee meets separately with our independent auditor and also in executive sessions with members of management and our director of internal audit from time to time as deemed appropriate by the committee. Additionally, the Audit Committee periodically meets in executive sessions at which only the Audit Committee members are in attendance, without any members of our management present. The members of our Audit Committee are Messrs. Boilini, Coppinger and Engels and Mses. Browner and Hyle (chairman). Each of the members of the Audit Committee is independent under the Sarbanes-Oxley Act of 2002 and the listing standards of the NYSE. Our Board has determined that each of Mr. Boilini, Mr. Engels and Ms. Hyle qualifies as an audit committee financial expert. In accordance with our Audit Committee charter, no committee member may simultaneously serve on the audit committees of more than two other public companies without the prior approval of the Board.

              Compensation Committee.    Our Compensation Committee designs, reviews and oversees Bunge's executive compensation program. Under its charter, the committee, among other things:

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  reviews and approves corporate goals and objectives relevant to the compensation of our CEO, evaluates the performance of the CEO in light of these goals and objectives and sets the CEO's compensation based on this evaluation;

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  reviews the evaluations of the direct reports to the CEO and approves and oversees the total compensation packages for the direct reports to the CEO, including annual base salaries, performance-based cash bonuses, long-term equity-based compensation and any perquisites that may be given;

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  reviews and makes recommendations to the Board regarding our incentive compensation plans, including our equity incentive plans, and administers and interprets our equity incentive plans;

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  makes recommendations to the Board on director compensation; and

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  periodically reviews our management succession program for senior executive positions and ensures that the Board is informed of its status.

              Pursuant to its charter, the Compensation Committee is empowered to hire outside advisors as it deems appropriate to assist it in the performance of its duties. The Compensation Committee has sole authority to retain or terminate any such compensation consultants or advisors and to approve their fees. For additional information on the Compensation Committee's role, its use of outside advisors and their roles, as well as the committee's processes and procedures for the consideration and determination of executive compensation, see "Executive Compensation—Compensation Discussion and Analysis" beginning on page 24 of this proxy statement.

              The Compensation Committee met nine times in 2013. The members of our Compensation Committee are Messrs. Bachrach, de La Tour D'Auvergne Lauraguais, Ferrier, Hackett and Lupo (chairman). Each of the members of the Compensation Committee is independent under the listing standards of the NYSE.

              Corporate Governance and Nominations Committee.    Our Corporate Governance and Nominations Committee is responsible for, among other things:

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  monitoring, advising and making recommendations to the Board with respect to the law and practice of corporate governance and the duties and responsibilities of directors of public companies, as well as overseeing our corporate governance initiatives and related policies;

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  leading the Board in its annual performance evaluation and establishing criteria for the self-evaluations of each Board committee;

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  identifying and recommending to the Board nominees for election or re-election to the Board, or for appointment to fill any vacancy that is anticipated or has arisen on the Board (see "—Nomination of Directors" for more information);

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  reviewing and making recommendations to the Board regarding director independence; and

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  overseeing our related person transaction policies and procedures.

              The Corporate Governance and Nominations Committee met five times in 2013. The members of our Corporate Governance and Nominations Committee are Messrs. Bachrach, Coppinger, Hackett (chairman) and Lupo and Ms. Browner. Each of the members of the Corporate Governance and Nominations Committee is independent under the listing standards of the NYSE.

              Finance and Risk Policy Committee.    Our Finance and Risk Policy Committee ("FRPC") is responsible for supervising the quality and integrity of our financial and risk management practices. As further described below, the FRPC reviews and updates our risk management policies and risk limits on a periodic basis and advises our Board on financial and risk management practices. The FRPC met five times in 2013. The members of the FRPC are Messrs. Boilini (chairman), de La Tour d'Auvergne Lauraguais, Engels and Ferrier and Ms. Hyle.

Risk Oversight

              Our Board of Directors oversees management's approach to risk management, which is designed to support the achievement of our strategic objectives and enhance shareholder value. For the Board, fundamental aspects of its risk management oversight activities include:

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  understanding the key drivers of success for our businesses and the associated major risks inherent in our operations and corporate strategy;

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  crafting the right Board for our Company, including establishing an appropriate committee structure to carry out its oversight responsibilities effectively; and

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  overseeing implementation by management of appropriate risk management and control procedures and developing and maintaining an open, ongoing dialogue with management about major risks facing the Company.

              Our Board has considered the most effective organizational structure to appropriately oversee major risks for our Company. It has established a dedicated Board committee, the FRPC, which enables greater focus at the Board level on risk oversight tailored to our business and industries. The FRPC has responsibility for oversight of the quality and integrity of our financial and risk management practices, which includes oversight of the following key risk areas: commodities risk, foreign exchange risk, interest rate and liquidity risk, credit and counterparty risk, country risk, derivatives risk, capital structure and approval of corporate risk policies and limits associated with the Company's risk appetite. The FRPC meets regularly with our CEO, Chief Financial Officer, chief risk officer, treasurer and other members of senior management to receive regular updates on our risk profile and risk management activities.

              Additionally, each of our other Board committees considers risks within its area of responsibility. Our Audit Committee focuses on various aspects of risk oversight, including the financial reporting process, adequacy of our internal controls and the impact of risk and risk management strategies on our financial statements. The Audit Committee receives an annual risk assessment briefing from our director of internal audit, as well as periodic update briefings, and reviews and approves the annual internal audit plan that is designed to prioritize and address the identified risks. The Audit Committee also reviews key risk considerations relating to the annual audit with our independent auditors. The Audit Committee also assists the Board in fulfilling its oversight responsibility with respect to legal and compliance matters, including meeting with and receiving periodic briefings from our general counsel and chief compliance officer. In developing and overseeing our compensation programs, the Compensation Committee seeks to create incentives that are appropriately balanced and do not motivate employees to take imprudent risks. See "Compensation and Risk" on page 45 of this proxy statement for more information. Our Corporate Governance and Nominations Committee oversees risks related to the Company's governance structure and processes. This includes its role in identifying individuals qualified to serve as Board members, and its leadership of the annual Board self-assessment process that is aimed at ensuring that the Board is functioning effectively and is able to meet all of its responsibilities, including risk oversight.

              All of our Board committees regularly report on their activities to the full Board to promote effective coordination and ensure that the entire Board remains apprised of major risks, how those risks may interrelate, and how management addresses those risks.

Corporate Governance Guidelines and Code of Ethics

              Our Board has adopted Corporate Governance Guidelines that set forth our corporate governance objectives and policies and, subject to our bye-laws, govern the functioning of the Board. Our Corporate Governance Guidelines are included as Appendix A to this proxy statement and are also available on our website, www.bunge.com.

              We also have a code of ethics that sets forth our commitment to ethical business practices. Our code of ethics applies to our directors, officers and employees worldwide, including our CEO and senior financial officers. Our code of ethics is available on our website. We intend to post amendments to and waivers (to the extent applicable to certain officers and our directors) of our code of ethics on our website.

Executive Sessions of Our Board

              Our Corporate Governance Guidelines provide that the non-management directors shall meet without management directors at regularly scheduled executive sessions and at such other times as they deem appropriate. Our Board has adopted a policy that the non-management directors will meet without management present at each regularly scheduled Board meeting. Our non-executive Chairman presides over these sessions.

Communications with Our Board

              To facilitate the ability of shareholders to communicate with our Board and to facilitate the ability of interested persons to communicate with non-management directors, the Board has established a physical mailing address to which such communications may be sent. This physical mailing address is available on our website, www.bunge.com, through the "Investors—Corporate Governance" section.

              Communications received are initially directed to our legal department, where they are screened to eliminate communications that are merely solicitations for products and services, items of a personal nature not relevant to us or our shareholders and other matters that are improper or irrelevant to the functioning of the Board or Bunge. All other communications are forwarded to the relevant director, if addressed to an individual director or a committee chairman, or to the members of the Corporate Governance and Nominations Committee if no particular addressee is specified.

              In addition, it is the policy of our Board that our directors attend each annual general meeting of shareholders. In 2013, all of our then-serving directors attended our Annual General Meeting.

 Nomination of Directors

              As provided in its charter, the Corporate Governance and Nominations Committee will identify and recommend to the Board nominees for election or re-election to the Board and will consider nominees submitted by shareholders. The Corporate Governance and Nominations Committee, in its commitment to our Corporate Governance Guidelines, strives to nominate director candidates who exhibit high standards of ethics, integrity, commitment and accountability and who are committed to promoting the long-term interests of our shareholders. In addition, all nominations attempt to ensure that the Board shall encompass a range of talent, skill and relevant expertise sufficient to provide sound guidance with respect to our operations and interests. The committee strives to recommend candidates who complement the current members of the Board and other proposed nominees so as to further the objective of having a Board that reflects a diversity of background and experience with the necessary skills to effectively perform the functions of the Board and its committees. In that regard, from time to time, the Corporate Governance and Nominations Committee may identify certain skills or attributes (e.g., extensive global business leadership experience) as being particularly desirable to help meet specific Board needs that have arisen. When the Corporate Governance and Nominations Committee reviews a potential new candidate, it looks specifically at the candidate's qualifications in light of the needs of the Board at that time given the then-current mix of director attributes.

              Under the Corporate Governance Guidelines, directors must inform the Chairman of the Board and the Chairman of the Corporate Governance and Nominations Committee in advance of accepting an invitation to serve on another public company board. In addition, no director may sit on the board, or beneficially own more than 1% of the outstanding equity securities, of any of our competitors in our principal lines of business. While the Board has not established any term limits to an individual's membership on the Board, no director having attained the age of 70 will be nominated by the Board for re-election or re-appointment to the Board. Directors eligible for re-election abstain from Board discussions regarding their nomination and from voting on such nomination.

              In accordance with our bye-laws, shareholders who wish to propose a director nominee must give written notice to our Secretary at our registered address at Clarendon House, 2 Church Street, Hamilton HM 11, Bermuda, not later than 120 days before the first anniversary of the date on which Bunge's proxy statement was distributed to shareholders in connection with the prior year's annual general meeting. If no annual general meeting was held in the prior year or if the date of the annual general meeting has been changed by more than 30 days from the date contemplated in the prior year's proxy statement, the notice must be given before the later of (i) 150 days prior to the contemplated date of the annual general meeting and (ii) the date which is 10 days after the date of the first public announcement or other notification of the actual date of the annual general meeting. Where directors are to be elected at a special general meeting, such notice must be given before the later of (i) 120 days before the date of the special general meeting and (ii) the date which is 10 days after the date of the first public announcement or other notification of the date of the special general meeting. In each case, the notice must include, as to each person the shareholder proposes to nominate for election or re-election as director, all information relating to that person required to be disclosed in solicitations of proxies for election of directors pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), which includes such person's written consent to being named in the proxy statement as a nominee and to serving as a director if elected, and evidence satisfactory to Bunge that such nominee has no interests that would limit such nominee's ability to fulfill their duties of office. Bunge may require any nominee to furnish such other information as reasonably may be required by Bunge to determine the eligibility of such nominee to serve as a director. A shareholder may propose a director nominee to be considered by our shareholders at the annual general meeting provided that the notice provisions in our bye-laws as set forth above are met, even if such director nominee is not nominated by the Corporate Governance and Nominations Committee. A shareholder may also recommend director candidates for consideration by the Corporate

Governance and Nominations Committee at any time. Any such recommendations should include the nominee's name and qualifications for Board membership.

              In connection with the director nominations process, the Corporate Governance and Nominations Committee may identify candidates through recommendations provided by members of the Board, management, shareholders or other persons, and has also engaged professional search firms to assist in identifying or evaluating qualified candidates. Ms. Browner, who joined the Board in August 2013, was initially identified as a potential director candidate by a search firm retained by the Corporate Governance and Nominations Committee. The Corporate Governance and Nominations Committee will review and evaluate candidates taking into account available information concerning the candidate, the qualifications for Board membership described above and other factors that it deems relevant. In conducting its review and evaluation, the Committee may solicit the views of other members of the Board, senior management and third parties, conduct interviews of proposed candidates and request that candidates meet with other members of the Board. The Committee will evaluate candidates recommended by shareholders in the same manner as candidates recommended by other persons. The Corporate Governance and Nominations Committee has not received any nominations for director from shareholders for the Annual General Meeting.

PROPOSAL 1 — ELECTION OF DIRECTORS

Election of Directors

              Upon the recommendation of the Corporate Governance and Nominations Committee, each of Mr. Bachrach, Mr. Boilini and Ms. Browner has been nominated by the Board for election at the Annual General Meeting. Mr. Bachrach, Mr. Boilini and Ms. Browner are currently Class III directors, and their terms expire on the day of the Annual General Meeting. James T. Hackett is not standing for reelection at the Annual General Meeting and will step down from the Board when his current term expires on the date of the Annual General Meeting, at which point the size of the Board will be reduced to 10 members. The Class III directors elected at the Annual General Meeting will serve a term that expires at our 2017 Annual General Meeting. Election of each director requires the affirmative vote of a majority of the votes cast by the holders of common shares represented at the Annual General Meeting in person or by proxy.

              The Board believes that its members possess a variety of skills, qualifications and experience that contribute to the Board's ability to oversee our operations and the growth of our business. The following paragraphs set forth information about the nominees and our directors, including the classes into which they have been divided. The nominees for election at the Annual General Meeting are listed first. We are not aware of any reason why any of the nominees will not be able to serve if elected.

Class III Nominees

Ernest G. Bachrach, 61

Mr. Bachrach has been a member of our Board since 2001. He is a member of the board of directors of Advent International Corporation, a private equity firm. He has been with Advent since 1990. Prior to joining Advent, Mr. Bachrach was Senior Partner, European Investments, for Morningside Group, a private investment group. Mr. Bachrach also serves as a member of the boards of directors of Grupo Gayosso, S.A. de C.V., Controladora Milano S.A. de C.V., Dufry AG, International Meal Company Holdings Ltd. and Nuevo Banco Comercial S.A. He has a B.S. in Chemical Engineering from Lehigh University and an M.B.A. from Harvard Graduate School of Business Administration. Mr. Bachrach also serves on the Board of Governors of the Lauder Institute of the Wharton School of the University of Pennsylvania. Mr. Bachrach's skills and experience as a senior leader of a private equity firm provide our Board with knowledge of financial markets, financial and business analysis, mergers and acquisitions and business development. He brings to the Board international business and board experience and also qualifies as an audit committee financial expert.

Enrique H. Boilini, 52

Mr. Boilini has been a member of our Board since 2001. He has been a Managing Member at Yellow Jersey Capital, LLC, an investment management company, since September 2002. Prior to establishing Yellow Jersey Capital, Mr. Boilini was a Managing Member of Farallon Capital Management, LLC and Farallon Partners, LLC, two investment management companies, since October 1996. Mr. Boilini joined Farallon in March 1995 as a Managing Director. Prior to that time, Mr. Boilini also worked at Metallgesellschaft Corporation, as the head trader of emerging market debt and equity securities, and also served as a Vice President at The First Boston Corporation, where he was responsible for that company's activities in Argentina. Mr. Boilini is a member of the Board of Sociedad Comercial del Plata S.A. He has also served as a member of the board of Alpargatas SAIC and as a Managing Director and member of the board of Sovereign Debt Solutions Limited, an entity that acted as negotiating team for the Argentine Bond Restructuring Agency PLC (ABRA). He is also a visiting professor at IAE Business School at Universidad Austral in Buenos Aires. Mr. Boilini received an M.B.A. from Columbia Business School in 1988 and a Civil Engineering degree from the University of Buenos Aires School of Engineering. Mr. Boilini brings to the Board significant financial and capital markets acumen, including knowledge with respect to derivatives. He brings international board and business experience to the Board and also qualifies as an audit committee financial expert.

Carol M. Browner, 56

Ms. Browner has been a member of our Board since August 2013. She is a senior counselor at Albright Stonebridge Group, a global advisory firm that provides strategic counsel to businesses on government relations, macroeconomic and political risks, regulatory issues, market entry strategies, and environmental, social and corporate governance issues. From 2009 to 2011, she served as Assistant to President Barack Obama and director of the White House Office of Energy and Climate Change Policy. From 2001 to 2008, Ms. Browner was a founding principal of the Albright Group and Albright Capital Management LLC. Previously, she served as Administrator of the Environmental Protection Agency from 1993 to 2001. Ms. Browner serves as a distinguished senior fellow at the Center for American Progress. She is a member of the boards of The Spectrum Solutions Company and the League of Conservation Voters, as well as the advisory boards of Harvest Power and Opower. She holds a J.D. and B.A. from the University of Florida. Ms. Browner brings to the Board significant experience in energy, the environment and agriculture and in advising large, complex organizations in both the public and private sectors.

 Class II Directors with Terms Expiring in 2015

Francis Coppinger, 63

Mr. Coppinger has been a member of our Board since 2001. Until March 2006, he was Chief Executive Officer of Publicité Internationale Intermedia Plc (PII), a joint venture he established with the Michelin Group in December 1992 which coordinates the media activities of the Michelin Group in Europe. Mr. Coppinger sold his interest in PII to the Michelin Group in January 2006. Prior to his career with PII, Mr. Coppinger held a number of senior executive positions, including General Manager and Chairman, with Intermedia S.A., a media buying agency based in Paris. He is a member of the board of directors of Intermedia. Since 2010, he has served on the board of Mutual Investment Limited. Mr. Coppinger holds a Bachelor's degree in Economics from the University of Paris and attended the Institut d'Etudes Politiques de Paris. Having founded a media company, he brings an entrepreneurial perspective to the Board, as well as marketing and strategic expertise. Mr. Coppinger also brings an international business and board perspective to the Board.

Andrew Ferrier, 55

Mr. Ferrier has been a member of our Board since 2012. He is Executive Chairman of Canz Capital Limited, a private investment company he founded in 2011. He served as Chief Executive Officer of Fonterra Co-operative Group Ltd., a leading New Zealand-based international dairy company, from 2003 to 2011. Previously, he served as President and Chief Executive Officer of GSW Inc., a Canadian consumer durable goods manufacturer, from 2000 to 2003. Prior to 2000, Mr. Ferrier spent 16 years in the sugar industry working in Canada, the United States, the United Kingdom and Mexico. Five of those years, from 1994 to 1999, were at Tate & Lyle, where he ultimately served as President and Chief Executive Officer of Tate & Lyle North America Sugars Inc. Mr. Ferrier has served as Chairman of New Zealand Trade and Enterprise, the national economic development agency, since November 2012. He also serves as a director of Orion Health Limited and Lufa Farms Inc., and is a member of the University of Auckland Council and a trustee of the Play it Strange Foundation. Mr. Ferrier's experience as the former chief executive of a large international enterprise focused on agricultural exports, and his experience as a former senior executive in the sugar industry, provides our Board with extensive knowledge of, and valuable insights into, relevant industries, as well as strategic, operational, management and marketing expertise.

Kathleen Hyle, 55

Ms. Hyle has been a member of our Board since 2012. She served as Senior Vice President of Constellation Energy and Chief Operating Officer of Constellation Energy Resources from November 2008 until her retirement in June 2012 following the completion of the merger of Constellation Energy with Exelon Corporation. From June 2007 to November 2008, Ms. Hyle served as Chief Financial Officer for Constellation Energy Nuclear Group and for UniStar Nuclear Energy, LLC, a strategic joint venture between Constellation Energy and Électricité de France. Ms. Hyle held the position of Senior Vice President of Finance for Constellation Energy from 2005 to 2007 and Senior Vice President of Finance, Information Technology, Risk and Operations for Constellation New Energy from January to October 2005. Prior to joining Constellation Energy, Ms. Hyle served as the Chief Financial Officer of ANC Rental Corp., the parent company of Alamo Rent-A-Car and National Rent-A-Car; Vice President and Treasurer of Auto-Nation, Inc.; and Vice President and Treasurer of Black and Decker Corporation. Ms. Hyle is currently a director of AmerisourceBergen Corporation and The ADT Corporation. She also serves on the Board of Trustees of Center Stage in Baltimore, MD, and on the Board of Sponsors for the Loyola University Maryland Sellinger School of Business and Management. Ms. Hyle brings to our Board extensive financial experience gained through her career with Constellation Energy and other public companies. This experience also enables Ms. Hyle to provide critical insight into, among other things, our financial statements, accounting principles and practices, internal control over financial reporting and risk management processes. Ms. Hyle qualifies as an audit committee financial expert. In addition, Ms. Hyle brings extensive management, operations, mergers and acquisitions, technology, marketing, retail and regulatory experience to our Board.

Class I Directors with Terms Expiring in 2016

Bernard de La Tour d'Auvergne Lauraguais, 69

Mr. de La Tour d'Auvergne Lauraguais has been a member of our Board since 2001. Mr. de La Tour d'Auvergne Lauraguais joined Bunge in 1970 and held various senior executive positions in Argentina, Brazil and Europe in the agribusiness and food products divisions until his retirement in 1994. He is also the Chairman of the board of directors of Mutual Investment Limited. Mr. de La Tour d'Auvergne Lauraguais has a degree in Civil Engineering from the Federal Polytechnic School of the University of Lausanne, Switzerland and an M.B.A. from the Wharton School of the University of Pennsylvania. He has extensive knowledge and understanding of accounting and financial reporting, and qualifies as an audit committee financial expert. He also brings to the Board significant experience in the agribusiness industry and our business, as well as international business experience.

William Engels, 54

Mr. Engels has been a member of our Board since 2001. Since 2007, he has been an advisor to a private investment fund with investments in South America. From 2003 to December 2006, Mr. Engels served on the board of directors of Quilmes Industrial (Quinsa) S.A., a holding company with interests in the beverage and malting industries, as the representative of Beverage Associates (BAC) Corp. From 1992 to 2003, Mr. Engels served in various capacities at Quinsa, including Director of Mergers and Acquisitions, Group Controller and Manager of Corporate Finance. Prior to joining Quinsa, Mr. Engels served as a Vice President at Citibank, N.A. in London, responsible for European sales of Latin American investment products, and in Brazil, in the area of mergers and acquisitions. Since 2010, Mr. Engels has served as Deputy Chairman of the board of Mutual Investment Limited. Mr. Engels has also served as a member of the board of BISA, a fund with diversified investments in different industries. Mr. Engels holds a B.S. from Babson College, an M.A. from the University of Pennsylvania and an M.B.A. from the Wharton School of the University of Pennsylvania. Mr. Engels brings to the Board significant financial experience, an understanding of mergers and acquisitions and a good understanding of industrial and consumer products companies. He brings an international business perspective to the Board, having had extensive working experience in Europe, the United States and Latin America. He also qualifies as an audit committee financial expert.

L. Patrick Lupo, 63

Mr. Lupo has been a member of our Board since 2006. He was appointed non-executive Chairman of our Board effective January 1, 2014, and previously served as our Lead Independent Director since 2010. He is the former chairman and chief executive officer of DHL Worldwide Express (DHL). Mr. Lupo joined DHL in 1976. He served as chairman and CEO from 1986 to 1997 and as executive chairman from 1997 to 2001. During his tenure at DHL, he also served as CEO, The Americas, and general counsel. Mr. Lupo received a law degree from the University of San Francisco and a B.A. degree from Seattle University. He is a member of the supervisory board of Cofra, AG. He is a former director of O2 plc and Ladbrokes plc (formerly Hilton Group plc). Mr. Lupo's experience as former chairman and chief executive officer of a major global logistics company provides valuable leadership, strategic, operational, management, marketing, financial and risk management skills to our Board, as well as insight into logistics, a critical element of our business. Additionally, his legal background provides our Board with an important perspective. He also brings to the Board significant international board experience.

Soren Schroder, 52

Mr. Schroder became our CEO in June 2013. He has been a member of our Board since May 2013. From 2010 to 2013 he was CEO, Bunge North America, leading Bunge's business operations in the United States, Canada and Mexico. Since joining Bunge in 2000, he has served in a variety of agribusiness leadership roles at the Company in the United States and Europe. Prior to joining Bunge, he worked for over 15 years at Continental Grain and Cargill. He received a B.A. in Economics from Connecticut College. Mr. Schroder brings to the Board significant experience in the agribusiness industry and our business, as well as operational, risk management and management experience.

RECOMMENDATION OF THE BOARD

              Our Board recommends that you vote FOR the election of each of Mr. Bachrach, Mr. Boilini and Ms. Browner to our Board as Class III Directors for a term ending at our 2017 Annual General Meeting.

DIRECTOR COMPENSATION

              Our compensation program for non-employee directors is designed to enable us to attract, retain and motivate highly qualified directors to serve on our Board. It is also intended to further align the interests of our directors with those of our shareholders. Annual compensation for our non-employee directors in 2013 was comprised of a mix of cash and equity-based compensation. The Compensation Committee periodically receives reports on the status of Board compensation for non-employee directors from its independent compensation consultant and is responsible for recommending to the Board changes in director compensation.

Director Compensation Table

              The following table sets forth the compensation for non-employee directors who served on our Board during the fiscal year ended December 31, 2013.

	Non-Employee Director Compensation(1)
Name	Fees Earned or Paid in Cash($)	Stock Awards(2)(3)($)	Total($)
Ernest G. Bachrach	$101,000	$136,713	$237,713
Enrique H. Boilini	129,000	136,713	265,713
Carol M. Browner	45,834	280,406	326,240
Jorge Born, Jr. (resigned March 8, 2013)	20,472	0	20,472
Francis Coppinger	106,833	136,713	243,546
Bernard de La Tour d'Auvergne Lauraguais	109,333	136,713	246,046
William Engels	114,000	136,713	250,713
Andrew Ferrier	100,000	136,713	236,713
James T. Hackett	115,000	136,713	251,713
Kathleen Hyle	118,834	136,713	255,547
L. Patrick Lupo(4)	135,000	136,713	271,713

(1)
Represents compensation earned in 2013.
(2)
Each of the non-employee directors serving on the Board on the date of Bunge's 2013 Annual General Meeting received an annual grant of 1,665 restricted stock units on May 24, 2013. In connection with Ms. Browner's appointment to the Board, she received a pro-rata annual grant of 1,335 restricted stock units and a joining grant of 2,080 restricted stock units effective August 6, 2013, the date of her appointment. Mr. Born did not receive any restricted stock units as he resigned prior to the 2013 Annual General Meeting. Annual grants and pro-rata annual grants vest on the first anniversary of the applicable date of grant, provided the director continues to serve on the Board on such date. New director joining grants will vest on the third anniversary of the applicable date of grant, provided the director continues to serve on the Board until such date. The closing price of Bunge's common shares on the NYSE on May 24, 2013 was $70.69, and on August 6, 2013 was $76.45.
(3)
The amounts shown reflect the full grant date fair value of the award for financial reporting purposes in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718 ("ASC Topic 718") (without any reduction for risk of forfeiture) as determined based on applying the assumptions used in Bunge's audited financial statements. See Note 26 to the audited consolidated financial statements in our Annual Report on Form 10-K for the year ended December 31, 2013 regarding assumptions underlying the valuation of equity awards. The aggregate number and value of outstanding restricted stock units for each non-employee director, excluding Ms. Browner, Mr. Ferrier, Mr. Hackett, and Ms. Hyle, as of December 31, 2013 was 3,335 and $273,837. As of December 31, 2013, the aggregate number and value of outstanding restricted stock units held by Ms. Browner was 3,415 and $280,406; Mr. Ferrier was 4,650 and $381,812; Mr. Hackett was 5,115 and $419,993; and Ms. Hyle was 3,955 and $324,745. The number of outstanding restricted stock units includes grants made in 2013 but excludes dividend equivalents. The closing price of Bunge's common shares on the NYSE on December 31, 2013 was $82.11. The aggregate number of stock options held by each director, other than Mr. Lupo, as of December 31, 2013 was 18,200. Mr. Lupo held 13,000. As Bunge has discontinued granting stock options to non-employee directors, Ms. Browner, Mr. Ferrier, Mr. Hackett, and Ms. Hyle have not been granted stock options.
(4)
Mr. Lupo served as Lead Independent Director in 2013 and received a supplemental retainer of $20,000 for serving in this role. Mr. Lupo was appointed non-executive Chairman of the Board effective January 1, 2014.

              Directors' Fees.    Non-employee directors received the following fees in 2013: (i) an annual retainer fee of $100,000; (ii) an annual fee of $15,000 for service as committee chair on any committee, except for the Chair of the Audit Committee, who received an annual fee of $20,000 for his services due to the added workload and responsibilities of this committee; and (iii) an annual fee for each member of the Audit Committee of $10,000 for their services due to the added workload and responsibilities of this committee. No fees are paid for service as a member of any other Board committee. Additionally, our Lead Independent Director received a supplemental annual retainer of $20,000 in 2013. Following the appointment of a non-executive Chairman of the Board, we no longer have a Lead Independent Director. In 2014, our non-executive Chairman will receive a supplemental annual retainer of $250,000, consisting of $100,000 in cash and $150,000 in time-based restricted stock units. In addition, although directors do not receive an annual Board or committee meeting attendance fee, if the Board and/or a committee meets in excess of ten times in a given year, each director receives a fee of $1,000 for each additional meeting attended.

              Bunge also reimburses non-employee directors for reasonable expenses incurred by them in attending Board meetings, committee meetings and shareholder meetings. Bunge provides Mr. de La Tour d'Auvergne Lauraguais with office accommodations, communications services and secretarial services to facilitate fulfillment of his duties.

              2007 Non-Employee Directors Equity Incentive Plan.    The 2007 Non-Employee Directors Equity Incentive Plan, adopted in 2007, provides for (i) an annual equity award to each continuing non-employee director as of the date of Bunge's annual general meeting of shareholders and (ii) an equity award upon a new non-employee director's initial election or appointment to the Board, which includes a pro rata portion of the award made to non-employee directors generally on the immediately preceding date of grant. In each case, the value, type and terms of such awards shall be approved by the Board based on the recommendation of the Compensation Committee. Bunge may grant non-qualified stock options, shares of restricted stock, restricted stock units and deferred restricted stock units under the 2007 Non-Employee Directors Equity Incentive Plan. Unless otherwise determined by the Compensation Committee, stock options become vested and exercisable on or after the third anniversary of the date of grant. The exercise price per share for each stock option is equal to the fair market value of a common share on the option grant date, as provided in the plan. Outstanding stock options remain exercisable for a period of ten years after their grant date. The 2007 Non-Employee Directors Equity Incentive Plan provides that up to 600,000 common shares may be issued under the plan. As of December 31, 2013, 320,835 shares remain available for issuance under the plan.

              Annual restricted stock unit awards (including a pro rata portion of the annual award made to non-employee directors who are elected or appointed to the Board following an annual general meeting) will vest on the first anniversary of the date of grant, provided the director continues to serve on the Board until such date. Unless otherwise determined by the Compensation Committee, restricted stock units granted in connection with a new non-employee director's initial election or appointment to the Board will vest on the third anniversary of the date of grant.

              Non-Employee Directors Equity Incentive Plan.    The Non-Employee Directors Equity Incentive Plan, adopted in 2001, provides for awards of non-qualified stock options to non-employee directors. Outstanding options remain exercisable for a period of ten years after their grant date. We have granted stock options to purchase an aggregate of 512,000 common shares to our non-employee directors as a group under the Non-Employee Directors Equity Incentive Plan. Upon shareholder approval of the 2007 Non-Employee Directors Equity Incentive Plan on May 25, 2007, no further stock options grants were permitted under the 2001 Non-Employee Directors Equity Incentive Plan.

              Non-Employee Directors Deferred Compensation Plan.    Our Deferred Compensation Plan for Non-Employee Directors (the "Non-Employee Directors Deferred Compensation Plan"), a non-tax

qualified deferred compensation plan, is designed to provide non-employee directors with an opportunity to elect to defer receipt of all or a portion of their annual cash fees. Amounts deferred are credited in the form of hypothetical share units that are approximately equal to the fair market value of a Bunge common share on the date that fees are otherwise paid. Participants' deferral accounts will be credited with dividend equivalents, in the form of additional share units, in the event Bunge pays dividends to holders of its common shares. Distributions are made in the form of Bunge common shares or cash, as elected by the participant. Upon a change of control of Bunge, a participant will receive an immediate lump sum distribution of his or her account in cash or Bunge common shares, as determined by the Compensation Committee. As of January 1, 2009, participants no longer have the option to defer any portion of their annual cash fees pursuant to the Non-Employee Directors Deferred Compensation Plan as a result of the adoption of Section 457A of the Internal Revenue Code.

              The number of shares underlying hypothetical share units held by our non-employee directors under this plan is shown in the share ownership table beginning on page 63 of this proxy statement.

              Non-Employee Director Share Ownership Guidelines.    To further align the personal interests of the Board with the interests of our shareholders, the Board has established share ownership guidelines for the minimum amount of common shares that are required to be held by our non-employee directors. These guidelines are required to be met within five years of a non-employee director's initial appointment or election to the Board. For non-employee directors, the guideline is five times the annual retainer fee paid by Bunge to its non-employee directors (i.e., $500,000). Shares deemed to be owned for purposes of the share ownership guidelines include shares directly owned by the director, shares underlying hypothetical share units held under the Non-Employee Directors Deferred Compensation Plan and 50% of the difference between the exercise price of a vested, in-the-money stock option and the fair market value of a Bunge common share. Unvested stock options or restricted stock units do not count toward satisfaction of the guidelines. Furthermore, our non-employee directors are required to hold 100% of the net shares acquired through Bunge's equity incentive plans until the guidelines are met. All non-employee directors have either met their share ownership guidelines or are making satisfactory progress towards their respective ownership guidelines as of December 31, 2013.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

              This section of the proxy statement provides an overview of our executive compensation program and an analysis of the decisions made with respect to the compensation of our Named Executive Officers in 2013. For 2013 our Named Executive Officers were:

  •
  Soren Schroder, Chief Executive Officer ("CEO")

  •
  Andrew J. Burke, Chief Financial Officer

  •
  Raul Padilla, Managing Director, Bunge Global Agribusiness and Chief Executive Officer, Bunge Product Lines

  •
  Gordon Hardie, Managing Director, Food and Ingredients

  •
  Vicente Teixeira, Chief Personnel Officer

  •
  Alberto Weisser, Former Executive Chairman and Former CEO

Executive Summary

2013 CEO and Board Leadership Transition, Strategic Developments and Financial Highlights

              Bunge is a global agribusiness and food company with integrated operations that stretch from the farm field to consumer foods. We are a leading global oilseed processor and producer and seller of vegetable oils and protein meals, as well as a leading sugar and ethanol producer in Brazil and global trader and merchandiser of sugar.

              On June 1, 2013, Soren Schroder succeeded Alberto Weisser as our CEO. Mr. Schroder previously held various positions during his 13-year tenure at Bunge, most recently as CEO of Bunge North America, leading our business operations in the United States, Canada and Mexico. His appointment to CEO highlights the effectiveness of our succession planning process.

              Mr. Weisser had served as our CEO for more than 14 years. As part of the Board's management succession plan, and in order to effect a smooth transition, Mr. Weisser agreed to continue as our Executive Chairman through the end of 2013. Effective December 31, 2013, concurrently with the expiration of his term as Executive Chairman, Mr. Weisser stepped down from our Board and the Board appointed L. Patrick Lupo as non-executive Chairman of the Board as of January 1, 2014.

              Under the new leadership of Mr. Schroder, we have renewed our focus on capital efficiency. We continue to focus on maximizing returns and creating sustainable long-term value for our shareholders. In the last year, we have repositioned Bunge and improved our risk profile through the sale of our Brazilian fertilizer blending and distribution business. Additionally, we announced that we are exploring alternatives to maximize the value of our Brazilian sugarcane milling business.

              Financially, on a combined, full-year basis, our agribusiness, edible oils and milling products segments generated record results of approximately $1.3 billion in segment earnings before interest and taxes and returns above cost of capital. Our share price at the end of 2013 was $82.11, compared to $72.69 at the end of 2012. Our one-year 2013 total shareholder return (TSR) was 14.7% and our five-year TSR was 71%. In 2013, we also increased our quarterly dividend by 11% and announced that we intend to repurchase up to $200 million of our common shares under our share repurchase program starting in the first quarter of 2014.

Shareholder Outreach and Compensation Program Changes

              We value the opinions of our shareholders as expressed through their votes and other communications and therefore have annually submitted the executive compensation program to a shareholder advisory "say-on-pay" vote. In May 2013, we held our annual say-on-pay vote and 79.1% of the votes cast on the proposal were cast in favor of the executive compensation program.

              During 2013, we embarked on a broad shareholder engagement outreach program to discuss the important changes that took place in 2013, including our CEO succession, the new Board leadership structure and our refocused strategic direction. We also sought shareholder feedback on key elements of our executive compensation program. We met with shareholders, including investment firms and institutional shareholders, representing approximately 40% of our outstanding shares. These discussions were led by our Compensation Committee Chairman and non-executive Chairman, L. Patrick Lupo, and also included members of Bunge's senior management team.

              Based on feedback received from our shareholders, as well as the Committee's consideration of market practices and its goal of linking compensation to the achievement of our business plans and strategies, including a focus on balanced growth, the Committee made the following changes to the executive compensation program:

  •
  Modified the annual incentive plan award methodology to place greater weighting on business results and provide enhanced disclosure of threshold, target and maximum performance levels beginning in 2013.

  •
  Added return on invested capital ("ROIC") as a second performance metric to performance-based restricted stock unit ("PBRSU") awards, beginning with the 2014 – 2016 performance period. Going forward, PBRSU performance metrics will be equally weighted between cumulative diluted earnings per share ("EPS") and ROIC.

  •
  Did not include a golden parachute excise tax gross-up provision in our new CEO's employment agreement. No company arrangements include a golden parachute excise tax gross-up provision.

  •
  Beginning in 2014, committed to limiting the use of supplemental time-based restricted stock unit awards to maintain our emphasis on performance-based equity awards.

Pay-for-Performance Principles and Structure

              Our executive compensation program is designed to maintain a strong link between pay and performance and is intended to achieve the following objectives:

  •
  Support our business goals and strategies by fostering profitable growth and increasing shareholder value;

  •
  Align interests of executive officers with the long-term interests of shareholders;

  •
  Attract, retain and motivate high-caliber executives to drive our business and financial performance; and

  •
  Link a significant amount of executive compensation to the achievement of pre-established performance metrics directly tied to our business goals and strategies.

              It is our practice to deliver the majority of Named Executive Officer compensation in the form of performance-based equity awards with multi-year vesting. Additionally, our use of PBRSUs, with vesting contingent on achieving specific financial performance metrics, further reinforces the performance-driven nature of our executive compensation program.

              The following chart illustrates the performance-based nature of our executive compensation program and the heavy weighting toward long-term equity-based awards. The CEO has a different target compensation mix than other Named Executive Officers, which places more of the CEO's compensation at risk and in the form of long-term equity awards to reflect the greater level of responsibility he has for Bunge's overall performance.

Mix of Target Compensation

              The following table sets forth the three principal elements of our executive compensation program and the links to our financial performance. Each of these elements, and the rationale for the compensation awarded to the Named Executive Officers in 2013, are discussed in greater detail beginning on page 35 of this proxy statement.

Linking Bunge's Pay-for-Performance Principles to Program Elements

(1) Beginning with the 2014-2016 performance period.

CEO Pay and Performance Alignment

              We have a long standing practice of tracking our pay and performance for our CEO relative to our executive compensation Peer Group. This allows us to (i) analyze the effectiveness of our executive compensation program and (ii) ensure that Company financial performance metrics for our annual and equity incentive plans continue to be competitively calibrated relative to our peers. As shown in the following table, our executive compensation program has produced a strong track record of closely aligned executive pay and Company performance.(1)(2)

(1)
Nine year average: Relative TSR-55%; Relative TDC-45%.
(2)
Relative total direct compensation (Relative TDC) is comprised of: (i) base salary; (ii) annual incentive awards reflected as a three-year average of actual awards paid for the corresponding period; and (iii) equity incentive awards for the corresponding period as follows: (a) stock options: current Black-Scholes value; (b) PBRSUs: in-cycle awards are assumed to be paid out at target and earned awards are reflected based on actual amounts paid out; and (c) time-based restricted stock unit awards at current intrinsic value.

  For the relative total shareholder return (or Relative TSR) comparison, all components are calculated on a comparable basis for Bunge and the Peer Group companies. See pages 33 and 34 of this proxy statement for a discussion of Bunge's executive compensation Peer Group.

Highlights of Compensation Governance Practices

              Bunge is committed to maintaining strong compensation governance practices to support our pay-for-performance principles and further align the program with the interests of our shareholders. We have adopted a number of "best practices" with respect to executive compensation.

  •
  Clawback policy applicable to all executive officers.

  •
  Anti-hedging and anti-pledging policy.

  •
  Robust stock ownership guidelines for executive officers and directors (6x base salary for CEO; 3x base salary for other Named Executive Officers and 5x annual retainer for directors).

  •
  Double trigger change of control severance provisions.

  •
  Standardized timing of annual equity award grants.

  •
  Equity incentive plan provisions that prohibit repricing or cash buyouts of stock options without stockholder approval.

  •
  Full disclosure of incentive plan performance metrics.

  •
  No golden parachute excise tax gross-ups.

  •
  Limited perquisites.

  •
  Annual compensation risk assessment for employee plans.

Discussion and Analysis

              The main body of this Compensation Discussion and Analysis provides details on the principles and objectives of our executive compensation program and the Committee's key 2013 compensation related decisions. This section is organized into the following categories:

    I.
    Key 2013 Compensation Decisions and Program Changes

    II.
    Determining Compensation

    III.
    Competitive Market Positioning

    IV.
    Principal Elements of Our Executive Compensation Program

    V.
    Compensation Governance

I.         Key 2013 Compensation Decisions and Program Changes

Key Compensation Program Changes

              As part of the Committee's ongoing practice of reviewing and strengthening our executive compensation program, it considers various factors, including feedback received from shareholders, market practices, and its goal of linking compensation to the achievement of our business plans and strategies. Based on this review, the Committee, in consultation with its independent compensation consultant, has made the following key changes to the executive compensation program.

Element	&zwsp;	Decision	&zwsp;
Annual Incentive Awards		Adopted explicit threshold, target and maximum performance levels and more heavily weighted the achievement of Company financial performance beginning in 2013.
PBRSU Awards		Modified the performance metrics for PBRSUs granted for the 2014-2016 performance period to include a second performance metric, ROIC.

2013 Annual Incentive Award Changes

              The Committee believes providing explicit target, threshold and maximum performance levels will enable stronger disclosure of the payout curve. Our annual incentive plan is discussed in more detail on page 35 of this proxy statement.

PBRSU Award Changes for the 2014-2016 Performance Period

              The Committee believes the addition of a ROIC performance metric provides alignment with Bunge's strategic refocus on efficient use of capital and further strengthens the link to long-term Company performance. Inclusion of a ROIC metric was also supported by the feedback we received from shareholders. PBRSU awards are discussed in more detail on page 40 of this proxy statement.

2013 Key Compensation Decisions

              In addition, the Committee made the following key compensation decisions with respect to Named Executive Officers for 2013.

Element	&zwsp;	Decision	&zwsp;
CEO Transition Arrangements		Entered into a new employment agreement with Mr. Schroder to reflect his promotion to CEO and amended the existing employment agreement with Mr. Weisser to provide for an orderly CEO transition.
Base Salaries		All Named Executive Officer base salaries remained unchanged with the exception of Mr. Schroder, who received a base salary increase in connection with his promotion to CEO.
Financial Adjustments Impacting Annual Incentive Plan and PBRSU Awards		Approved certain positive adjustments relating to the impact of the 2013 sale of our Brazilian fertilizer blending and distribution assets and excluded certain non-cash charges relating to deferred tax assets in our sugar and bioenergy segment.

CEO Transition Arrangements

    New CEO Employment Agreement

              In connection with Mr. Schroder's promotion to CEO, the Committee entered into a new employment agreement with him. The employment agreement generally provides for the following.

  •
  Annual base salary of $1,000,000, subject to periodic review and adjustment by the Committee.

  •
  Annual target award opportunity of $1,400,000 under our annual incentive plan, subject to periodic review and adjustment by the Committee.

  •
  Annual grant of equity-based awards under our equity incentive plan.

  •
  Upon an involuntary termination of employment, severance equal to two times base salary, plus the average annual bonus paid during the two calendar years immediately preceding his termination date. Mr. Schroder is also eligible for a pro rata annual bonus through his termination date.

  •
  Upon an involuntary termination of employment following a change of control, severance equal to three times the sum of his base salary plus target annual bonus then in effect.

    Former CEO Transition Arrangement

              In order to ensure an orderly CEO transition, the Committee and Mr. Weisser agreed to amend his existing employment agreement, which was originally entered into in 2000. Both Mr. Weisser's annual incentive and equity incentive awards for 2013 were subject to his satisfactory performance during the CEO transition period. Additionally, Mr. Weisser's annual incentive plan financial performance metrics were the same as Mr. Schroder's, further incentivizing Mr. Weisser to focus on Bunge's full-year financial performance. Pursuant to the amended employment agreement, Mr. Weisser was entitled to receive the same severance and other benefits as provided under his original employment agreement. In addition, Mr. Weisser's outstanding stock options will remain exercisable until the expiration of the option term and the aggregate value of his tax-qualified and non tax-qualified defined benefit pension will be $1,200,000 annually. See page 60 of this proxy statement for additional information regarding Mr. Weisser's termination-related compensation.

2013 Adjustments Impacting Annual Incentive and PBRSU Awards

              During 2013, the Committee determined to exercise discretion to include two financial adjustments in the calculation of payouts for the annual incentive awards and the PBRSU component under the equity incentive plan. These two adjustments were:

    •
    The inclusion of $250 million relating to the sale of our Brazilian fertilizer blending and distribution assets, which was completed in 2013.

    •
    The exclusion of $521 million of non-cash charges relating to deferred tax assets in Brazil.

              In determining to make these adjustments, the Committee took a number of factors into consideration, including the principles and objectives of the executive compensation program, fairness to both our shareholders and employees, past practices, and long-term implications for future award cycles.

              The $250 million amount relating to the sale of our Brazilian fertilizer assets would normally not have been included in incentive award calculations because it corresponds to the economic gain realized on the sale, which is the amount that corresponds to the incremental value created and realized by Bunge in the transaction, namely the amount by which the gross proceeds exceeded Bunge's and its financial advisors' valuations of the assets. The Committee, however, considered that we previously sold the larger portion of the Brazilian fertilizer business in 2010, but retained this piece of the business in order to optimize its value which ultimately resulted in the realization of greater value for the entire business. Additionally, the Committee used the same methodology in calculating incentive awards with respect to the 2010 transaction. Given these circumstances, including the benefits realized by shareholders on this transaction, the Committee determined it was appropriate and fair to include this adjustment in 2013 incentive award calculations.

              The Committee determined it was appropriate to exclude the $521 million of non-cash charges relating to deferred tax assets in Brazil as this amount relates to the balance of these assets at the start of the quarter in which the decision was taken to record a valuation allowance for the assets in our industrial sugar business due, in part, to our decision to commence a comprehensive process to explore all alternatives to optimize the value of this business.

              The Committee also considered the impact these financial adjustments would have on future performance targets and ultimately determined that the adjustments would result in more appropriate and more challenging performance targets in future performance cycles. Because the methodology for setting performance targets for PBRSUs is based on averaging the prior two years' EPS with the earliest year increased by 10% (see page 40 of this proxy statement for additional information), the positive adjustment in 2013 will effectively increase the difficulty of attaining the performance metrics in subsequent years. As a result, these 2013 adjustments will result in the creation of more challenging targets for the 2014-2016 and 2015-2017 performance periods.

II.        Determining Compensation

              The Committee considers a number of factors in setting executive compensation, including competitive market data, business and industry conditions, and input from the Committee's independent compensation consultant and management.

Role of the Compensation Committee

              The Committee is comprised of non-employee independent directors and is responsible for designing, reviewing and overseeing the administration of our executive compensation program. Each year, the Committee reviews and approves all compensation decisions relating to the Named Executive Officers. Generally, all decisions with respect to determining the amount or form of Named Executive Officer compensation are made by the Committee in accordance with the methodology described below.

              When making compensation decisions, the Committee analyzes data from the Comparator Groups (as described on page 34 of this proxy statement) as well as tally sheets prepared by our human resources department for each of the Named Executive Officers. The tally sheets provide the Committee with the following information:

  •
  The dollar amount of each material element of compensation (base salary, annual cash incentive awards, long-term equity-based incentive awards, and retirement benefits);

  •
  Executive benefits and perquisites;

  •
  Potential value of equity holdings (vested and unvested);

  •
  Value realized in the prior fiscal year from stock option exercises;

  •
  Expected payments under selected termination of employment, retirement and change of control scenarios; and

  •
  Progress toward satisfaction of share ownership guidelines.

              The tally sheets provide the Committee with a comprehensive view of the various elements of actual and potential future compensation of our Named Executive Officers, as well as their wealth accumulation, allowing the Committee to analyze both the individual elements of compensation and the aggregate total amount of actual and projected compensation in making compensation decisions.

              In addition to reviewing data from the Comparator Groups and tally sheets, the Committee also considers a number of factors that it deems important in setting the target total direct compensation for each Named Executive Officer:

  •
  Individual responsibilities, experience and achievements of the Named Executive Officer and his potential contributions towards Bunge's performance;

  •
  Recommendations from its independent compensation consultant;

  •
  Recommendations from the CEO and Chief Personnel Officer (for officers other than themselves); and

  •
  For our CEO, the historical relationship between his pay and performance against the Peer Group.

              As an initial guideline, the Committee generally seeks to set target total direct compensation levels for each Named Executive Officer within a range (+/- 15%) of the median of the Comparator Groups. Our executive compensation program retains the flexibility to set target total direct compensation above or below the median of the Comparator Groups in the Committee's reasonable discretion in order to recognize factors such as market conditions, job responsibilities, experience, skill sets and ongoing or potential contributions to Bunge. In addition, actual compensation earned in any annual period may be at, above, or below the median depending on the individual's and Bunge's performance for the year.

              The differences in compensation levels among our Named Executive Officers are primarily attributable to the differences in the median range of compensation for similar positions in the Comparator Groups and the factors described above.

Role of Executive Officers

              The CEO assists the Committee in setting the strategic direction of our executive compensation program; evaluates the performance of the Named Executive Officers (excluding himself); and makes recommendations to the Committee regarding their compensation in consultation with the Chief Personnel Officer. The CEO and the Chief Personnel Officer also participate in developing and recommending the performance criteria and measures for our Named Executive Officers under our annual and equity incentive plans for consideration by the Committee. Although the Committee gives significant weight to the CEO's recommendations, the Committee retains full discretion in making compensation decisions.

              No other executive officers participated in the executive compensation process for 2013. Bunge's human resources department, under the supervision of the Chief Personnel Officer, also supports the Committee in its work and implements our executive compensation program.

Role of the Compensation Consultant

              Pursuant to its charter, the Committee is empowered to hire outside advisors as it deems appropriate to assist it in the performance of its duties. The Committee has sole authority to retain or terminate any such advisors and to approve their fees.

              The Committee has retained Semler Brossy Consulting Group ("Semler Brossy") as its independent compensation consultant to provide information, analysis, and objective advice regarding our executive compensation program. Management has no role in the Committee selecting Semler Brossy. The Committee periodically meets with Semler Brossy to review our executive compensation program and discuss compensation matters. For 2013, Semler Brossy performed the following functions at the Committee's request:

  •
  Assisted the Committee in the review and assessment of the Peer Group;

  •
  Compared each element of the Named Executive Officers' target total direct compensation opportunity with the corresponding compensation elements for the Comparator Groups to assess competitiveness;

  •
  Prepared an analysis of pay and performance relative to the Peer Group and other comparator groups used by proxy advisory firms to support the Committee's goal of aligning our executive compensation program with shareholders' interests;

  •
  Advised the Committee with respect to the value of long-term incentive awards;

  •
  Advised the Committee on competitive pay practices for non-employee director compensation;

  •
  Prepared presentations for the Committee on general U.S. trends and practices in executive compensation;

  •
  Supported the Committee in its review of the Compensation Discussion and Analysis; and

  •
  Advised the Committee on the design of employee incentive programs and arrangements.

              The Committee reviews its relationship with Semler Brossy annually. The process includes a review of the quality of the services provided, the fee structure for the services, and the factors impacting Semler Brossy's independence under the rules of the Securities and Exchange Commission and the listing standards of the New York Stock Exchange. In January 2014, the Committee met with Semler Brossy and reviewed a report prepared by Semler Brossy assessing its independence. The Committee concluded that no conflict of interest exists that would prevent Semler Brossy from independently advising the Committee.

Determining Performance Metrics

              Consistent with our pay-for-performance principles, the Committee chooses financial performance metrics under the annual and equity incentive plans that support our short- and long-term business plans and strategies, and incentivize management to focus on actions that create sustainable long-term shareholder value. In setting targets for the short- and long-term performance metrics, the Committee considers our annual and long-term business goals and strategies and certain other factors, including our past variance to targeted performance, economic and industry conditions, and the practices of the Peer Group. The Committee sets challenging, but achievable, goals, including those that are attainable only as a result of exceptional performance. The Committee recognizes that performance metrics may need to change over time to reflect market practices and evolving business priorities. Accordingly, we expect to continue to reassess the performance metrics we use.

III.      Competitive Market Positioning

              Bunge uses various methods to determine the elements of our executive compensation program and review current compensation practices and levels. Our executive compensation program strives to provide a mix of base salary, target annual cash incentive awards and target annual long-term equity-based incentive award values (referred to, in aggregate, as target total direct compensation) that is aligned with the program's principles and objectives and is competitive with compensation provided by a peer group of selected publicly-traded companies.

              The Committee, in consultation with its independent compensation consultant, Semler Brossy, selects a number of peer group companies (the "Peer Group") having one or more of the following characteristics outlined in the chart below:

              The Committee periodically reviews the composition of the Peer Group and, as appropriate, updates it to ensure continued relevance and reflect mergers, acquisitions or other business-related changes that may occur. For 2013, the following 17 companies comprised the Peer Group:

2013 Peer Group		&zwsp;
Air Products & Chemicals Inc.	Monsanto Company
Alcoa Inc.	The Mosaic Company
Archer Daniels Midland Company	PotashCorp
ConAgra Foods Inc.	PPG Industries, Inc.
FedEx Corp.	Praxair Inc.
General Mills Inc.	Tyson Foods, Inc.
International Paper Company	United Parcel Service, Inc.
Kellogg Company	U.S. Steel Company
Meadwestvaco Corp.

              In determining Named Executive Officer compensation, the Committee reviews a market analysis prepared by Semler Brossy which includes general industry and Peer Group compensation data provided by Towers Watson. This data enables the Committee to compare the competitiveness of Named Executive Officer compensation based on their individual responsibilities and scope against comparable positions within our Peer Group and a broader general industry group of public companies. Additionally, in light of his role as head of a commodities trading business unit, Mr. Padilla's total compensation is further evaluated using commodity trading data from companies in the McLagan Fixed Income Sales and Trading Survey. The Peer Group and the other data sources referred to above are referred to collectively as the "Comparator Groups."

              Neither Towers Watson nor McLagan makes recommendations or participates with the Committee in discussions regarding the determination of amounts or forms of compensation for the Named Executive Officers. Towers Watson and McLagan from time to time provide other compensation consulting services to management.

IV.        Principal Elements of Our Executive Compensation Program

              The principal elements of our executive compensation program are described in further detail below.

Base Salary

              A portion of annual cash compensation is paid as base salary to provide Named Executive Officers with an appropriate level of security and stability as well as to provide an appropriate level of pay for the execution of their key responsibilities. Base salaries for the Named Executive Officers are reviewed on an annual basis, and in connection with a promotion or other change in responsibilities. The Committee establishes base salaries for the Named Executive Officers based on a number of factors including:

    •
    Evaluation of the executive's scope of responsibilities;

    •
    Experience, contributions, skill level and level of pay compared to comparable executives in the Comparator Groups;

    •
    Recommendations from Semler Brossy; and

    •
    Recommendations from the CEO, in consultation with the Chief Personnel Officer, for each Named Executive Officer other than the CEO.

              The Committee generally establishes base salaries at approximately the median level for comparable executives in the Comparator Groups.

              The Committee did not increase the base salaries of any Named Executive Officer (other than Mr. Schroder) in 2013. Effective June 1, 2013, in connection with Mr. Schroder's appointment to CEO, the Committee increased his base salary to $1,000,000.

              The base salary of each Named Executive Officer is set forth in the "Salary" column of the Summary Compensation Table on page 48 of this proxy statement.

Annual Cash Incentive Awards

              The Committee grants Named Executive Officers an opportunity to earn cash incentive awards under Bunge's Annual Incentive Plan, an annual performance-based incentive plan that is available to a broad group of employees. The Annual Incentive Plan provides a cash incentive that is directly related to the achievement of financial, business unit and individual performance metrics and contributions that drive annual results aligned with our long-term goals.

              Target annual cash incentive award opportunities under the Annual Incentive Plan are generally established by the Committee using analyses of comparable executives in the Comparator Groups and based on a percentage of each Named Executive Officer's base salary. The Committee generally sets target annual cash incentive opportunities for Named Executive Officers at approximately the median level for comparable executives in the Comparator Groups.

              For 2013, the Committee introduced changes to the Annual Incentive Plan to strengthen the linkage between our business performance and the creation of long-term shareholder value. The Committee established transparent threshold, target and maximum performance levels more heavily weighted towards the achievement of Company financial performance metrics.

              The actual annual incentive awards earned by each Named Executive Officer may be above, at, or below the established target level based on Company financial performance and the Named Executive Officer's individual performance metrics attained for the relevant year. In order to receive a partial incentive award under the Annual Incentive Plan, a threshold level of performance must be attained with respect to the performance metrics. If threshold performance levels are not achieved, no payout will be made. Maximum performance levels provide an incentive to significantly enhance performance and are set at challenging levels.

              For 2013, the Named Executive Officers were eligible to receive an annual cash incentive award ranging from 0 percent to 250 percent of their target annual incentive award opportunity.

              Company Performance Metrics.    For 2013, the Committee allocated Annual Incentive Plan metrics between (i) return on net assets ("RONA") for Bunge Limited as a whole and/or for the business unit for which a Named Executive Officer had primary responsibility and (ii) net income after noncontrolling interest for Bunge Limited as a whole and/or EBIT of its business segments, based on the primary responsibilities of the Named Executive Officer. Target levels reflect the annual business plan.

    •
    RONA measures the relationship between profits and the net assets used in our businesses. As Bunge operates in a number of capital intensive businesses, RONA allows us to measure management's ability and efficiency in using our assets to generate profits. The Committee views RONA as a principal driver of shareholder value.

    •
    Net income after noncontrolling interest (net income) measures profitability of ongoing business operations of Bunge Limited as a whole adjusted for noncontrolling interests. The Committee views net income after noncontrolling interest as a useful measure of the overall profitability of ongoing business operations.

    •
    EBIT measures earnings before interest and income tax expense. The Committee views EBIT as a useful measure of a business segment's performance without regard to its financing methods or capital structure. EBIT is a financial measure that is widely used by analysts and investors in Bunge's industries.

              For 2013, the Committee established the following weightings for the Company financial metrics under the Annual Incentive Plan. The weightings assigned to Mr. Padilla and Mr. Hardie reflect their level of responsibility for their respective business segments.

&zwsp;	2013 Annual Incentive Plan						&zwsp;
&zwsp;	Weightings - Company Financial Metrics						&zwsp;
	Executive	Weighting 1			Weighting 2
	Soren Schroder	100%		&zwsp;			&zwsp;

	Andrew J. Burke	100%		&zwsp;			&zwsp;

	Raul Padilla	30%	RONA & net income: Bunge Limited		70%	RONA & EBIT: Bunge Global Agribusiness

	Gordon Hardie	30%			70%	RONA & EBIT: Food & Ingredients

	Vicente Teixeira	100%		&zwsp;			&zwsp;

	Alberto Weisser	100%		&zwsp;			&zwsp;

              The following table sets forth the threshold, target and maximum performance levels established for the Company financial metrics established under the Annual Incentive Plan for each Named Executive Officer in 2013 and the actual results achieved against the metrics.

	Business Unit/Segment	&zwsp;	Metric	&zwsp;	Metric Weighting	&zwsp;	Threshold	&zwsp;	Maximum	&zwsp;	Target	&zwsp;	Actual	&zwsp;
	Bunge Limited		RONA		40%		4.0%		10.6%		6.6%		7.0%

			Net Income		30%		588.4		1,569.1		980.7		1,007.7

&zwsp;		&zwsp;		&zwsp;		&zwsp;		&zwsp;		&zwsp;		&zwsp;		&zwsp;

	Bunge Global Agribusiness		RONA		40%		4.4%		11.8%		7.4%		7.5%

			EBIT		30%		611.0		1,629.3		1,018.3		1,048.4

&zwsp;		&zwsp;		&zwsp;		&zwsp;		&zwsp;		&zwsp;		&zwsp;		&zwsp;

	Food & Ingredients		RONA		40%		5.8%		15.5%		9.7%		9.3%

			EBIT		30%		187.2		499.2		312.0		283.3

              Amounts used to determine performance against Company financial metrics are derived from our audited financial statements. Under the terms of the Annual Incentive Plan, the Committee may adjust actual results achieved, in its discretion, if it determines that such adjustment is appropriate to reflect unanticipated or extraordinary items or events. As discussed on pages 30 and 31 of this proxy statement, the Committee determined to make certain adjustments in calculating 2013 Annual Incentive Plan awards.

              Individual Performance Metrics. In addition to the attainment of Company financial metrics, each Named Executive Officer was evaluated on the achievement of individual performance metrics that generally relate to the achievement of specific aspects of our business plans and strategies as well as other initiatives relating to the officer's position. In 2013, the Committee also assessed Named Executive Officers on a number of core management competencies, including: building organization capabilities; strategic thinking; teamwork; leadership; communication; and people management.

              2013 Annual Incentive Award Determinations. Following completion of audited financial results for the prior fiscal year, the Committee reviews and approves the annual incentive awards based on the results achieved against Company financial metrics and individual performance metrics as described above.

              The following table sets forth the actual incentive awards paid to each Named Executive Officer in 2014.

Name	&zwsp;	2013 Actual Payout as a Percentage of Target	&zwsp;	2013 Actual Payout Amount ($)
Soren Schroder (1)		121.4%		$1,320,000
Andrew J. Burke		128.9%		900,000
Raul Padilla		120.6%		1,025,000
Gordon Hardie		113.9%		470,000
Vicente Teixeira		121.7%		420,000
Alberto Weisser (2)		109.4%		1,970,000

    (1) As established by the Committee, Mr. Schroder's payout amount is prorated based on his base salary and annual incentive target for the period of service from (i) January 1 to May 31 (base salary of $650,000 and target of 100%) and (ii) June 1 to December 31 (base salary of $1,000,000 and target of 140%).

    (2) As established by the Committee, Mr. Weisser's payout percentage is prorated based on his target bonus of $750,000 for service from January 1 to May 31 and his target bonus of $1,050,000 for service from June 1 to December 31.

              The actual amount awarded to the Named Executive Officers is set forth in the "Non-Equity Incentive Plan Compensation" column of the Summary Compensation Table on page 48 of this proxy statement.

Other Performance-Based Cash Awards

              Raul Padilla.    In connection with Mr. Padilla's dual role as both Managing Director, Bunge Global Agribusiness and CEO, Bunge Product Lines, he participates in two performance-based annual incentive opportunities. As Managing Director, Bunge Global Agribusiness, Mr. Padilla participates in the Annual Incentive Plan, consistent with other Named Executive Officers as described above. To reflect his responsibilities as CEO, Bunge Product Lines, Mr. Padilla also participates in a supplemental annual incentive award opportunity based solely on the attainment of pre-established performance metrics set forth below, measured with respect to Bunge's agribusiness product lines. Mr. Padilla has participated in this supplemental annual incentive award opportunity since 2010.

              This supplemental annual incentive award opportunity is linked directly to the achievement of pre-established performance metrics aligned with the long-term business and strategic goals of our agribusiness product lines. The award is intended to align Mr. Padilla's compensation with comparable executives in commodity trading environments in the Comparator Groups. The award payout is based on actual performance achieved by the product lines, and in order to receive an award payout, a threshold performance level must be achieved. If threshold performance levels are not achieved, no payout will be made. Mr. Padilla was eligible to receive a supplemental annual incentive award opportunity ranging from 0 percent to 250 percent of his base salary.

              The performance metric for the supplemental annual incentive award opportunity was Risk Adjusted Profit. We define Risk Adjusted Profit as the aggregate trading profits of the agribusiness product lines (based on global trading earnings before interest and taxes), after applying working capital and risk capital charges to take into account the amount of capital utilized and the underlying risk taken during the year.

              The following table sets forth the threshold, target and maximum award opportunities and the award levels that the Committee established for 2013:

Award Level	&zwsp;	Risk Adjusted Profit(1)	&zwsp;	Percentage of Base Salary	&zwsp;	Award Amount	&zwsp;
Below Threshold		Less than $225 million		0%		0
Threshold		$225 million		50%		$425,000
Target		$300 million		100%		$850,000
Maximum		$525 million or greater		250%		$2,125,000

(1) Results between award levels will be interpolated.

              The Committee requires that a portion of the supplemental annual incentive award payout be deferred over a two-year period and be at-risk to the future performance of the agribusiness product lines. Amounts deferred are eligible to be paid out in two annual installments, subject to reduction or forfeiture in the event of (i) a cumulative annual trading loss for the agribusiness product lines during the deferral period; (ii) Mr. Padilla's resignation of employment for any reason; or (iii) Mr. Padilla's termination of employment for "cause."

              In March 2014, the Committee determined that Risk Adjusted Profit for the 2013 performance period was $437 million and awarded Mr. Padilla $1,627,000, as set forth in the "Non-Equity Incentive Plan Compensation" column of the Summary Compensation Table on page 48 of this proxy statement. Payment of $638,500 of the award is deferred and will be paid out in two installments on March 31, 2015 and March 31, 2016, subject to the terms and conditions discussed above.

Long-Term Incentive Compensation

              Named Executive Officers are eligible to receive long-term equity-based incentive awards pursuant to Bunge's 2009 Equity Incentive Plan (the "Equity Incentive Plan"). The long-term equity-based incentive element of our executive compensation program is intended to provide Named Executive Officers with a continuing stake in our long-term success and serves as an important retention tool. We further emphasize equity ownership by senior executives through the share ownership guidelines described below.

              Pursuant to the Equity Incentive Plan, the Committee may grant the following long-term incentive awards:

  •
  Stock options;

  •
  Restricted stock units that vest upon the achievement of certain pre-established performance metrics over a specified performance period (PBRSUs); and

  •
  Restricted stock units that vest subject to the satisfaction of a specified service period (time-based RSUs).

              The Committee primarily grants long-term incentive awards in the form of non-qualified stock options and PBRSUs. Grants are generally made in the first quarter of each year, when compensation decisions for the year are made and after the public release of Bunge's year-end audited financial results. In response to special situations, equity awards may be granted at other times in the event of a new hire, promotion, for retention purposes or to recognize exceptional performance.

              The Committee grants Named Executive Officers an equal mix in value of stock options and PBRSUs to further reinforce the performance-driven nature of our executive compensation program by focusing on both the strategic drivers and the achievement of enhanced long-term shareholder value. The Committee targets the value of the long-term incentive awards granted to the Named Executive Officers to approximately the median of the value of equity-based awards granted to comparable executives in the Comparator Groups.

              The Committee also considers the following factors in determining the type and amount of long-term incentive awards:

  •
  Potential shareholder dilution;

  •
  Share overhang (defined as the number of shares available for grant, plus outstanding stock option and restricted stock unit awards);

  •
  Paper gains on outstanding long-term incentive awards; and

  •
  Projected cost and accounting expense on Bunge's earnings.

              Stock Option Awards.    Stock option awards reflect the pay-for-performance principles of our executive compensation program by directly linking long-term incentives to stock price appreciation. Stock options have value only if the trading price of Bunge's common shares exceeds the exercise price of the stock option. Stock options also help us maintain competitive compensation levels and retain executive talent through a multi-year vesting schedule. Stock options generally vest in three equal annual installments following the option grant date and remain exercisable until the tenth anniversary of the option grant date. Pursuant to the terms of the Equity Incentive Plan, the Committee sets the exercise price of a stock option based on the average of the high and low sale prices of Bunge's common shares on the NYSE on the grant date.

              On March 4, 2013, the Committee approved the grant of stock options to the Named Executive Officers effective March 5, 2013 (the grant date) with an exercise price equal to the average of the high and low sale prices of Bunge's common shares on the grant date. It is the Committee's practice to authorize annual grants of equity-based incentive compensation awards, including stock options, effective as of the day immediately following the date the Committee meets to authorize the grant of awards. Stock options are valued using a Black-Scholes valuation model. As mentioned above, 50% of the value of the 2013 long-term incentive award consisted of stock options.

              Information regarding the grant date fair value and the number of stock options awarded to the Named Executive Officers for 2013 is set forth in the Grants of Plan-Based Awards Table on page 49 of this proxy statement.

    PBRSU Awards

              2013-2015 Award Decisions. PBRSUs are tied to Bunge's long-term performance to ensure that Named Executive Officer pay is directly linked to the achievement of strong, sustained long-term operating performance. Each PBRSU is settled with a Bunge common share following the vesting date. In addition, dividend equivalents will be paid in Bunge common shares on the date that PBRSUs are otherwise paid-out, based on the number of shares vesting. However, in no event will dividend equivalents be paid on any shares in excess of the target award granted.

              On March 4, 2013, the Committee approved the grant of PBRSUs for the 2013-2015 performance period, effective March 5, 2013 (the grant date). Payouts of the PBRSUs, if any, will generally be subject to the Named Executive Officer's continued employment with Bunge through the vesting date (generally, the third anniversary of the grant date) and will be based on Bunge's achievement of cumulative, diluted earnings per share (EPS) targets established on the grant date.

              We define diluted EPS as Bunge's earnings per share calculated using fully diluted common shares outstanding (which includes outstanding stock options) as reflected in our reported audited financial statements. The Committee uses diluted EPS as a performance metric because it has determined that investors generally view it as a key measure of our financial performance that is fundamental to long-term value creation.

              The Committee generally sets the baseline for PBRSU targets by averaging the prior two years' diluted EPS with the earliest year's EPS increased by 10%. This baseline is then increased by 10% for each year in the performance period. The Committee adopted this averaging methodology to balance out volatility in diluted EPS results while preserving the performance-based, motivational and retention-oriented features of these awards.

              Based on the above factors, the Committee set threshold, target and maximum award levels for the 2013-2015 performance period in accordance with the table below:

Award Level	Cumulative 3-Year Diluted Earnings-per-Share	Percent of Award Vesting
Below Threshold	Less than $16.01	0%
Threshold	$16.01	50%
Target	$20.79 (target)	110%
Maximum	$27.03 or greater	200%

              Beginning with the 2012-2014 performance period, the Committee modified the payout curve for the PBRSU awards based on an analysis by its independent compensation consultant indicating that the diluted EPS targets were set at levels above the median of competitive market practices. As a result, the attainment of the target performance level will result in payouts of 110% of the target PBRSU award.

              Information regarding the fair market value and number of PBRSUs that the Named Executive Officers may earn at the end of the 2013-2015 performance period, subject to satisfaction of the performance metrics described above, is shown in the Grants of Plan-Based Awards Table on page 49 of this proxy statement.

              2011-2013 PBRSU Award Determinations. Each year, following the end of a three-year PBRSU performance cycle, the Committee reviews and certifies the performance attained based on our reported audited financial statements, subject to the Committee's discretion under the Equity Incentive Plan to adjust such results for non-recurring charges and other one-time or extraordinary events, as further discussed on pages 30 and 31 of this proxy statement. Each PBRSU that vests is settled with a Bunge common share.

              In February 2014, the Committee reviewed and certified the achievement of the performance metrics for the PBRSUs granted for the 2011-2013 performance period. As discussed above, the Committee determined to make certain adjustments to the Company financial metrics in calculating the number of PBRSU shares earned for the 2011-2013 performance period. The following table shows the results for the 2011-2013 performance period.

	&zwsp;	2011-2013 PBRSU Award									&zwsp;
Performance Metric	&zwsp;	Threshold Performance	&zwsp;	Target Performance	&zwsp;	Maximum Performance	&zwsp;	Actual Performance(1)	&zwsp;	Percentage of Target Award Vested	&zwsp;
Cumulative 3-year diluted earnings per share		$17.07		$21.34		$29.88		$17.42		81.6%
  (1)
  Actual Performance reflects adjustments made to fiscal 2013 diluted EPS as reported in the audited financial statements in our Annual Report on Form 10-K for the period ending December 31, 2013.

              The value and number of PBRSUs that the Named Executive Officers earned for the 2011-2013 performance period are shown in the "Stock Awards" column of the Option Exercises and Stock Vested Table on page 52 of this proxy statement.

Other Equity-Based Awards

              Limited Use of Time-Based RSUs.    It is the Committee's practice to grant time-based RSU awards for special, limited purposes that further our business objectives, such as to recognize exceptional performance; promotions; and as inducement to new hires in recognition of compensation forgone at a previous employer. Time-based RSU awards generally vest based on an employee's continued employment during the vesting period and have no value unless the employee remains employed on the applicable vesting date. Award sizes and vesting dates vary to allow flexibility in connection with the specific award and the circumstances underlying the grant of the award. In addition, dividend equivalents are credited as additional time-based RSUs and are paid out in Bunge common shares on the date that time-based RSUs otherwise vest and are settled.

              Awards of time-based RSUs reflect the pay-for-performance principles of our executive compensation program as they link long-term incentives directly to our share price by reducing the value of an employee's compensation if our share price declines.

              In March 2013, the Committee granted the following time-based RSUs awards.

  •
  Mr. Hardie and Mr. Teixeira each were awarded 3,500 time-based RSUs. The award was subject to forfeiture until the first anniversary of the grant date and was intended to serve as an incentive to provide continuity during the CEO succession period.

  •
  In connection with Mr. Schroder's promotion to CEO, he was awarded a one-time grant of 26,907 time-based RSUs. The award is subject to forfeiture until the third anniversary of the grant date and is intended to recognize his strong current and expected contributions to Bunge.

  •
  As previously disclosed in the proxy statement for the 2013 Annual General Meeting, in March 2013 Mr. Burke was awarded 13,500 time-based RSUs in recognition of his contributions in connection with the sale of our interest in the Solae joint venture and the Brazilian fertilizer blending and distribution assets. The award was subject to vesting in two equal installments, 50% in March 2014 and the remaining 50% in March 2015, contingent upon the completion of the fertilizer transaction. Vesting is also subject to Mr. Burke's continued employment on each vesting date.

  •
  Pursuant to the terms of Mr. Weisser's amended and restated employment agreement, he was awarded 66,824 time-based RSUs. These awards vested on December 31, 2013, following a determination by the Committee that he had satisfied certain performance and transition related goals set by the Committee for the CEO transition.

              Information regarding RSUs awarded in 2013 are set forth in the Grants of Plan-Based Awards Table on page 49 and in the Option Exercises and Stock Vested Table on page 52 of this proxy statement.

Retirement and Executive Benefits

              Bunge provides employees with a wide range of retirement and other employee benefits that are designed to assist in attracting and retaining employees critical to Bunge's long-term success and to reflect the competitive practices of the companies in the Peer Group. Named Executive Officers are eligible for retirement benefits under the following plans: (i) Bunge U.S. Pension Plan; (ii) Bunge Excess Benefit Plan; (iii) Bunge U.S. supplemental executive retirement plan ("SERP"); (iv) Bunge Retirement Savings Plan; and (v) Bunge Excess Contribution Plan. Our executive compensation program also provides Named Executive Officers with limited perquisites and personal benefits. The Committee, in consultation with Semler Brossy, periodically reviews the benefits provided to the Named Executive Officers to ensure competitiveness with market practices.

              Retirement Plans.    The U.S. Pension Plan is a tax qualified retirement plan that covers substantially all U.S. based salaried and non-union hourly employees. Each Named Executive Officer is eligible to participate in the plan. All employees whose benefits are limited by the Internal Revenue Code, including the Named Executive Officers, are eligible to participate in the Excess Benefit Plan. In addition, each Named Executive Officer is eligible to participate in the SERP. The U.S Pension Plan, SERP and Excess Benefit Plan are described in the narrative following the Pension Benefits Table on page 53 of this proxy statement.

              The estimated annual normal retirement benefits payable to the Named Executive Officers (determined on a present value basis) are set forth in the Pension Benefits Table on page 53 of this proxy statement.

              401(k) Plan and Excess Contribution Plan.    The Retirement Savings Plan is a tax qualified retirement plan that covers substantially all U.S. based salaried and non-union hourly employees. Each Named Executive Officer is eligible to participate in the plan. All employees whose benefits are limited by the Internal Revenue Code, including the Named Executive Officers, are eligible to participate in the Excess Contribution Plan. The Retirement Savings Plan and the Excess Contribution Plan are described in the narrative following the Nonqualified Deferred Compensation Table on page 56 of this proxy statement.

              Company matching contributions allocated to the Named Executive Officers under the Retirement Savings Plan and the Excess Contribution Plan are shown in the "All Other Compensation Total" column of the Summary Compensation Table on page 48 of this proxy statement.

              Health and Welfare Plans.    Active employee benefits such as medical, dental, life insurance and disability coverage are available to U.S. employees through Bunge's flexible benefits plan. Employees contribute toward the cost of the flexible benefits plan by paying a portion of the premium costs on a pre-tax basis. Long-term disability coverage can be paid on an after-tax basis at the employee's option.

              Perquisites and Executive Benefits.    The Committee periodically reviews the perquisites provided to Bunge's executive officers under our executive compensation program. Under the current policy, Bunge provides executive officers, including the Named Executive Officers, with a limited annual perquisite allowance of $9,600.

Severance and Change of Control Benefits

              Our executive compensation program is designed to provide for the payment of severance benefits to our Named Executive Officers upon certain types of employment terminations. Providing severance and change of control benefits assists Bunge in attracting and retaining executive talent and reduces the personal uncertainty that executives are likely to feel when considering a corporate transaction. These arrangements also provide valuable retention incentives that focus executives on completing such transactions, thus enhancing long-term shareholder value. The Named Executive Officers are provided with severance benefits under individual arrangements.

              Mr. Schroder is the only Named Executive Officer with change of control severance protections. His employment agreement contains a "double trigger" vesting requirement for the payment of severance benefits, meaning that both a change of control must occur and his employment must also be terminated under certain specified circumstances before he is entitled to any severance payment. All unvested equity awards are also subject to double trigger vesting upon a change of control.

              As of January 1, 2014, none of our employment agreements or other compensation arrangements provide for a golden parachute excise tax gross-up.

              The terms of the individual arrangements and a calculation of the estimated severance benefits payable to each Named Executive Officer (other than Mr. Weisser) under their respective arrangements, and the amounts paid out to Mr. Weisser pursuant to his employment agreement, are set forth under the Potential Payments Upon Termination of Employment or Change of Control tables beginning on page 57 of this proxy statement.

V.         Compensation Governance

              The principal governance elements of our executive compensation program are described in further detail below.

Executive Compensation Recoupment Policy

              In 2010, the Committee adopted a policy on recoupment ("clawback") of executive compensation. The policy provides that, if the Board or an appropriate committee thereof determines that an executive officer or other senior executive has engaged in any fraud or misconduct that caused or was a significant contributing factor to Bunge having to restate all or a portion of its financial statement(s), the Board or committee shall take such actions as it deems appropriate to remedy the misconduct and prevent its recurrence.

              The actions that may be taken against a particular executive include:

  •
  Requiring reimbursement of any bonus or incentive compensation paid to the executive;

  •
  Causing the cancellation of any equity-based awards granted to the executive;

  •
  Seeking reimbursement of any gains realized on the disposition or transfer of any equity-based awards, if and to the extent that, (i) the amount of compensation was calculated based upon the achievement of certain financial results that were subsequently reduced due to a restatement, (ii) the executive engaged in fraud or misconduct that caused or significantly contributed to the restatement and (iii) the amount of the compensation that would have been awarded to or received by the executive had the financial results been properly reported would have been lower than the amount actually awarded or received.

              Any recoupment under this policy is in addition to any other remedies that may be available to Bunge under applicable law.

              The Committee will review the Executive Compensation Recoupment Policy in connection with rules on executive compensation recoupment that are anticipated to be issued under the Dodd-Frank Wall Street Reform and Consumer Protection Act to determine if the policy should be revised.

Share Ownership Guidelines

              To further align the interests of senior management with our shareholders, the Board maintains share ownership guidelines that require executive officers to hold significant amounts of Bunge common shares. Executive officers are required to meet minimum ownership guidelines within five years from the date the executive is hired or appointed to a covered title, as applicable. The guideline applicable to senior executives is based on a multiple of base salary.

  •
  Chief Executive Officer – 6 times base salary.

  •
  Other Named Executive Officers – 3 times base salary.

              The Committee reviews the progress of the Named Executive Officers toward meeting the ownership guidelines annually. As of December 31, 2013, all Named Executive Officers have either met their ownership guideline or are making satisfactory progress toward their respective guideline. In the event of financial hardship or other good cause, the Committee may approve exceptions to the share ownership guidelines as the Committee deems appropriate. For a description of the ownership guidelines applicable to our non-employee directors, see "Director Compensation" on page 21 of this proxy statement.

              The following count towards meeting the ownership guideline: (i) shares directly or indirectly owned by the executive; (ii) shares underlying hypothetical share units held under Bunge's deferred compensation plans; (iii) 50% of the value of unvested time-based RSUs; and (iv) 50% of the difference between the exercise price of a vested, in-the-money stock option and the fair market value of a Bunge common share. Unvested stock options and unearned PBRSUs do not count toward achievement of the guidelines.

              Executive officers, including the Named Executive Officers, are required to hold 50% of the net shares acquired through long-term incentive plans (such as stock options or PBRSUs) until the guidelines are met.

              To further encourage a long-term commitment to Bunge's sustained performance, executive officers are prohibited from hedging, pledging or using their common shares as collateral for margin loans.

Tax Deductibility of Compensation

              When determining compensation, the Committee considers all relevant factors that may impact Bunge's financial performance, including tax and accounting rules such as the regulations under Section 162(m) of the Internal Revenue Code. Section 162(m) generally precludes a public corporation from taking a deduction for compensation in excess of $1 million with respect to each of the Named Executive Officers (excluding the chief financial officer). One exception to this limitation is if the compensation is considered "qualified performance-based compensation" within the meaning of Section 162(m).

              Although our executive compensation program seeks to maximize the tax deductibility of compensation payable to the Named Executive Officers by having such compensation qualify as qualified performance-based compensation, the Committee retains full discretion to compensate Named Executive Officers in a manner intended to promote varying corporate goals, including attracting, retaining and rewarding such officers. Therefore, the Committee may award compensation that is not deductible under Section 162(m) if it believes it will contribute to the achievement of Bunge's business objectives. For 2013, Bunge estimates that approximately $5.3 million of executive compensation expenses will not be deductible under Section 162(m).

Compensation Committee Report

              The Compensation Committee has reviewed and discussed the preceding "Compensation Discussion and Analysis" with management. Based on such review and discussions, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in this proxy statement and be included in Bunge Limited's Annual Report on Form 10-K for the year ended December 31, 2013.

              The foregoing report on executive compensation for 2013 has been furnished on behalf of the Board by the undersigned members of the Compensation Committee.

Members of the Compensation Committee

L. Patrick Lupo, Chairman
Ernest G. Bachrach
Bernard de La Tour d'Auvergne Lauraguais
Andrew Ferrier
James T. Hackett

Compensation and Risk

              We believe our compensation programs establish an appropriate balance between risk and reward in relation to Bunge's overall business strategy. In 2013, the Compensation Committee directed its independent compensation consultant, Semler Brossy, in conjunction with management, to conduct an update of the risk assessment of our compensation programs following the initial risk assessment that had been conducted in 2009. The risk assessment focused on our executive compensation program, as these are the employees whose actions are most likely to expose Bunge to significant business risk. The relevant features of the executive compensation program that mitigate risk are as follows:

  •
  The program utilizes annual and long-term financial performance goals that are tied to key measures of short-term and long-term performance that drive shareholder value, and targets are set with a reasonable amount of stretch that should not encourage imprudent risk taking.

  •
  The Committee sets target awards under the executive compensation program following the receipt of advice and industry benchmarking surveys provided by Semler Brossy.

  •
  The annual incentive and long-term equity-based compensation program awards are tied to several performance metrics to reduce undue weight on any one measure.

  •
  The annual incentive program's performance metrics appropriately balance focus on generating absolute profits and efficiently managing assets.

  •
  The use of non-financial performance factors in determining the actual payout of annual incentive compensation serves as a counterbalance to the quantitative performance metrics.

  •
  The executive compensation program is designed to deliver a significant portion of compensation in the form of long-term incentive opportunities, which focuses executives on the long-term success of Bunge and discourages excessive focus on annual results.

  •
  The equity incentive program uses a balanced mix of stock options and performance-based restricted stock units that vest over a number of years to ensure that employees are focused on maximizing long-term shareholder value and financial performance and to mitigate the risks associated with the exclusive use of stock price based awards.

  •
  The performance metrics for the performance-based restricted stock units are based on overall Bunge performance over a three-year period, reducing incentives to maximize one business unit's results and focusing on sustainable performance over a three-year cycle rather than any one year.

  •
  Maximum awards that may be paid out under the annual incentive and equity incentive programs are subject to appropriate caps and the Committee retains the discretion to reduce payouts under the plans.

  •
  Bunge has adopted share ownership guidelines that further align the long-term interests of executives with those of our shareholders, as well as restrictions on hedging, holding Bunge common shares in a margin account and using Bunge common shares as collateral for loans, which seek to discourage a short-term stock price focus.

  •
  Bunge has adopted an executive compensation recoupment policy for senior executives, as discussed in "Executive Compensation Recoupment Policy" on page 43 of this proxy statement.

              Additionally, as part of its risk assessment, the Committee also reviewed Bunge's compensation program for employees who engage in trading and related activities within Bunge, whom we refer to collectively as global product line team members. Global product line team members have compensation risk higher than that of the overall employee population in that part of their compensation is linked to the profitability of their trading activities. In order to address and mitigate the potential risks associated with the compensation program for global product line team members, Bunge has implemented the following features:

  •
  Annual incentive compensation is not granted on a formulaic basis and the Committee retains the discretion to determine appropriate compensation levels for each participant as well as the size of the overall program based on the performance of the individual, the product line and the company as a whole.

  •
  Global product line team members generally participate in the broad performance-based compensation programs for Bunge employees, including the annual incentive and equity incentive programs, which diversifies these employees' focus on performance beyond their individual product lines and aligns a significant portion of their compensation with the performance of the overall company or larger business unit.

  •
  Global product line incentive performance is determined after applying working capital and risk capital charges to ensure that performance is adjusted for the amount of capital utilized and underlying risk taken.

  •
  Global product line team members are subject to the deferral of a substantial portion of their annual incentive compensation for multiple years, with Bunge retaining the right to "recoup" the deferred amounts if the applicable product line incurs an operating loss in a subsequent year. This recoupment feature promotes retention, encourages participants to focus on sustained, superior long-term performance and helps discourage excessive risk taking behavior.

              The Committee also reviewed the supplemental annual incentive award opportunity for Mr. Padilla, as discussed in "Other Performance-Based Cash Awards" on page 38 of this proxy statement. As this incentive arrangement is materially consistent with the design of the compensation program for global product line team members, the risk mitigating factors that are listed above also apply to the supplemental annual incentive arrangement for Mr. Padilla. As an additional risk mitigator, Bunge has implemented a cap on the award of 250% of base salary.

              Lastly, as part of its risk assessment, the Committee reviewed certain other trading compensation programs maintained by Bunge. These programs are based on a funded pool approach with the pool being tied to a percentage of relevant gross trading profit. Participants in these programs are not eligible for awards under Bunge's Annual Incentive Plan or Bunge's Equity Incentive Plan as their total incentive opportunity is directly tied to their trading performance. In order to address and mitigate the potential risk associated with these programs, Bunge has implemented the following features:

  •
  A recovery provision as trading profits for a given year must be reduced by trading losses for prior years before they may be counted towards the calculation of the award pool.

  •
  A risk oversight/governance process, including a committee that is responsible for the oversight of the participants and program arrangements.

  •
  Daily and monthly drawdown limits that trigger a review by the risk oversight/governance committee.

  •
  Daily value at risk limits and cumulative loss limits.

  •
  Risk capital charges to ensure that performance is adjusted for the underlying risk taken.

              The Committee reviewed and discussed the findings of the risk assessment and believes that our compensation programs are appropriately balanced and do not motivate employees to take risks that are reasonably likely to have a material adverse effect on Bunge.

Summary Compensation Table

              The following table sets forth the compensation of our CEO, our Chief Financial Officer and the other three most highly compensated executive officers (the "Named Executive Officers") who were serving as executive officers as of December 31, 2013.

Name and Position Held	Year	Salary ($)	Bonus ($)	Stock Awards(1)(2) ($)	Option Awards(1) ($)	Non-Equity Incentive Plan Compensation(3) ($)		Change in Pension Value & Non-Qualified Deferred Compensation Earnings(4) ($)	All Other Compensation Total(5) ($)	Total(6) ($)
Soren Schroder	2013	$854,167	—	$2,945,847	$1,028,816	$1,320,000		$161,349	$201,113	$6,511,292
Chief Executive Officer(7)
Andrew J. Burke	2013	700,000	—	1,746,755	808,500	900,000		207,814	28,200	4,391,269
Chief Financial Officer	2012	700,000	500,000	929,913	939,750	280,000		575,964	27,700	3,953,327
	2011	687,500	—	1,068,000	839,700	700,000		565,923	21,667	3,882,790
Raul Padilla	2013	850,000	—	743,300	808,500	2,652,000	(8)	338,325	34,200	5,426,325
Managing Director,	2012	850,000	—	1,944,363	939,750	3,235,000		292,054	34,200	7,295,367
Bunge Global	2011	850,000	—	712,000	839,700	650,000		265,030	9,800	3,326,530
Agribusiness and
CEO, Bunge Product
Lines
Gordon Hardie	2013	550,000	—	758,166	539,000	470,000		57,730	—	2,374,896
Managing Director, Food	2012	541,667	—	617,462	626,500	150,000		119,907	12,014	2,067,550
And Ingredients
Vicente Teixeira	2013	460,000	—	758,166	539,000	420,000		68,437	18,600	2,264,203
Chief Personnel Officer	2012	460,000	—	561,329	626,500	120,000		301,267	18,600	2,087,696
	2011	460,000	—	498,400	587,790	265,000		340,403	18,067	2,169,660
Alberto Weisser(9)	2013	1,200,000	—	4,967,028	—	1,970,000		3,354,531	48,200	11,539,759
Former Executive	2012	1,200,000	—	4,314,794	4,410,560	540,000		2,225,961	48,200	12,739,515
Chairman and Former	2011	1,200,000	—	3,844,800	4,534,380	1,325,000		2,603,794	48,000	13,555,974
Chief Executive Officer

(1)
The amounts shown reflect the aggregate full grant date fair value for equity awards for financial reporting purposes in accordance with ASC Topic 718 (without any reduction for risk of forfeiture) as determined based on applying the assumptions used in Bunge's audited financial statements. See Note 26 to the audited consolidated financial statements in our Annual Report on Form 10-K for the year ended December 31, 2013 (the "Form 10-K") regarding assumptions underlying the valuation of equity awards. Amounts reported for these awards may not represent the amounts that the Named Executive Officers will actually realize from the awards. Whether, and to what extent, a Named Executive Officer realizes value will depend on Bunge's actual operating performance, stock price fluctuations and the Named Executive Officer's continued employment.
(2)
Based on the full grant date fair value of the performance based restricted stock units granted on March 5, 2013, the following are the maximum payouts, assuming the maximum level of performance is achieved: Mr. Schroder, $1,891,699; Mr. Burke, $1,486,600; Mr. Padilla, $1,486,600; Mr. Hardie, $996,022; and Mr. Teixeira $996,022. On March 5, 2013, the Compensation Committee granted the following time-based restricted stock unit awards ("RSUs") to the following individuals: Mr. Schroder - 26,907 RSUs in connection with his promotion to CEO; Mr. Burke - 13,500 RSUs; Mr. Hardie - 3,500 RSUs; Mr. Teixeira - 3,500 RSUs; and Mr. Weisser - 66,824 RSUs. For additional information on these awards, see "Compensation Discussion and Analysis" on page 24 of this proxy statement.
(3)
Incentive compensation awards under the Annual Incentive Plan for the 2013 fiscal year that were paid in March 2014.
(4)
The aggregate change in the actuarial present value of the accumulated pension benefit as shown in the Pension Benefits Table from year to year. Importantly, the change in pension value is not currently paid to an executive as compensation, but is a measurement of the change in actuarial present value from the prior year. For information about the assumptions used, see the Pension Benefits Table on page 53 of this proxy statement. There are no above market or preferential earnings with respect to the non-qualified deferred compensation arrangements.
(5)
Mr. Schroder received Company matching contributions to his 401(k) Plan account of $10,200 and a relocation allowance of $190,913. Mr. Burke received Company matching contributions to his 401(k) Plan account of $10,200 and to his Excess 401(k) Plan account of $18,000. Mr. Padilla received Company matching contributions to his 401(k) Plan account of $10,200 and to his Excess 401(k) Plan account of $24,000. Mr. Teixeira received Company matching contributions to his 401(k) Plan account of $10,200 and to his Excess 401(k) Plan account of $8,400. Mr. Weisser received Company matching contributions to his 401(k) Plan account of $10,200 and to his Excess 401(k) Plan account of $38,000. Mr. Hardie did not participate in the 401(k) Plan and Excess 401(k) Plan in 2013.
(6)
Represents total of all columns in table.
(7)
Mr. Schroder served as Chief Executive Officer of Bunge North America, Inc. through May 31, 2013 and as our CEO effective June 1, 2013. Compensation reported is his annual rate of base salary for service as Chief Executive Officer of Bunge North America, Inc. through May 31, 2013 ($650,000) and his annual rate of base salary for service as our CEO from June 1 through December 31, 2013 ($1,000,000).
(8)
Includes an incentive compensation award paid under the Annual Incentive Plan ($1,025,000) and a supplemental annual incentive award ($1,627,000) based on agribusiness product line trading performance in 2013. $638,500 of the supplemental annual incentive award was mandatorily deferred and is payable in two installments on March 31, 2015 and March 31, 2016, subject to reduction or forfeiture in the event of (i) a cumulative annual trading loss for Bunge's agribusiness product lines during the deferral period, (ii) Mr. Padilla's resignation of employment for any reason or (iii) Mr. Padilla's termination of employment for "cause."
(9)
Mr. Weisser served as our CEO through May 31, 2013, and continued as our Executive Chairman until the expiration of his term as Executive Chairman effective December 31, 2013. Compensation reported is for his service as our CEO through May 31, 2013 and for his service as Executive Chairman from June 1 through December 31, 2013.

Grants of Plan-Based Awards Table

              The following table sets forth information with respect to awards under our Annual Incentive Plan and Equity Incentive Plan to the Named Executive Officers for the fiscal year ended December 31, 2013.

										All Other Options Awards: Number of Securities Underlying Options(3) (#)
		Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards(2)			All Other Stock Awards: Number of Shares or Units (#)			Exercise or Base Price of Option Awards ($/Sh)		Grant Date Fair Value of Stock and Option Awards(4) ($)
												Closing Price on Grant Date ($)
Names	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Soren Schroder	03/05/13	$326,400	$1,088,000	$2,720,000	6,363	12,725	25,450					$74.60	$945,849
	03/05/13									38,175	$74.33	74.60	1,028,816
	03/05/13							26,907	(5)			74.60	1,999,997
Andrew J. Burke	03/05/13	210,000	700,000	1,750,000	5,000	10,000	20,000					74.60	743,300
	03/05/13									30,000	74.33	74.60	808,500
	03/05/13							13,500	(6)			74.60	1,003,455
Raul Padilla	03/05/13	255,000	850,000	2,125,000	5,000	10,000	20,000					74.60	743,300
	03/05/13									30,000	74.33	74.60	808,500
Gordon Hardie	03/05/13	123,900	413,000	1,032,500	3,350	6,700	13,400					74.60	498,011
	03/05/13									20,000	74.33	74.60	539,000
	03/05/13							3,500	(7)			74.60	260,155
Vicente Teixeira	03/05/13	103,500	345,000	862,500	3,350	6,700	13,400					74.60	498,011
	03/05/13									20,000	74.33	74.60	539,000
	03/05/13							3,500	(7)			74.60	260,155
Alberto Weisser	03/05/13	540,000	1,800,000	4,500,000				66,824	(8)			74.60	4,967,028

(1)
Represent the range of annual cash incentive award opportunities under the Company Annual Incentive Plan.
(2)
Represent the range of shares that may be released at the end of the 2013-2015 performance period for performance based restricted stock units ("PBRSUs") awarded under the Company Equity Incentive Plan ("EIP"). Payment of the award is subject to the achievement of certain Company financial metrics during the performance period. For additional discussion, see "PBRSU Awards" on page 40 of this proxy statement.
(3)
On March 4, 2013, the Compensation Committee took action to grant stock options to the Named Executive Officers effective as of March 5, 2013. Under the EIP, the exercise price of the stock options was determined based on the average of the high and low sale prices of Bunge's common shares on the New York Stock Exchange on the grant date of the option (March 5, 2013). The average of the high and low sale prices of Bunge's common shares on the New York Stock Exchange on March 5, 2013 was $74.33. March 5, 2013 is the grant date of the stock options for purposes of ASC Topic 718. The stock options vest in three equal installments commencing on the first anniversary of the date of grant and generally remain exercisable until the tenth anniversary of the date of grant.
(4)
This column shows the full grant date fair value of PBRSUs, stock options and time-based restricted stock units (as applicable) under ASC Topic 718 granted to the Named Executive Officers in 2013. Generally, the full grant date fair value is the amount the Company would expense in its financial statements over the award's vesting schedule. See Note 26 to the audited consolidated financial statements in our Annual Report on Form 10-K regarding assumptions underlying valuation of equity awards.
(5)
Represents the number of time-based restricted stock unit awards that fully vest on the third anniversary of the date of grant subject to continued employment. Prior to settlement, each unit entitles the grantee to receive dividend equivalents payable in Bunge common shares, subject to vesting.
(6)
Represents the number of time-based restricted stock unit awarded that vest in two installments beginning on the first anniversary of the date of grant subject to the completion of the sale of Bunge's fertilizer blending and distribution business and his continued employment. Prior to settlement, each unit entitles the grantee to receive dividend equivalents payable in Bunge common shares, subject to vesting.
(7)
Represents the number of time-based restricted stock unit awarded that fully vest on the first anniversary of the date of grant subject to continued employment. Prior to settlement, each unit entitles the grantee to receive dividend equivalents payable in Bunge common shares, subject to vesting.
(8)
Represents the number of time-based RSUs that fully vest on December 31, 2013 subject to continued employment and the satisfaction of certain performance and CEO transition related objectives. Prior to settlement, each unit entitles the grantee to receive dividend equivalents payable in Bunge common shares, subject to vesting.

Outstanding Equity Awards Table

              The following table sets forth information with respect to all outstanding equity awards held by the Named Executive Officers as of December 31, 2013.

	Option Awards(1)					Stock Awards(2)
	Date of Grant	Number of Securities Underlying Unexercised Options (# Exercisable)	Number of Securities Underlying Unexercised Options (# Unexercisable)	Option Exercise Price ($)	Option Expiration Date	Date of Grant	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights Held That Have Not Yet Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights Held That Have Not Vested ($)
Soren Schroder	02/24/06	3,333	—	$57.01	02/24/16
	02/27/07	4,300	—	80.06	02/27/17	02/29/12(3)	12,500	$1,026,375
	02/29/08	4,350	—	110.75	02/28/18	03/05/13(4)	12,725	1,044,850
	03/13/09	4,500	—	51.61	03/13/19	03/05/13(5)	26,907	2,209,334
	03/03/10	25,000	—	61.60	03/03/20
	03/02/11	20,000	10,000	71.20	03/02/21
	02/29/12	12,500	25,000	67.63	02/28/22
	03/05/13	—	38,175	74.33	03/05/23
Andrew J. Burke	02/25/05	11,400	—	52.66	02/25/15
	02/24/06	13,800	—	57.01	02/24/16	02/29/12(3)	12,500	1,026,375
	02/27/07	12,500	—	80.06	02/27/17	03/05/13(4)	10,000	821,100
	02/29/08	9,000	—	110.75	02/28/18	03/02/11(6)	1,666	136,795
	03/13/09	14,000	—	51.61	03/13/19	03/05/13(7)	13,500	1,108,485
	03/03/10	15,000	—	61.60	03/03/20
	03/02/11	20,000	10,000	71.20	03/02/21
	02/29/12	12,500	25,000	67.63	02/28/22
	03/05/13	—	30,000	74.33	03/05/23
Raul Padilla	03/11/04	20,000	—	37.08	03/11/14
	02/25/05	13,500	—	52.66	02/25/15
	02/24/06	15,000	—	57.01	02/24/16	02/29/12(3)	12,500	1,026,375
	02/27/07	12,500	—	80.06	02/27/17	03/05/13(4)	10,000	821,100
	02/29/08	9,000	—	110.75	02/28/18
	03/13/09	14,000	—	51.61	03/13/19
	03/03/10	15,000	—	61.60	03/03/20
	03/02/11	20,000	10,000	71.20	03/02/21
	02/29/12	12,500	25,000	67.63	02/28/22
	03/05/13	—	30,000	74.33	03/05/23
Gordon Hardie	02/29/12	8,334	16,666	67.63	02/28/22	02/29/12(3)	8,300	681,513
	03/05/13	—	20,000	74.33	03/05/23	03/05/13(4)	6,700	550,137
						10/01/11(8)	3,000	246,330
						03/05/13(9)	3,500	287,385
Vicente Teixeira	02/29/08	7,000	—	110.75	02/28/18
	03/13/09	14,000	—	51.61	03/13/19	02/29/12(3)	8,300	681,513
	03/03/10	15,000	—	61.60	03/03/20	03/05/13(4)	6,700	550,137
	03/02/11	14,000	7,000	71.20	03/02/21	03/05/13(9)	3,500	287,385
	02/29/12	8,334	16,666	67.63	02/28/22
	03/05/13	—	20,000	74.33	03/05/23

	Option Awards(1)					Stock Awards(2)
	Date of Grant	Number of Securities Underlying Unexercised Options (# Exercisable)	Number of Securities Underlying Unexercised Options (# Unexercisable)	Option Exercise Price ($)	Option Expiration Date	Date of Grant	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights Held That Have Not Yet Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights Held That Have Not Vested ($)
Alberto Weisser	02/25/05	95,000	—	52.66	02/25/15
	02/24/06	110,000	—	57.01	02/24/16
	02/27/07	110,000	—	80.06	02/27/17
	02/29/08	76,000	—	110.75	02/28/18
	03/13/09	129,000	—	51.61	03/13/19
	03/03/10	139,000	—	61.60	03/03/20
	03/02/11	162,000	—	71.20	03/02/21
	02/29/12	176,000	—	67.63	02/28/22

(1)
Represents grants made from 2004-2013. Options vest in one-third installments on the first, second and third anniversaries of their respective date of grant. All options have a 10-year term. Unless otherwise noted, outstanding equity awards are fully vested as of December 31, 2013.
(2)
Value of unvested restricted stock units using a share price of $82.11, the closing price of Bunge common shares on December 31, 2013. PBRSUs for the 2011-2013 performance cycle are not included in the table because the number of shares paid out based on the actual performance attained as of December 31, 2013 is reported in the Option Exercises and Stock Vested Table in this proxy statement. The time-based RSUs awarded to Mr. Weisser on March 5, 2013 and the PBRSUs awarded to him for the 2012-2014 performance period that vested on December 31, 2013 are not included in the table and are reported in the Grants of Plan-Based Award Table and/or the Option Exercises and Stock Vested Table in this proxy statement.
(3)
Payment amount of the PBRSUs will be determined as of December 31, 2014 based on satisfaction of target performance measures for the 2012-2014 performance period. Employee must generally be employed on the vesting date.
(4)
Payment amount of the PBRSUs will be determined as of December 31, 2015 based on satisfaction of target performance measures for the 2013-2015 performance period. Employee must generally be employed on the vesting date.
(5)
Time-based RSUs that fully vest on March 5, 2016.
(6)
Time-based RSUs that vest ratably in three equal installments commencing on March 2, 2012.
(7)
Time-based RSUs that vest ratably in two equal installments commencing on March 5, 2014, subject to the completion of the sale of the fertilizer blending and distribution business.
(8)
Time-based RSUs that vest ratably in three equal installments commencing on October 1, 2012.
(9)
Time-based RSUs that fully vest on March 5, 2014.

Option Exercises and Stock Vested Table

              The following table sets forth information with respect to the exercise of stock options and restricted stock units awarded to the Named Executive Officers that vested or were earned during 2013.

	Option Awards				Stock Awards
Name	Number of Shares Acquired on Exercise (#)		Value Realized Upon Exercise ($)		Number of Shares Acquired on Vesting (#)		Value Realized Upon Vesting ($)
Soren Schroder					2,784	(1)	206,517
					15,239	(2)	1,125,214
					5,650	(3)	448,746
Andrew J. Burke	20,000	(4)	$873,952	(5)	1,715	(6)	125,148
					5,650	(3)	448,746
Raul Padilla					15,239	(2)	1,125,214
					2,763	(7)	196,974
					5,650	(3)	448,746
Gordon Hardie					3,092	(8)	234,497
Vicente Teixeira					3,955	(3)	314,122
Alberto Weisser	112,000	(4)	5,343,979	(9)	30,542	(3)	2,425,735
	95,501	(4)	3,777,456	(10)	34,800	(11)	2,765,556
	34,499	(4)	1,341,559	(12)	66,824	(13)	5,310,504

(1)
Represents time-based restricted stock units that vested on January 1, 2013. Value realized upon vesting was determined by multiplying the number of shares acquired by the average of the high and low sale prices of Bunge's common shares on January 4, 2013 ($74.18).
(2)
Represents time-based restricted stock units that vested on February 28, 2013 and March 4, 2013. Value realized upon vesting was determined by multiplying the number of shares acquired by a weighted average of the high and low sale prices of Bunge's common shares on February 28, 2013 ($73.85) and March 4, 2013 ($73.07).
(3)
Represents PBRSUs awarded for the 2011-2013 performance period that settled on February 28, 2014. Value realized upon settlement was determined by multiplying the number of shares acquired on vesting by a weighted average of the high and low sale prices of Bunge common shares on March 2, 2014 ($79.47) and March 3, 2014 ($78.43).
(4)
Represents the total number of Bunge common shares acquired upon exercise of stock options.
(5)
Value realized upon exercise is based on the actual sales price of the Bunge common shares acquired upon exercise: November 19, 2013 ($80.78), minus the exercise price of the stock options.
(6)
Represents time-based restricted stock units that vested on March 2, 2013. Value realized upon vesting was determined by multiplying the number of shares acquired by a weighted average of the high and low sale prices of Bunge's common shares on March 2, 2013 ($72.97) and March 4, 2013 ($73.07).
(7)
Represents time-based restricted stock units that vested on July 1, 2013. Value realized upon vesting was determined by multiplying the number of shares acquired by the average of the high and low sale prices of Bunge's common shares on July 1, 2013 ($71.29).
(8)
Represents time-based restricted stock units that vested on October 1, 2013. Value realized upon vesting was determined by multiplying the number of shares acquired by the average of the high and low sale prices of Bunge's common shares on October 1, 2013 ($75.84).
(9)
Value realized upon exercise is based on the actual sales price of the Bunge common shares acquired upon exercise: March 1, 2013 ($72.93), minus the exercise price of the stock options.
(10)
Value realized upon exercise is based on the actual sales price of the Bunge common shares acquired upon exercise: August 15, 2013 ($76.63), minus the exercise price of the stock options.
(11)
Represents PBRSUs awarded for the 2012-2014 performance period in connection with Mr. Weisser's termination of employment on December 31, 2013 as per the terms of his employment agreement. Value realized upon settlement on February 28, 2014 was determined by multiplying the number of shares acquired on vesting by an average of the high and low sale prices of Bunge common shares on February 28, 2014 ($79.47).
(12)
Value realized upon exercise is based on the actual sales price of the Bunge common shares acquired upon exercise: August 16, 2013 ($75.97), minus the exercise price of the stock options.
(13)
Represents time-based restricted stock units that vested on December 31, 2013. Value realized upon vesting was determined by multiplying the number of shares acquired by an average of the high and low sale prices of Bunge common shares on the date the award was settled, February 28, 2014 ($79.47)

Pension Benefits Table

              The following table sets forth pension benefit information for the Named Executive Officers with respect to each defined benefit pension plan in which such executive participates as of December 31, 2013.

Name	Plan Name	Number of Years of Credited Service (#)		Present Value of Accumulated Benefits ($)(1)	Payments During Last Fiscal Year ($)
Soren Schroder	Pension Plan	8		$193,860	—
	SERP	8		289,508	—
	Excess Plan	8		594,938	—
Andrew J. Burke	Pension Plan	12		426,428	—
	SERP	12		633,487	—
	Excess Plan	12		1,300,110	—
Raul Padilla	Pension Plan	3		114,822	—
	SERP	3		248,167	—
	Excess Plan	3		564,088	—
Gordon Hardie	Pension Plan	2		49,085	—
	SERP	2		27,994	—
	Excess Plan	2		100,558	—
Vicente Teixeira	Pension Plan	5.3		177,240	—
	SERP	8.3	(2)	442,483	—
	Excess Plan	8.3	(2)	275,901	—
Alberto Weisser	Pension Plan	14		552,312	—
	Weisser SERP(3)	14		16,559,266	—

(1)
Amounts were calculated as of December 31, 2013, using assumptions that were used for Bunge's audited consolidated financial statements based on the earliest age that an individual could receive an unreduced pension benefit. See Note 19 to the audited consolidated financial statements in the Form 10-K for material assumptions.
(2)
Pursuant to Mr. Teixeira's employment offer letter, he is provided five years of additional credited service for purposes of calculating his pension benefit under the SERP and Excess Benefit Plan. One year of additional credited service will be credited on each of Mr. Teixeira's first, third, fourth, sixth and seventh anniversary of his service in the U.S. Mr. Teixeira completed five years of service as of December 31, 2013 and has been credited with three years of additional credited service. The pension benefits attributable to the additional years of credited service for the Excess Benefit Plan and the SERP are reflected in the amount shown in the table for the SERP.
(3)
Amount was calculated based on the terms set forth in the Weisser SERP. Effective 2008, Mr. Weisser ceased participation in the Excess Benefit Plan and any amounts that would have otherwise been payable based on his participation in the Excess Benefit Plan are payable pursuant to the Weisser SERP.

Retirement Plan Benefits

              The Named Executive Officers are eligible to receive retirement benefits under the Pension Plan, the SERP and the Excess Benefit Plan. While Mr. Weisser does not participate in the SERP and the Excess Benefit Plan, he will receive a supplemental pension benefit under the terms of the Weisser SERP. Information regarding each of these plans is set forth below.

The Pension Plan

              The Pension Plan is a tax qualified retirement plan that covers substantially all of our U.S.-based salaried and non-union hourly employees. The Pension Plan pays benefits at retirement to participants who terminate employment or retire from Bunge after meeting the eligibility requirements for a benefit. The Pension Plan provides pension benefits based on: (i) the participant's highest average salary for 60 consecutive months within the 120 consecutive months prior to termination of employment ("final average salary") and (ii) the participant's length of service.

              A participant's annual benefit is calculated as (i) 1% of his or her final average salary multiplied by his or her years of benefit service and (ii) 0.5% of his or her final average salary over the average of the social security wage base multiplied by years of benefit service to a maximum of 35 years. For purposes of the Pension Plan, average social security wage base means the average of the social security wage base during the 35-year period preceding the participant's social security retirement age. For purposes of the Pension Plan, a participant's salary for a year is deemed to include base salary and 50% of any award under our annual incentive plans for that year. Because the Pension Plan is a tax qualified retirement plan, a participant's salary is restricted by the compensation limit imposed by the Internal Revenue Code. For 2013, this salary limit was $255,000. If a participant's salary exceeds this limit, such amounts are subject to the non-tax qualified retirement plans described below.

              Participants are entitled to an annual pension benefit for life, payable in equal monthly installments. Participants may earn increased pension benefits by working additional years. The normal retirement age under the Pension Plan at which a participant may receive an unreduced normal retirement benefit is age 65. Participants who complete 10 or more years of service with the Company may elect to receive an early retirement benefit following attainment of age 55. Mr. Burke and Mr. Padilla are eligible to elect to receive an early retirement benefit. Benefits payable to a participant who retires between ages 60 and 62 are subject to a 0.4% reduction for each month before age 62 and a 0.5% reduction for each month between ages 55 and 59. Participants who have 10 years of service and retire on or after age 62 are eligible to receive an unreduced early retirement benefit.

              The present value estimates shown in the Pension Benefits Table assume payment in the form of a single life annuity of the Named Executive Officer's accrued benefit under the Pension Plan, based on a participant's salary and service through December 31, 2013 (the Pension Plan measurement date for financial reporting purposes) and commencing on the earliest date that benefits are available unreduced. The present value assumes a discount rate of 5.20% and mortality as set forth in the RP 2000 mortality table.

The Excess Benefit Plan

              The Excess Benefit Plan, a non-tax qualified retirement plan, is designed to restore retirement benefits that cannot be paid from the Pension Plan due to the Internal Revenue Code limits described above. The benefit provided under the Excess Benefit Plan will equal the difference between (i) the benefit that would have been earned under the Pension Plan, without regard to any Internal Revenue Code limitations, and (ii) the actual benefit payable from the Pension Plan. All Named Executive Officers in the Pension Plan (except for Mr. Weisser) are potentially eligible to participate in the Excess Benefit Plan, provided that their Pension Plan benefits are limited by the Internal Revenue Code.

              Benefits payable under the Excess Benefit Plan are payable to participants following termination of employment on the later of the first day of the month following the participant's (i) six-month anniversary of termination of employment or (ii) 65th birthday, or if the participant has 10 years of service, the first day of the month following the participant's 62nd birthday, in accordance with the applicable restrictions set forth in Section 409A of the Internal Revenue Code. All amounts under the Excess Benefit Plan are paid out of the Company's general assets.

              The present value estimates shown in the Pension Benefits Table for accumulated benefits under the Excess Benefit Plan are determined using the same payment, discount rate and mortality assumptions as were used to estimate the values shown for the Pension Plan.

The SERP

              We have adopted the SERP, a non-tax qualified retirement plan, to attract, retain and reward certain key employees whose benefits under the Pension Plan and the Excess Benefit Plan are limited by the definition of compensation in the Pension Plan and further limited by the Internal Revenue Code. The Board designates those key employees who are eligible to participate in the SERP.

              A participant's SERP benefit equals the amount that his or her benefit would equal if the Pension Plan (i) included 100% of such participant's bonus compensation when calculating his or her benefit and (ii) was administered without regard to any Internal Revenue Code limitation over any amounts payable to such participant under the Pension Plan and/or Excess Benefit Plan, as applicable.

              Benefits payable under the SERP are paid coincident with and in the same distribution form and manner as the payment of the participant's benefit under the Excess Benefit Plan, subject to applicable restrictions set forth in Section 409A of the Internal Revenue Code. All amounts under the SERP are paid out of the Company's general assets.

              The present value estimates shown in the Pension Benefits Table for accumulated benefits under the SERP are determined using the same payment, discount rate and mortality assumptions as were used to estimate the values shown for the Pension Plan.

The Weisser SERP

              Pursuant to the Weisser SERP, Mr. Weisser is entitled to receive a supplemental pension benefit (the "Supplemental Benefit"), subject to meeting certain conditions under his employment agreement.

              The Supplemental Benefit in the Weisser SERP is comprised of two components. The first component mirrors the benefits that Mr. Weisser would otherwise receive if he participated in the Excess Benefit Plan (the "Excess Benefit Component") and the second component represents benefits that Mr. Weisser would receive under the supplemental retirement benefit formula (the "SERP Component"). Mr. Weisser is fully vested in his benefits under the Excess Benefit Component and the SERP Component.

              The Supplemental Benefit will be paid to Mr. Weisser six months following his termination of employment. The Supplemental Benefit will equal an amount that, when added to Mr. Weisser's retirement benefits payable on a single annuity basis under the Pension Plan, equals the sum of 45% of Mr. Weisser's average annual base salary and annual bonus compensation during the five-year period preceding his termination of employment. If Mr. Weisser commences the Supplemental Benefit before age 65, such benefit will be reduced by (i) 2% per year for each year that such benefit commences from age 60 and before age 65 and (ii) 6% per year for each year that such benefit commences from age 55 and before age 60. Additionally, Mr. Weisser may elect to receive the Supplemental Benefit in the form of a (i) single life annuity; (ii) 100% qualified joint and survivor annuity; (iii) 75% qualified joint and survivor annuity; (iv) 66 2/3% qualified joint and survivor annuity; (v) 50% qualified joint and survivor annuity; (vi) single life annuity with a 10-year term certain payment option; or (vii) 100% qualified joint and survivor annuity with a 10-year term certain payment option.

              Mr. Weisser will forfeit the SERP Component of the Supplemental Benefit in the event (i) he breaches the confidentiality, noncompetition or nonsolicitation covenants provided for in his employment agreement; or (ii) he dies prior to the commencement of Supplemental Benefit, in which case, his surviving spouse will receive a death benefit.

              If Mr. Weisser dies prior to the commencement of his Supplemental Benefit, his surviving spouse will receive a death benefit in the form of a 100% joint and survivor annuity with a 10-year term certain equal to the survivor benefit that would have been payable if Mr. Weisser had retired as of the date of his death. Additionally, Mr. Weisser's surviving spouse may elect to receive the death benefit in the form of a 100% joint and survivor annuity. If Mr. Weisser dies after the commencement of his Supplemental Benefit, the survivor benefit payable to his surviving spouse is based on the annuity form he elected at the time of his retirement. Mr. Weisser's surviving spouse will not receive a death benefit if Mr. Weisser dies after the commencement of his Supplemental Benefit and elected to receive a single life annuity.

              The present value estimate shown in the Pension Benefits Table for Mr. Weisser's accumulated benefits under the Weisser SERP is determined (i) using the same payment, discount rate and mortality assumptions as were used to estimate the values shown for the Pension Plan and (ii) based on his election to receive his benefit in the form of 50% joint and survivor annuity.

Nonqualified Deferred Compensation Table

              The following table sets forth certain information with respect to our nonqualified deferred compensation plans in which the Named Executive Officers participate as of December 31, 2013.

	Nonqualified Deferred Compensation
Name	Executive Contributions in Last FY ($)		Registrant Contributions in Last FY(1) ($)	Aggregate Earnings in Last FY ($)	Aggregate Withdrawals/ Distributions ($)		Aggregate Balance at Last FYE ($)
Soren Schroder	—		—	$1,714	—		$10,633
Andrew J. Burke	—		18,000	40,919	—		173,802
Raul Padilla	638,500	(2)	24,000	8,258	179,506	(3)	696,223	(4)
Gordon Hardie	—		—	—	—		—
Vicente Teixeira	—		8,400	3,674	—		37,188
Alberto Weisser	—		38,000	152,187	—		659,209

(1)
The amount set forth for each Named Executive Officer is reported in the "All Other Compensation" column of the Summary Compensation Table.
(2)
Represents a portion of the supplemental annual incentive award made to Mr. Padilla that was mandatorily deferred. This amount is payable in two installments on March 31, 2015 and March 31, 2016, subject to reduction or forfeiture in the event of (i) a cumulative annual trading loss for Bunge's agribusiness product lines during the deferral period, (ii) Mr. Padilla's resignation of employment for any reason or (iii) Mr. Padilla's termination of employment for "cause."
(3)
Represents a portion of the supplemental annual incentive award previously made to Mr. Padilla that was mandatorily deferred, as reported in the 2011 proxy statements. This amount was paid on March 31, 2013.
(4)
Mr. Padilla's aggregate account balance as of December 31, 2013 consisted of (i) $638,500, representing the supplemental annual incentive award made to him in March 2013 that was mandatorily deferred and (ii) $57,723, representing his aggregate Excess 401(k) Plan contributions and cumulative earnings thereon.

401(k) Plan

              The Company sponsors the 401(k) Plan, a tax-qualified retirement plan that covers substantially all of Bunge's U.S.-based salaried and non-union hourly employees. Participants may contribute up to 50% of their compensation on a before-tax basis into their 401(k) Plan accounts. In addition, the Company matches an amount equal to 100% for each dollar contributed by participants on the first 3% of their regular earnings and 50% for each dollar contributed on the next 2% of their regular earnings.

              Because the 401(k) Plan is a tax qualified retirement plan, the Internal Revenue Code limits the "additions" that can be made to a participant's 401(k) plan account each year (for 2013, $51,000). "Additions" include Company matching contributions and before-tax contributions made by a participant. In addition, the Internal Revenue Code limits the amount of annual compensation that may be taken into account in computing benefits under the 401(k) Plan. In 2013, this compensation limit was $255,000. Participants may also direct the investment of their 401(k) Plan accounts into several investment alternatives, including a Bunge common share fund.

Excess Contribution Plan

              The Company sponsors the Excess Contribution Plan, which is a non-tax qualified defined contribution plan that is designed to restore retirement benefits that cannot be paid from the 401(k) Plan due to Internal Revenue Code limits. Participants in the 401(k) Plan are eligible to participate in the Excess Contribution Plan, provided that their 401(k) Plan benefits are limited by the Internal Revenue Code.

              The amounts shown as "Registrant Contributions" represent Company matching contributions made under the Excess Contribution Plan to the Named Executive Officers and are also reported in the "All Other Compensation" column of the Summary Compensation Table. The benefit provided under the Excess Contribution Plan is equal to the difference between the benefit that would have been earned under the 401(k) Plan, without regard to any Internal Revenue Code limits, and the actual benefit provided under the 401(k) Plan. A Participant's account balance is credited with the same investment return as the investment alternatives he or she selected under the 401(k) Plan (including the Bunge common share fund).

              Payments are made from the Company's general assets in a lump sum cash payment following a participant's termination of employment, subject to applicable restrictions set forth in Section 409A of the Internal Revenue Code.

Bunge Limited Employee Deferred Compensation Plan (the "Deferred Compensation Plan")

              The Deferred Compensation Plan, which is a non-tax qualified deferred compensation plan, is designed to provide participants with an opportunity to defer receipt of current income into the future on a tax-deferred basis. Amounts deferred into the Deferred Compensation Plan are shown as "Executive Contributions" and are reported in the Summary Compensation Table and, in the case of PBRSUs, have previously been reported.

              Eligible employees (including the Named Executive Officers) who meet the minimum base salary level may participate in the Deferred Compensation Plan. For 2013, the minimum base salary level required to participate in the Deferred Compensation Plan was $255,000.

              The Deferred Compensation Plan allows participants to voluntarily defer from 1% to 10% of their base salary and 10% to 100% of their annual incentive compensation and PBRSUs. Gains and losses are credited based on a participant's election of a variety of deemed investment choices.

              Subject to the applicable restrictions set forth in Section 409A of the Internal Revenue Code, a Participant may elect to defer receipt of income for any period not less than 36 months from the date of deferral and will receive a distribution of his or her account following the end of his or her elected deferral period or death. Subject to applicable restrictions set forth in Section 409A of the Internal Revenue Code, participants may elect to receive payment of their deferred account balance in a lump sum or in up to 25 annual installments. Distributions of a participant's account are made in cash and from Bunge's general assets.

Potential Payments Upon Termination of Employment or Change of Control

              The Company has entered into certain agreements and maintains certain plans that will require us to provide compensation to the Named Executive Officers in the event of certain terminations of employment. The amount of compensation payable to the Named Executive Officer in each situation is shown in the table below. The amounts assume that the respective termination of employment event occurred on December 31, 2013.

              These amounts are estimates only and do not necessarily reflect the actual amounts that would be paid to the Named Executive Officers, which would only be known at the time that they become eligible for payment. The amounts are in addition to (i) vested or accumulated benefits generally under Bunge's defined benefit pension plans, 401(k) plans, and non-qualified deferred compensation plans, which are set forth in the disclosure tables above; (ii) benefits paid by insurance providers under life and disability insurance policies; and (iii) benefits generally available to U.S. salaried employees, such as accrued vacation.

              Unless stated otherwise, the value of unvested and accelerated stock options shown in the tables below have been determined by multiplying (i) the number of unvested stock options that would have been accelerated by (ii) the difference between (x) the exercise price of the stock option and (y) the average of the high and low sale prices of Bunge's common shares on December 31, 2013 ($82.11). Likewise, the value of unvested restricted stock unit awards shown in the tables below have been determined by multiplying (i) the number of unvested restricted stock units that would have been accelerated by (ii) the average of the high and low sale prices of Bunge's common shares on December 31, 2013.

Name	Executive Benefits and Payments Upon Termination(1)	Death, Disability or Retirement ($)	Termination without Cause or Resignation for Good Reason ($)	Change of Control followed by Termination without Cause or Resignation for Good Reason ($)
Soren Schroder	Compensation(2)
	Severance	$—	$2,935,000	$4,400,000
	ProRata Annual	1,400,000	1,400,000	1,400,000
	Incentive Plan Award
	Medical Continuation	—	6,600	19,800
	Equity Incentive Plan(3)
	Performance-Based Restricted Stock Units
	2012–2014	628,411	1,025,500	1,025,500
	2013–2015	286,970	1,043,959	1,043,959
	Stock Options Unvested and Accelerated	762,979	762,979	762,979
	Time-Based RSUs Unvested and Accelerated	2,207,450	2,207,450	2,207,450

	Total	5,285,810	9,381,488	10,859,688
Andrew J. Burke	Compensation(4)
	Severance	—	1,400,000	—
	ProRata Annual Incentive Plan Award	700,000	700,000	—
	Equity Incentive Plan(3)
	Performance-Based Restricted Stock Units
	2012–2014	628,411	628,411	—
	2013–2015	225,516	225,516	—
	Stock Options Unvested and Accelerated	699,950	365,625	—
	Time-Based RSUs Unvested and Accelerated	1,244,219	—	—

	Total	3,498,096	3,319,553	—
Raul Padilla	Compensation(5)
	Severance	—	1,700,000	—
	ProRata Annual Incentive Plan Award	850,000	850,000	—
	Equity Incentive Plan(3)
	Performance-Based Restricted Stock Units
	2012–2014	628,411	628,411	—
	2013–2015	225,516	225,516	—
	Stock Options Unvested and Accelerated	699,950	365,625	—
	Time-Based RSUs Unvested and Accelerated	—	—	—

	Total	2,403,877	3,769,533	—

Name	Executive Benefits and Payments Upon Termination(1)	Death, Disability or Retirement ($)	Termination without Cause or Resignation for Good Reason ($)	Change of Control followed by Termination without Cause or Resignation for Good Reason ($)
Gordon Hardie	Compensation(6)
	Severance	—	962,500	—
	ProRata Annual Incentive Plan Award	412,500	412,500	—
	Equity Incentive Plan(3)			—
	Performance-Based Restricted Stock Units			—
	2012–2014	417,265	417,265
	2013–2015	151,096	151,096	—
	Stock Options Unvested and Accelerated	394,357	171,483	—
	Time-Based RSUs Unvested and Accelerated	533,260	—	—

	Total	1,908,478	2,114,844	—
Vicente Teixeira	Compensation(7)
	Severance	—	805,000	—
	ProRata Annual Incentive Plan Award	345,000	345,000	—
	Equity Incentive Plan(3)
	Performance-Based Restricted Stock Units
	2012–2014	417,265	417,265	—
	2013–2015	151,096	151,096	—
	Stock Options Unvested and Accelerated	470,237	247,363	—
	Time-Based RSUs Unvested and Accelerated	287,140	—	—

	Total	1,670,738	1,965,724	—

(1)
Total does not include vested amounts or accumulated benefits through December 31, 2013, including vested stock options, accumulated retirement benefits and amounts under deferred compensation plans, as those amounts are set forth in the disclosure tables above.
(2)
For purposes of this table, Mr. Schroder's compensation for 2013 is as follows: base salary equal to $1,000,000 and a target annual bonus equal to $1,400,000.
(3)
For disclosure purposes only, we have assumed that target performance measures were achieved for performance-based awards as of December 31, 2013.
(4)
For purposes of this table, Mr. Burke's compensation for 2013 is as follows: base salary equal to $700,000 and a target annual bonus equal to $700,000. Pursuant to Mr. Burke's employment offer letter dated December 4, 2001, as amended, if his employment is terminated under circumstances that would call for severance pay under the Company's severance program, he is entitled to the greater of (i) the standard severance benefits of the Company at the time of termination or (ii) a payment equivalent to 12 months of his then base salary, plus 12 months of his target AIP award. In addition, if the termination is not performance-related, Mr. Burke will receive his pro-rated AIP award for the year in which his employment is terminated. For disclosure purposes only, we have assumed that the termination was not performance-related. Such benefits would be contingent upon delivery of a release of any employment-related claims against the Company in a form mutually agreeable to Mr. Burke and the Company.
(5)
For purposes of this table, Mr. Padilla's compensation for 2013 is as follows: base salary equal to $850,000 and a target annual bonus equal to $850,000. Pursuant to Mr. Padilla's employment offer letter effective as of July 1, 2010, if his employment is terminated under circumstances that would call for severance pay under the Company's severance program, he is entitled to the greater of (i) the standard severance benefits of the Company at the time of termination or (ii) a payment equivalent to 12 months of his then base salary, plus 12 months of his target AIP award. In addition, if the termination is not performance-related, Mr. Padilla will receive his pro-rated AIP award for the year in which his employment is terminated. For disclosure purposes only, we have assumed that the termination was not performance-related. Such benefits would be contingent upon delivery of a release of any employment-related claims against the Company in a form mutually agreeable to Mr. Padilla and the Company.

(6)
For purposes of this table, Mr. Hardie's compensation for 2013 is as follows: base salary equal to $550,000 and a target annual bonus equal to $412,500. Pursuant to Mr. Hardie's offer letter effective June 14, 2011, if his employment is terminated under circumstances that would call for severance pay under the Company's severance program, he is entitled to the greater of (i) the standard severance benefits of the Company at the time of termination or (ii) a payment equivalent to 12 months of his then base salary, plus his target AIP award. In addition, if the termination is not performance-related, Mr. Hardie will receive his pro-rated AIP award for the year in which his employment is terminated. For disclosure purposes only, we have assumed that the termination was not performance-related. Such benefits would be contingent upon delivery of a release of any employment-related claims against the Company in a form mutually agreeable to Mr. Hardie and the Company.
(7)
For purposes of this table, Mr. Teixeira's compensation for 2013 is as follows: base salary equal to $460,000 and a target annual bonus equal to $345,000. Pursuant to Mr. Teixeira's employment offer letter effective February 1, 2008, if his employment is terminated under circumstances that would call for severance pay under the Company's severance program, he is entitled to the greater of (i) the standard severance benefits of the Company at the time of termination or (ii) a payment equivalent to 12 months of his then base salary, plus 12 months of his target AIP award. In addition, if the termination is not performance-related, Mr. Teixeira will receive his pro-rated AIP award for the year in which his employment is terminated. For disclosure purposes only, we have assumed that the termination was not performance-related. Such benefits would be contingent upon delivery of a release of any employment related claims against the Company in a form mutually agreeable to Mr. Teixeira and the Company.

              Weisser Employment Agreement – Termination Provisions.    Upon his termination of employment with Bunge, Mr. Weisser was entitled to the following payments and benefits pursuant to his employment agreement:

  •
  three times the sum of his base salary and the average of the annual cash bonus paid to him over the three-year period prior to his termination of employment, payable in 36 monthly installments;

  •
  immediate vesting or satisfaction of any service or performance requirements (based on performance determined as of December 31, 2013) in respect of any equity-based award, and the post-employment exercise period of his outstanding stock options will be the expiration of the relevant option term; and

  •
  the aggregate value of his tax-qualified and non-tax qualified defined benefit pension, expressed as a single-life annuity, will equal $1,200,000 annually.

              The estimated value of the payments and benefits provided to Mr. Weisser is set forth in the table below.

Payment or Benefit	Amount
Intrinsic value of unvested stock options	$2,276,114
Value of 2011 – 2013 PBRSUs	2,425,735
Value of 2012 – 2014 PBRSUs	2,765,556
Present value of incremental SERP benefit	2,604,383
Severance payment	7,765,000

Total	17,836,788

              As a condition to receiving the severance payments and benefits, Mr. Weisser is bound by the terms of the non-competition and non-solicitation provisions contained in the employment agreement for 18 months following the date of his termination of employment and by the terms of the confidentiality provision indefinitely.

Additional Information Regarding Potential Payments Upon Termination of Employment or Change of Control

              Schroder Employment Agreement.    On February 6, 2013, Bunge entered into an employment agreement with Mr. Schroder in connection with his promotion to CEO.

              In the event of Mr. Schroder's termination without "Cause" or his resignation for "Good Reason" before a "Change of Control," his severance will be equal to:

  •
  two times the sum of the highest base salary paid to him over the two-year period immediately prior to his termination of employment and the average of the annual cash bonus paid over such two-year period, payable in monthly installments over 24 months (the "severance period");

  •
  a lump sum payment equal to a pro rata portion of the annual bonus he would have been entitled to receive for the performance period had he remained employed;

  •
  continuation, at his own expense, of health and medical insurance coverage under COBRA and, if he is not eligible under the Company's retiree medical plan, a payment equal to the after-tax cost of obtaining coverage for the period between the end of the COBRA continuation period and the completion of the applicable severance period; provided, however, if he is eligible under the retiree medical plan and elects to immediately begin his benefit under the Company's pension plan, in lieu of such continuation coverage, he shall be eligible to enroll in the retiree medical plan at his own expense;

  •
  immediate vesting of entitlement to receive retiree medical and life insurance coverage offered to senior executives (if any);

  •
  immediate vesting of any service or performance requirements (to the extent performance is satisfied as of termination) in respect of any equity-based award; and

  •
  without duplication of the above, benefits due to other senior executives upon termination.

              In the event of Mr. Schroder's resignation for Good Reason or termination without Cause during a "Change of Control Period," he will be entitled to the same severance benefit as set forth above, except that for purposes of determining the payment amount for the severance period, he will be entitled to receive three times the sum of the highest base salary paid to him over the three-year period immediately prior to his termination and the target annual cash bonus in effect at the time of his termination, payable in monthly installments over a 36-month period.

              If Mr. Schroder's employment terminates due to "Disability," he will be entitled to his pro rata bonus due for the year in which such Disability occurs.

              If Mr. Schroder's employment terminates due to his death, his estate is entitled to his pro rata bonus due for the year in which his death occurs.

              As a condition to receiving the severance benefits, Mr. Schroder will continue to be bound by the terms of the non-competition and non-solicitation provisions contained in the employment agreement for 18 months following the date of his termination of employment for any reason and by the terms of the confidentiality provision indefinitely. Mr. Schroder must also execute and deliver a general mutual release of claims against the Company and its subsidiaries.

              The following definitions are provided in Mr. Schroder's employment agreement for certain of the terms used in this description:

              "Cause" means Mr. Schroder's termination of employment by the Company for any of the following reasons: (a) any willful act or omission or any act of gross negligence that constitutes a material breach of the agreement; (b) willful and continued failure or refusal to substantially perform his duties; (c) willful and material violation of any law or regulation applicable to the Company and its subsidiaries that could reasonably be expected to have an adverse impact on its business or reputation; (d) conviction of, or a plea to, a felony, or any willful fraud; or (d) any other willful misconduct that is materially injurious to the financial condition, business or reputation of, or is otherwise materially injurious to, the Company and its subsidiaries.

              "Good Reason" means a resignation by Mr. Schroder for any of the following reasons: (a) a failure to pay material compensation that is due and payable; (b) a material diminution of his authority, responsibilities or positions under the agreement; (c) the occurrence of acts or conduct that prevent or substantially hinder him from performing his duties or responsibilities; or (d) if immediately prior to the Change of Control Period, his principal place of employment is located within the metropolitan New York area, any relocation during the Change of Control Period outside of the metropolitan New York area.

              "Disability" means a physical or mental disability or infirmity, as determined by a physician selected by the Company, that prevents (or, in the opinion of such physician, is reasonably expected to prevent) the normal performance of duties as an employee of the Company for any continuous period of 180 days or for 180 days during any one 12-month period.

              "Change of Control" means the occurrence of any of the following events: (a) the acquisition by any person of 35% or more of the Company's common shares; (b) a change in a majority of the members of the Board of Directors without approval of the existing Board members; or (c) a merger, amalgamation or consolidation of the Company, a disposition of all or substantially all of the Company's assets or the acquisition of assets of another corporation, except if it would result in continuity of the Company's shareholders of more than 50% of the then-outstanding common shares and outstanding voting securities, as the case may be.

              "Change of Control Period" means the period beginning on the date of the Change of Control and ending 30 months later, and can include the 12-month period immediately preceding such Change of Control, if Mr. Schroder is terminated without Cause during this 12-month period and there is a reasonable basis to conclude such termination was at the request or direction of the acquirer.

              Equity Acceleration Under the 2009 Equity Incentive Plan.    Under the 2009 Equity Incentive Plan, a participant's equity award will be subject to the following treatment upon a termination of employment (except as otherwise provided under an individual award agreement or employment agreement):

  •
  In the event of a termination of employment due to death, disability or Retirement (defined as termination of employment after attaining age 65), an individual's stock options become fully vested and immediately exercisable. Disability has the same meaning as under the Company long-term disability plan for all awards except incentive stock options, for which disability means permanent and total disability within the meaning of Section 22(e)(3) of the Internal Revenue Code.

  •
  In the event of a termination of employment without Cause or upon early retirement (as defined under Bunge's retirement policies), all stock options that would have vested in the 12-month period following termination of employment will immediately vest and become exercisable.

              Generally, for all terminations of employment other than for Cause or voluntary resignation, all performance-based and non-performance-based restricted stock unit awards vest pro rata through the date of termination (though performance based units remain subject to satisfaction of the applicable performance goals).

              The 2009 Equity Incentive Plan does not include any provisions requiring accelerated vesting in connection with a change of control.

SHARE OWNERSHIP OF DIRECTORS, EXECUTIVE OFFICERS AND PRINCIPAL SHAREHOLDERS

              The following table sets forth information regarding the beneficial ownership of our common shares by each member of our Board, each executive officer and our directors and executive officers as a group as of March 1, 2014, based on 146,812,588 shares issued and outstanding.

              All holders of our common shares are entitled to one vote per share on all matters submitted to a vote of holders of common shares, and the voting rights attached to common shares held by our directors, executive officers or major shareholders do not differ from those that attach to common shares held by any other holder.

              Under Rule 13d-3 of the Exchange Act, "beneficial ownership" includes shares for which the individual, directly or indirectly, has or shares voting or investment power, whether or not the shares are held for the individual's benefit.

	Amount and Nature of Beneficial Ownership
	(Number of Shares)
Beneficial Owner	Direct or Indirect(1)	Voting or Investment Power(2)		Right to Acquire(3)		Percent of Class
Soren Schroder	28,132	—		114,858		*
Ernest G. Bachrach	39,176	—		30,131	(4)	*
Enrique H. Boilini	39,176	—		18,200		*
Carol M. Browner	—	—		—		*
Francis Coppinger	38,874	717,642	(5)	19,881	(6)	*
Bernard de La Tour d'Auvergne Lauraguais	337,092	3	(7)	18,200		*
William Engels	8,460	—		18,200		*
Andrew Ferrier	811	—		—		*
James T. Hackett	1,841	—		—		*
Kathleen Hyle	1,654	—		—		*
L. Patrick Lupo	10,576	—		13,000		*
Andrew J. Burke	27,788	—		154,943		*
Gordon Hardie	3,748	—		26,887		*
Frank R. Jimenez	5,118	—		6,668		*
Pierre Mauger	—	—		4,000		*
Raul Padilla	46,616	—		169,650		*
D. Benedict Pearcy	4,601	—		94,792		*
Vicente Teixeira	15,181	—		87,842		*
All directors and executive officers as a group (18 persons)	608,844	717,645		777,252		1.35%

*
Less than 1%.
(1)
These shares are held individually or jointly with others, or in the name of a bank, broker or nominee for the individual's account or in a family trust.
(2)
This column includes other shares over which directors and executive officers have or share voting or investment power, including shares directly owned by certain relatives with whom they are presumed to share voting and/or investment power.
(3)
This column includes: (i) shares which directors and executive officers have a right to acquire through the exercise of stock options granted under Bunge's Non-Employee Directors Equity Incentive Plans and the Equity Incentive Plans, respectively, that have vested or will vest within sixty (60) days of March 1, 2014, (ii) restricted stock units and dividend equivalent payments for which shares are issuable within sixty (60) days of March 1, 2014, but are mandatorily deferred in accordance with the terms and conditions of these awards and (iii) shares underlying hypothetical share units held by non-employee directors who have elected to receive, under the Non-Employee Directors Deferred Compensation Plan, a distribution in the form of common shares.

(4)
Includes 11,976 shares underlying hypothetical share units held under the Non-Employee Directors Deferred Compensation Plan, which he has elected to receive in the form of common shares.
(5)
Includes 2,563 common shares held by his wife and 715,079 common shares held by a company owned by his wife.
(6)
Includes 1,687 shares underlying hypothetical share units held under the Non-Employee Directors Deferred Compensation Plan.
(7)
Includes 3 common shares held by his wife.

              The following table sets forth information regarding the beneficial ownership of our common shares by persons or groups known to Bunge to be beneficial owners of more than 5% of our issued and outstanding common shares.

Beneficial Owner	Number of Common Shares Beneficially Owned	Percentage of Common Shares Outstanding on December 31, 2013
FMR LLC(1)	15,578,435	10.535%
The Vanguard Group(2)	8,792,738	5.95%

(1)
Based on information filed with the SEC on Schedule 13G/A on February 14, 2014: (i) FMR LLC reported beneficial ownership of 15,578,435 shares, sole voting power as to 363,364 of the shares, and sole dispositive power as to 15,578,435 of the shares, (ii) Fidelity Management & Research Company, or Fidelity, reported beneficial ownership of 14,049,942 shares, and Edward C. Johnson 3d and FMR LLC, through its control of Fidelity, each has sole dispositive power as to 14,049,942 of the shares, (iii) Fidelity SelectCo, LLC, or SelectCo, reported beneficial ownership of 868,725 shares and Edward C. Johnson 3d and FMR LLC, through its control of SelectCo and the investment companies advised by SelectCo, or the SelectCo Funds, each have sole dispositive power as to 868,725 of the shares owned by the SelectCo Funds, (iv) Strategic Advisers, Inc. reported beneficial ownership of 77 shares, (v) Pyramis Global Advisors, LLC, or PGALLC, reported beneficial ownership of 98,200 shares, and Edward C. Johnson 3d and FMR LLC, through its control of PGALLC, each has sole voting power as to 52,700 of the shares and sole dispositive power as to 98,200 of the shares, (vi) Pyramis Global Advisors Trust Company, or PGATC, reported beneficial ownership of 396,729 shares, and Edward C. Johnson 3d and FMR LLC, through its control of PGATC, each has sole voting power as to 192,929 of the shares and sole dispositive power as to 396,729 of the shares, and (vii) FIL Limited reported beneficial ownership of 164,762 shares and the sole voting power as to 116,862 of the shares held by the International Funds. The principal business address of FMR LLC is 245 Summer Street, Boston, MA 02210.
(2)
Based on information filed with the SEC on Schedule 13G on February 11, 2014: (i) The Vanguard Group reported beneficial ownership of 8,792,738 shares, sole voting power as to 133,301 of the shares, sole dispositive power as to 8,671,331 of the shares and shared dispositive power as to 121,401 of the shares, (ii) Vanguard Fiduciary Trust Company reported beneficial ownership of 82,601 shares, and (iii) Vanguard Investments Australia, Ltd reported beneficial ownership of 89,500 shares. The principal business address of The Vanguard Group is 100 Vanguard Blvd, Malvern, PA 19355.

AUDIT COMMITTEE REPORT

              Bunge's Audit Committee is composed of five independent directors, all of whom are financially literate. In addition, Bunge's Board has determined that each of Mr. Boilini, Mr. Engels and Ms. Hyle qualifies as an audit committee financial expert as defined under Item 407 of Regulation S-K of the Securities Act of 1933, as amended. The Audit Committee operates under a written charter, which reflects NYSE listing standards and Sarbanes-Oxley Act requirements regarding audit committees. A copy of the charter is available on Bunge's website at www.bunge.com.

              The Audit Committee's primary role is to assist the Board in fulfilling its responsibility for oversight of (1) the quality and integrity of Bunge's financial statements and related disclosures, (2) Bunge's compliance with legal and regulatory requirements, (3) Bunge's independent auditors' qualifications, independence and performance and (4) the performance of Bunge's internal audit and control functions.

              Bunge's management is responsible for the preparation of its financial statements, its financial reporting process and its system of internal controls. Bunge's independent auditors are responsible for performing an audit of the financial statements in accordance with the standards of the Public Company Accounting Oversight Board (PCAOB), and issuing an opinion as to the conformity of those audited financial statements to U.S. generally accepted accounting principles. The Audit Committee monitors and oversees these processes.

              The Audit Committee has adopted a policy designed to increase its oversight of Bunge's independent auditor. Under the policy, the Audit Committee approves all audit, audit-related services, tax services and other services provided by the independent auditor. In addition, any services provided by the independent auditor that are not specifically included within the scope of the audit must be pre-approved by the Audit Committee in advance of any engagement. The Audit Committee's charter also ensures that the independent auditor discusses with the Audit Committee important issues such as internal controls, critical accounting policies, instances of fraud and the consistency and appropriateness of Bunge's accounting policies and practices.

              The Audit Committee has reviewed and discussed with management and Deloitte & Touche LLP, Bunge's independent auditors, the audited financial statements as of and for the year ended December 31, 2013. In addition, the Audit Committee met regularly with management and Deloitte & Touche LLP to discuss the results of their evaluations of Bunge's internal controls and the overall quality of Bunge's financial reporting. The Audit Committee has also discussed with Deloitte & Touche LLP the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees) as amended, as adopted by the PCAOB in Rule 3200T. In addition, the Audit Committee has received the written disclosures and the letter from Deloitte & Touche LLP required by the applicable requirements of the PCAOB regarding Deloitte & Touche LLP's communications with the Audit Committee concerning independence and has discussed with them their independence from Bunge and its management. The Audit Committee also considered whether the non-audit services provided by Deloitte & Touche LLP to Bunge during 2013 were compatible with their independence as auditors.

              Based on these reviews and discussions, the Audit Committee has recommended to the Board, and the Board has approved, the inclusion of the audited financial statements in Bunge's Annual Report on Form 10-K for the year ended December 31, 2013 for filing with the Securities and Exchange Commission.

Members of the Audit Committee

Kathleen Hyle, Chairman
Enrique H. Boilini
Francis Coppinger
Carol M. Browner
William Engels

PROPOSAL 2 — APPOINTMENT OF INDEPENDENT AUDITORS AND AUTHORIZATION OF THE AUDIT COMMITTEE OF THE BOARD TO DETERMINE THE INDEPENDENT AUDITORS' FEES

General

              Our Board has recommended and asks that you appoint Deloitte & Touche LLP as our independent auditors for the fiscal year ending December 31, 2014 and authorize the Audit Committee of the Board to determine the independent auditors' fees. You would be acting based on the recommendation of our Audit Committee. Pursuant to Bermuda law and our bye-laws, an auditor is appointed at the annual general meeting or at a subsequent general meeting in each year and shall hold office until a successor is appointed.

              The affirmative vote of a majority of the votes cast on the proposal is required to make such appointment. If you do not appoint Deloitte & Touche LLP, our Board will reconsider its selection of Deloitte & Touche LLP and make a new proposal for independent auditors.

              Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, the "Deloitte Entities") have audited our annual financial statements since our 1996 fiscal year.

              Representatives of the Deloitte Entities are expected to be present at the Annual General Meeting and will have the opportunity to make a statement if they desire to do so. We also expect that they will be available to respond to questions.

Fees

              The chart below sets forth the aggregate fees for professional services rendered by the Deloitte Entities for services performed in each of 2013 and 2012, and breaks down these amounts by category of service:

	2013	2012
Audit Fees	$13,324,000	$13,910,000
Audit-Related Fees	473,000	562,000
Tax Fees	129,000	189,000
All Other Fees	0	0

Total	$13,926,000	$14,661,000

Audit Fees

              Audit fees are fees billed for the audit of our annual consolidated financial statements, the audit of management's assessment on internal control over financial reporting and the reviews of our quarterly financial statements. Additionally, audit fees include comfort letters, statutory audits, consents and other services related to SEC matters.

Audit-Related Fees

              For 2013 and 2012, audit-related fees principally included fees for accounting consultation related to certain merger and acquisition activities and statutory attestation services in Argentina.

 Tax Fees

              Tax fees in 2013 and 2012 primarily related to tax compliance services. Tax compliance services are services rendered based upon facts already in existence or transactions that have already occurred to document, compute and review amounts to be included in tax filings.

All Other Fees

              No fees were paid to the Deloitte Entities in 2013 and 2012 for any other professional services.

Pre-Approval Policies and Procedures

              The Audit Committee approves all audit services, audit-related services, tax services and other services provided by Deloitte & Touche LLP. Any services provided by Deloitte & Touche LLP that are not specifically included within the scope of the audit must be pre-approved by the Audit Committee in advance of any engagement.

              In making its recommendation to appoint Deloitte & Touche LLP as our independent auditor for the fiscal year ending December 31, 2014, the Audit Committee has considered whether the services provided by Deloitte & Touche LLP are compatible with maintaining the independence of Deloitte & Touche LLP and has determined that such services do not interfere with Deloitte & Touche LLP's independence.

RECOMMENDATION OF THE BOARD

              Our Board recommends that, based on the recommendation of the Audit Committee, you vote FOR the appointment of Deloitte & Touche LLP to serve as our independent auditors for the fiscal year ending December 31, 2014 and the authorization of the Audit Committee of the Board to determine the independent auditors' fees.

PROPOSAL 3 — ADVISORY VOTE TO APPROVE NAMED EXECUTIVE OFFICER COMPENSATION

              Pursuant to the rules of the SEC, Bunge is required to provide shareholders with a non-binding advisory "say-on-pay" vote to approve the compensation of our Named Executive Officers as disclosed in the Compensation Discussion & Analysis ("CD&A"), related compensation disclosure tables and narrative disclosures of this proxy statement. The Board recognizes the importance of our shareholders' opportunity to cast an advisory say-on-pay vote as a means of expressing views regarding the compensation of our Named Executive Officers. Based upon the outcome of our 2011 say-on-pay frequency vote, we intend to hold an annual advisory say-on-pay vote until the next say-on-pay frequency vote, which, in accordance with applicable law, will occur no later than the Company's Annual General Meeting of Shareholders in 2017.

              Bunge's compensation philosophy is to pay for performance, support Bunge's business goals, align the interests of management and our shareholders and offer competitive compensation arrangements to attract, retain and motivate high-caliber executives. In the CD&A, we have provided shareholders with a description of our executive compensation program, including the philosophy underpinning the program, the individual elements of the compensation program, and how our compensation program is administered. Our executive compensation program consists of elements designed to complement each other and reward achievement of short-term and long-term objectives by linking compensation to key performance metrics. We have chosen the selected metrics to align executive compensation to the achievement of strong financial performance and the creation of shareholder value. Our Compensation Committee regularly reviews our executive compensation program to ensure alignment with our business strategy and compensation philosophy. Additionally, our executive compensation program has been designed to appropriately balance risks and rewards and discourage excessive risk-taking by our executives.

              For the reasons highlighted above, and more fully discussed in the CD&A, the Board unanimously recommends a vote for the following resolution:

              "RESOLVED, that the shareholders approve the compensation of the Named Executive Officers as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, the accompanying compensation tables and related narrative disclosure in this Proxy Statement."

              You may vote "for" or "against" this proposal, or you may abstain from voting. Although the vote on this Proposal 3 is advisory and non-binding, the Compensation Committee and the Board will review the voting results on the proposal and will consider shareholder views in connection with our executive compensation program.

RECOMMENDATION OF THE BOARD

              Our Board recommends that shareholders vote FOR the approval of the non-binding advisory vote to approve Named Executive Officer compensation.

PROPOSAL 4 — RE-APPROVAL OF PERFORMANCE GOALS UNDER THE BUNGE LIMITED 2009
EQUITY INCENTIVE PLAN

Introduction

              The Bunge Limited 2009 Equity Incentive Plan (the "Plan") was effective after shareholder approval at the Company's Annual General Meeting of Shareholders in 2009. In April 2014, the Board of Directors unanimously reapproved the material terms of the existing performance goals and approved three additional performance goals, total shareholder return ("TSR"), relative TSR and talent development, subject to shareholder approval at the Annual General Meeting. A summary of the Plan is included below. The complete text of the Plan is set forth in Appendix B to this Proxy Statement, and shareholders are urged to review it together with the following information, which is qualified in its entirety by reference to Appendix B.

              Section 162(m) of the Internal Revenue Code of 1986, as amended, and the relevant income tax regulations thereunder (the "Code"), place a limit of $1,000,000 on the amount Bunge may deduct in any one year for compensation paid to the Chief Executive Officer and each of its other three most highly-compensated executive officers (excluding the Chief Financial Officer). There is, however, an exemption for compensation that constitutes "qualified performance-based compensation." If awards pursuant to the Plan constitute qualified performance-based compensation, they may not be subject to the deductibility limitation of Code Section 162(m). In order to continue to qualify for this exemption, among other things, shareholders must reapprove the material terms of the performance goals every five years. If the existing performance goals and the new performance goals are not approved by shareholders, the Plan will continue in effect. However, in accordance with Code Section 162(m), Bunge's ability to deduct qualified performance-based compensation under the Plan will be limited to $1,000,000 per officer. Although Bunge generally designs awards pursuant to the Plan to be eligible for deductibility under Code Section 162(m), the Compensation Committee may from time to time pay compensation that may not be deductible if it believes that doing so is in the best interests of Bunge and the shareholders.

              Performance Goals.    In addition to the performance goals previously approved by shareholders, the Board of Directors desires to amend the Plan to include the following additional performance goals: TSR, relative TSR and talent development. To the extent that awards granted pursuant to the Plan are intended to be "qualified performance-based compensation" under Code Section 162(m), and therefore deductible by the Company, the financial performance measures that may be used are as follows:

•

accounts payable;

•

accounts receivable;

•

cash flow;

•

cash flow return on investment;

•

cash value added;

•

days cash cycle;

•

days sales outstanding;

•

debt;

•

earnings before interest and tax (EBIT);

•

earnings before interest, tax depreciation and amortization (EBITDA);

•

earnings per share;

•

economic value added;

•

effective tax rate;

•

free cash flow;

•

impairment write offs;

•

income from continuing operations (net income after minority interests);

•

interest coverage;

•

margin;

•

market capitalization;

•

net financial debt;

•

net sales;

•

operating cash flow;

•

operating earnings before asset impairment;

•

operating profit;

•

pre-tax income;

•

relative TSR;

•

return on equity;

•

return on invested capital;

•

return on net assets;

•

return on tangible net assets;

•

return on tangible net worth;

•

revenue growth;

•

selling general and administrative expenses;

•

share price;

•

TSR;

•

value at risk; and

•

working capital.

              In addition, the non-financial performance measures that may be used by the Compensation Committee under the Plan are:

•

amount of inventory;

•

brand recognition;

•

customer/supplier satisfaction;

•

days of inventory;

•

employee turnover;

•

energy usage;

•

headcount;

•

loading time/days loading;

•

market share;

•

product quality;

• productivity/efficiency; • quality; • recruiting; • risk management; • safety/environment; • satisfaction indexes; • talent development; • turnaround time; and • volumes.

Summary of Plan

              Purposes.    The purposes of the Plan are to attract, retain and motivate key employees, consultants and independent contractors of Bunge and align their interests with shareholder interests.

              Eligibility.    Awards under the Plan may be granted to the officers, employees, independent contractors or consultants of Bunge or its subsidiaries.

              Administration.    The Plan will be administered by the Compensation Committee or such other committee as will be designated by our board (the "Committee"). Subject to the terms of the Plan, the

Committee will have broad discretionary authority to determine the terms and conditions of awards, cancel and amend awards, and construe and interpret the terms of the Plan and any awards granted.

              Awards.    Awards under the Plan may include: (i) options to purchase Bunge common shares, including incentive stock options and/or non-qualified stock options; (ii) restricted stock units ("RSUs"); (iii) Performance-Based RSUs; or (iv) other awards not specifically provided for, the value of which are based in whole or in part upon the current or future value of the common shares. The closing price of our common shares on the NYSE on February 28, 2014 was $79.61.

              Shares Subject to Plan; Maximum Awards.    The maximum number of shares that may be awarded under the Plan is 10,000,000, of which no more than 4,500,000 may be in the form of RSUs, Performance-Based RSUs or other awards that are not subject to payment of an exercise price. As of March 31, 2014, 3,141,252 shares remain available for grant pursuant to the Plan. The maximum number of shares that may be granted pursuant to stock option awards to any participant in any calendar year is 1,000,000. The maximum number of shares that may be granted to any participant during a calendar year (other than stock options) is 1,000,000 shares, measured as of the date of grant. If any shares covered by an award are forfeited, expire unexercised or otherwise terminate without the delivery of shares, then the shares shall again be available for awards pursuant to the Plan. Shares surrendered for the payment of the exercise price or tax withholding obligations; shares not issued or delivered as a result of the net settlement of an award; or shares repurchased in the open market with the proceeds of a stock option exercise will not again be available under the Plan. In an acquisition, any awards made and any shares delivered upon the assumption of or in substitution for outstanding grants made by the acquired company will not be counted against shares available for awards under the Plan. Shares delivered under the Plan may be (i) authorized but unissued shares; (ii) treasury shares; (iii) shares purchased on the open market or by private purchase; or (iv) any combination thereof.

              Stock Options.    Options granted pursuant to the Plan may be non-qualified stock options or incentive stock options. The exercise price or purchase price per common share underlying an option will be determined by the Committee, but may not be less than 100% of the fair market value of a share on the date of grant. Unless otherwise specified by the Committee in the applicable award agreement, options will vest in three equal installments commencing on the first anniversary of the date of grant. In the event of a participant's termination of employment or service due to retirement, death or disability, all unvested options will become immediately vested and exercisable. In the event of a participant's termination of employment or service for "cause," all unexercised options will be forfeited. In the event of an early retirement or termination of employment or service without cause, unvested options that would have become vested at any time during the 12-month period following the date of termination of employment or service, will become immediately vested and exercisable. If the participant resigns from Bunge, unvested options will immediately be forfeited.

              Restricted Stock Units.    RSUs consist of a right to receive one or more of our common shares following the applicable vesting period for no consideration other than the provision of services. Unless otherwise specified by the Committee in the applicable award agreement, a RSU will vest and become nonforfeitable on the fourth anniversary of the date of grant. If a participant's employment or service is terminated for cause or as a result of a participant's resignation for any reason, he or she will forfeit the RSUs as of the date of such termination. If a participant's employment or service is terminated for any other reason, the participant will become immediately vested on the date of termination in a pro rata portion of the RSUs.

              Performance-Based Restricted Stock Units.    Performance-Based RSUs will vest based on the attainment of certain performance goals over a performance period determined by the Committee. The performance period for the Performance-Based RSUs is generally three years. The Committee may determine whether any Performance-Based RSU constitutes "qualified performance-based compensation" under Code Section 162(m). In the event employment or service is terminated for cause or as a result of the participant's resignation of employment or service for any reason, any unvested awards of Performance-Based RSUs will be forfeited as of the date of termination. If employment or service is terminated for any other reason, the Performance-Based RSUs will continue to be subject to the ordinary vesting terms.

              Performance Goals.    The Plan allows performance goals to be described in terms of objectives that are related to the individual participant or objectives that are company-wide or related to a subsidiary, division, department, region, segment, product line, function or business unit or any combination of the foregoing and may be measured on an absolute or cumulative basis, an annualized or compound annual basis, or on the basis of percentage of improvement over time. The performance goals may also be measured in terms of company performance (or performance of the applicable subsidiary, division, department, region, segment, product line, function or business unit or any combination of the foregoing) or measured relative to selected peer companies or a market or other index.

              Other Awards.    The Committee may also grant other forms of equity-based or equity-related awards not described above. Such awards may provide for cash payments based in whole or in part on the value or future value of our common shares, for the acquisition or future acquisition of common shares, or any combination thereof.

              Dividend Equivalents.    Dividend equivalents will be awarded with respect to RSUs and Performance-Based RSUs in the event Bunge pays a regular cash dividend with respect to its common shares and will be paid in whole shares at the time the RSUs or the Performance-Based RSUs are settled.

              Amendment and Termination of the Plan.    The Board may amend, modify, suspend or terminate the Plan at any time, except as provided by applicable law or stock exchange rule that require shareholder approval for certain amendments. Notwithstanding the foregoing, no stock option may be repriced, regranted through cancellation or otherwise amended to reduce the applicable exercise price without the approval of Bunge's shareholders. No amendment or termination may adversely affect a participant's rights with respect to previously granted awards without his or her consent.

              Certain Restrictions.    No Award will be transferable other than by will or by the laws of descent and distribution or pursuant to a domestic relations order. However, the Committee may permit the transfer of an award for no consideration to a permitted transferee. During a participant's life time, an option or other award will be exercisable only by the participant or by a permitted transferee.

              Recapitalization or Reorganization; Adjustments.    In the event of any change in the number of outstanding shares of Company Common Stock or share price by reason of a stock split, reverse stock split, subdivision, bonus issue, stock dividend, recapitalization, reorganization, merger, amalgamation, consolidation, division, extraordinary dividend, split-up, spin-off, combination, exchange of shares, warrants or rights offering to purchase common shares at a price substantially below fair market value, or other similar corporate event affecting the common shares, the Board will make adjustments as it deems appropriate in order to preserve, but not increase, the benefits or potential benefits intended to be made available under the Plan. These adjustments include changing the number and type of shares to be issued under the Plan and outstanding awards; changing the per-participant limitations on awards and the grant, purchase or exercise price of outstanding awards; and changing the restriction on the total amount of RSUs, Performance-Based RSUs or other equity-based awards that may be granted.

              New Plan Benefits.    As discussed above, the grant of awards under the Plan is within the discretion of the Committee, and Bunge cannot determine the number of awards that will in the future be received by or allocated to any participant. It is not presently possible to determine the benefits or the amounts that will be granted to participants under the Plan in the future.

 U.S. Federal Income Tax Consequences

              The Plan permits stock options and other performance-based awards to be considered "qualified performance-based compensation" under Code Section 162(m). Code Section 162(m) limits the deductibility of compensation in excess of $1 million paid by a publicly traded corporation to certain "covered employees" unless it qualifies as qualified performance-based compensation.

              The following is a brief description of the federal income tax consequences generally arising with respect to certain awards that may be granted pursuant to the Plan based on the current tax laws. This discussion is intended for the information of shareholders considering how to vote at the Annual General Meeting and not as tax guidance to individuals who participate in the Plan.

              Non-qualified Stock Options.    The grant of a non-qualified stock option will not result in the recognition of taxable income by the participant or in a tax deduction to Bunge. Upon the exercise of a non-qualified option, a participant will recognize ordinary income in an amount equal to the excess of the fair market value of the option shares received at the time of exercise over the exercise price, and Bunge will be allowed a corresponding deduction at that time. Shares of common stock acquired upon exercise of a non-qualified stock option will be taxed to the participant as long-term or short-term capital gain or loss when the participant sells the shares.

              Incentive Stock Options.    A participant will not recognize income, and Bunge will not be allowed a tax deduction upon the grant or exercise of an incentive stock option. If a participant holds the option shares for at least two years after the date the incentive stock option was granted and one year after exercise, the difference between the exercise price and the amount realized upon the sale or disposition of the option shares will be long-term capital gain or loss, and Bunge will not be entitled to a tax deduction. If a participant sells the option shares or a disqualifying disposition occurs before the holding period ends, he or she will realize taxable ordinary income in an amount equal to the excess of the fair market value of the option shares at the time of exercise (or the sale price of the shares sold in the disqualifying disposition, if less) over the exercise price, and Bunge will be allowed a corresponding tax deduction at that time.

              Restricted Stock Units.    A participant will not recognize income, and Bunge will not be allowed a tax deduction, upon the grant of a RSU or when dividend equivalents are credited on his or her behalf. A participant will recognize ordinary income in an amount equal to the fair market value of the common shares delivered upon settlement of the RSUs. Bunge will generally be entitled to a corresponding tax deduction at that time. The participant's tax basis in the shares of common stock will equal the amount taxed as ordinary income, and upon a subsequent sale the participant will recognize long-term or short-term capital gain or loss.

              Performance-Based Restricted Stock Units.    A participant will not recognize income, and Bunge will not be allowed a tax deduction, upon the grant of a Performance-Based RSU. A participant will recognize ordinary income in an amount equal to the fair market value of the common shares delivered upon settlement of a Performance-Based RSU (including dividend equivalents credited on his or her behalf) and Bunge will be allowed a corresponding tax deduction at that time. Upon the sale of the shares of common stock held by the participant, any subsequent appreciation or depreciation in the value of the shares will be treated as short-term or long-term capital gain or loss.

RECOMMENDATION OF THE BOARD

              The Board of Directors has unanimously reapproved the performance goals for the Plan and approved the additional performance goals and recommends that you vote FOR the approval of the additional performance goals and the re-approval of the performance goals for the Plan.

EQUITY COMPENSATION PLAN INFORMATION

              The following table sets forth certain information, as of December 31, 2013, with respect to our equity compensation plans.

	(a)		(b)		(c)
Plan category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights		Weighted-Average Exercise Price Per Share of Outstanding Options, Warrants and Rights		Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a))
Equity compensation plans approved by shareholders(1)	6,488,307	(2)	$69.30	(3)	4,810,760	(4)
Equity compensation plans not approved by shareholders(5)	13,613	(6)	—	(7)	—	(8)

Total	6,501,920		$69.30		4,810,760

(1)
Includes our 2009 Equity Incentive Plan, Equity Incentive Plan, Non-Employee Directors' Equity Incentive Plan and 2007 Non-Employee Directors' Equity Incentive Plan.
(2)
Includes non-statutory stock options outstanding as to 4,999,768 common shares, performance-based restricted stock unit awards outstanding as to 1,282,600 common shares and 3,810 vested and deferred restricted stock units outstanding (including, for all restricted and deferred restricted stock unit awards outstanding, dividend equivalents payable in common shares) under our 2009 Equity Incentive Plan and Equity Incentive Plan. This number also includes non-statutory stock options outstanding as to 164,400 common shares under our Non-Employee Directors' Equity Incentive Plan, 37,078 unvested restricted stock units and 651 vested deferred restricted stock units (including, for all restricted and deferred restricted stock unit awards outstanding, dividend equivalents payable in common shares) outstanding under our 2007 Non-Employee Directors' Equity Incentive Plan. Dividend equivalent payments that are credited to each participant's account are paid in our common shares at the time an award is settled. Vested deferred restricted stock units are paid at the time the applicable deferral period lapses.
(3)
Calculated based on non-statutory stock options outstanding under our 2009 Equity Incentive Plan, Equity Incentive Plan and our Non-Employee Directors' Equity Incentive Plan. This number excludes outstanding time-based restricted stock unit and performance-based restricted stock unit awards under the 2009 Equity Incentive Plan and Equity Incentive Plan and restricted and deferred restricted stock unit awards under the 2007 Non-Employee Directors' Equity Incentive Plan.
(4)
Includes dividend equivalents payable in common shares. Shares available under our 2009 Equity Incentive Plan may be used for any type of award authorized under the plan. Awards under the plan may be in the form of statutory or non-statutory stock options, restricted stock units (including performance-based) or other awards that are based on the value of our common shares. Our 2009 Equity Incentive Plan provides that the maximum number of common shares issuable under the plan is 10,000,000, subject to adjustment in accordance with the terms of the plan. This number also includes shares available for future issuance under our 2007 Non-Employee Directors' Equity Incentive Plan. Our 2007 Non-Employee Directors' Equity Incentive Plan provides that the maximum number of common shares issuable under the plan may not exceed 600,000, subject to adjustment in accordance with the terms of the plan. No additional awards may be granted under the Equity Incentive Plan and the Non-Employee Directors' Equity Incentive Plan.
(5)
Includes our Non-Employee Directors' Deferred Compensation Plan.
(6)
Includes rights to acquire 13,613 common shares under our Non-Employee Directors' Deferred Compensation Plan pursuant to elections by our non-employee directors.
(7)
Not applicable.
(8)
Our Non-Employee Directors' Deferred Compensation Plan does not have an explicit share limit.

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS

Loans to Directors and Executive Officers

              We have no outstanding loans to any director. In addition, we are in compliance with the provisions of the Sarbanes-Oxley Act of 2002 prohibiting certain loans to directors and executive officers.

Transactions with Mutual Investment Limited and its Subsidiaries

              In 2001, we entered into an administrative services agreement with Mutual Investment Limited (MIL), our former parent company prior to our initial public offering, under which we provide corporate and administrative services to it, including financial, legal, tax, accounting, human resources administration, insurance, employee benefits plans administration, corporate communications and management information system services. MIL is a holding company which in recent years has disposed of most of its assets and currently has no significant operations. Directors de La Tour d'Auvergne Lauraguais, Coppinger and Engels are directors of MIL. Under the agreement with MIL, which has a quarterly term that is automatically renewable unless terminated by either party, MIL pays us for the services rendered on a quarterly basis based on our direct and indirect costs of providing the services. In 2013, MIL paid us approximately $119,000 under this agreement.

Other Relationships

              We purchase agricultural commodities and other products and services used in our operations in the normal course of business from many suppliers and sell agricultural commodities and fertilizer products to many customers, including, from time to time, companies that are affiliated with some of our non-management directors or their immediate family members. All of these transactions have been in the ordinary course of business and on arms' length business terms based on market prices. Such transactions are reviewed by the Board in connection with the annual assessment of director independence. In 2013, none of these transactions were significant, either individually or in the aggregate, to Bunge or our directors personally. Further, all such transactions fell below the thresholds set forth in the categorical standards for director independence set forth in this proxy statement.

Policy for the Review and Approval of Related Person Transactions

              Our Corporate Governance and Nominations Committee has adopted a written policy for the review and approval of related person transactions. The policy is designed to operate in conjunction with and as a supplement to the provisions of our Code of Ethics.

              Under the policy, our Legal Department will review all actual and proposed related person transactions presented to or identified by it and then present any transaction in which a related person is reasonably likely to have a direct or indirect material interest to the Corporate Governance and Nominations Committee for review and approval or ratification. In determining whether to approve or ratify a related person transaction, the Corporate Governance and Nominations Committee will consider all the available and relevant facts and circumstances, including, but not limited to, (a) whether the transaction was the product of fair dealing, (b) the terms of the transaction and whether similar terms would have been obtained from an arms' length transaction with a third party and (c) the availability of other sources for comparable products or services. The policy also identifies certain types of transactions that our Board has identified as not involving a direct or indirect material interest and are, therefore, not considered related person transactions for purposes of the policy.

              The policy requires that our Legal Department implement certain procedures for the purpose of obtaining information with respect to related person transactions. These procedures include, among other things, (a) informing, on a periodic basis, our directors, executive officers and nominees for director or executive officer of the requirement for directors and executive officers to present possible related person transactions to the Legal Department for review, (b) reviewing questionnaires completed by directors, executive officers and nominees for director and executive officer designed to elicit information about possible related person transactions, (c) developing a list of related persons to assist in identifying related person transactions and (d) reviewing information gathered from the books and records of Bunge Limited and its operating subsidiaries to identify possible related person transactions.

For purposes of the policy, the terms "related person" and "transaction" have the meaning contained in Item 404 of Regulation S-K.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

              Bunge is subject to the SEC reporting requirements applicable to U.S. domestic public companies, and its executive officers, directors and certain persons who own 10 percent or more of its common shares are obligated by Section 16(a) of the Exchange Act to file reports of their ownership of Bunge's common shares with the SEC and to furnish Bunge with copies of the reports.

              Based solely upon a review of copies of reports filed pursuant to Section 16(a) of the Exchange Act, or written representations from persons required to file such reports, we believe that all filings required to be made were timely made in accordance with the requirements of the Exchange Act, except that, (i) due to an administrative error, Ms. Roebuck filed a late Form 4 on June 5, 2013, reflecting 2,000 restricted stock units that were awarded to her on March 5, 2013, and (ii) Mr. Weisser filed an amended Form 4 on March 8, 2013, reflecting an additional 597 restricted stock units that were awarded to him on March 5, 2013 and were inadvertently omitted from the original Form 4 filed on March 6, 2013.

SHAREHOLDER PROPOSALS FOR THE 2015 ANNUAL GENERAL MEETING OF SHAREHOLDERS

              To be considered for inclusion in Bunge's proxy statement for the Company's Annual General Meeting of Shareholders in 2015 (the "2015 Annual General Meeting"), presently anticipated to be held on May 22, 2015, shareholder proposals must be received by Bunge no later than December 12, 2014. In order to be included in Bunge sponsored proxy materials, shareholder proposals will need to comply with the SEC's Rule 14a-8. If you do not comply with Rule 14a-8, we will not be required to include the proposal in the proxy statement and the proxy card we will mail to our shareholders. Shareholder proposals should be sent to Bunge's Secretary at Bunge Limited, 50 Main Street, White Plains, New York 10606, U.S.A., Attention: Secretary.

              Shareholders may also make proposals that are not intended to be included in Bunge's proxy statement for the 2015 Annual General Meeting pursuant to our bye-laws. Nomination of candidates for election to the Board or other business may be proposed to be brought before the 2015 Annual General Meeting by any person who is a registered shareholder on the date of the giving of the notice of such proposals and on the record date for the determination of shareholders entitled to receive notice of and vote at the 2015 Annual General Meeting. Notice must be given in writing and in proper form in accordance with our bye-laws to the Secretary of Bunge at Bunge's registered office at Bunge Limited, Clarendon House, 2 Church Street, Hamilton HM 11, Bermuda, with a copy to us at 50 Main Street, White Plains, New York 10606, U.S.A., Attention: Secretary, not later than December 12, 2014.

              In addition, shareholders may submit proposals on matters appropriate for shareholder action at the Annual General Meeting of Shareholders in accordance with Sections 79 and 80 of the Companies Act 1981 of Bermuda. To properly submit such a proposal, either at least 100 shareholders or any number of shareholders who represent at least 5% of the total voting rights of our voting shares must notify us in writing of their intent to submit a proposal. In accordance with Bermuda law, any such shareholder proposal to be voted on at the Annual General Meeting and at future annual general meetings must be received by us no later than six weeks prior to the annual general meeting date.

Please deliver any such proposal to Bunge Limited, Clarendon House, 2 Church Street, Hamilton HM 11, Bermuda, Attention: Secretary, with a copy to us at 50 Main Street, White Plains, New York 10606, U.S.A., Attention: Secretary.

DIRECTIONS TO ANNUAL GENERAL MEETING

              The Annual General Meeting will be held at 10:00 a.m., Eastern Time, on May 23, 2014 at the Sofitel Hotel, 45 West 44th Street, New York City. The telephone number is (212) 354-8844 and the fax number is (212) 354-2480.

UNITED STATES SECURITIES AND EXCHANGE COMMISSION REPORTS

              A copy of our 2013 Annual Report, which includes our Annual Report on Form 10-K for the fiscal year ended December 31, 2013, as filed with the SEC, is enclosed with these proxy materials. Our Annual Report on Form 10-K is also available to shareholders free of charge on our website at www.bunge.com under the captions "Investors—SEC Filings" or by writing to us at 50 Main Street, White Plains, New York 10606, U.S.A., Attention: Investor Relations.

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS

              Important Notice Regarding the Availability of Proxy Materials for the Annual General Meeting to be held on May 23, 2014.

              Bunge Limited's 2014 Proxy Statement is available at www.bunge.com/2014proxy.pdf and our 2013 Annual Report is available at www.bunge.com/2013AR.pdf.

OTHER MATTERS

              We know of no other business that will be brought before the Annual General Meeting. If any other matter or any proposal should be properly presented and should properly come before the meeting for action, the persons named in the accompanying proxy will vote upon such proposal at their discretion and in accordance with their best judgment.

              By order of the Board of Directors.

Frank R. Jimenez Secretary

April 11, 2014

APPENDIX A — CORPORATE GOVERNANCE GUIDELINES

              The Board has adopted these guidelines to reflect the Company's commitment to good corporate governance and to comply with New York Stock Exchange rules and other legal requirements. In furtherance of these goals, the Board has also adopted a Code of Ethics, policies and procedures on securities trading compliance and written charters for each of its Board committees. The Corporate Governance and Nominations Committee will periodically review these guidelines and propose modifications to the Board for consideration as appropriate.

I.            Director Responsibilities

              A.        Basic Responsibilities

              The business affairs of the Company are managed under the direction of the Board, which represents and is accountable to the shareholders of the Company. The Board's responsibilities include regularly evaluating the strategic direction of the Company, management's policies and the effectiveness with which management implements its policies and overseeing compliance with legal and regulatory requirements.

              The basic responsibility of the directors is to act honestly and in good faith with a view to the best interests of the Company and to exercise the care, diligence and skill that a reasonably prudent person would exercise in comparable circumstances. In discharging that obligation, the directors should inform themselves of all relevant information reasonably available to them. In forming their judgment, directors are entitled to rely in good faith on the accuracy of the records of the corporation and the information, opinions, reports or statements presented to them by the Company's officers, employees, Board committees, outside advisors and auditors, but the final decision must be made by the directors themselves.

              B.        Chairman of the Board

              The Board will appoint the Chairman and Deputy Chairman of the Board, each of whom can be an employee of the Company or its subsidiaries.

              The Board may determine to separate or combine the positions of Chairman of the Board and Chief Executive Officer based on what it deems to be in the best interest of the Company at any given point in time.

              The Chairman will chair all regular sessions of the Board as provided in the Company's Bye-laws.

              C.        Lead Independent Director

              If the Chairman of the Board and Chief Executive Officer are the same person, or in such other circumstances as the Board considers advisable, the non-management directors will annually elect an independent director to serve in a lead capacity. Although annually elected, the Lead Independent Director is generally expected to serve for more than one year. The Lead Independent Director shall also serve as Deputy Chairman for so long as such position is mandated in the Company's Bye-laws.

              The specific responsibilities of the Lead Independent Director are as follows. Additionally, the Lead Independent Director may have such other duties and responsibilities as the Board may determine from time to time.

    •
    Preside at all meetings of the Board at which the Chairman is not present, including executive sessions of the non-management directors.

    •
    Has the authority to call meetings of the non-management directors.

    •
    Facilitate communication between the non-management directors and the Chairman.

    •
    Review and advise the Chairman with respect to the agenda and schedule for meetings of the Board.

              D.        Board and Committee Meetings; Attendance at Shareholder Meetings

              Directors are expected to prepare for and use reasonable efforts to participate in all Board meetings and meetings of committees on which they serve. The Board and each committee will meet as frequently as necessary to properly discharge their responsibilities, provided that the Board shall meet at least five times per year.

              Each director is free to suggest the inclusion of items on the agenda for the Board meeting and each committee meeting, but it is the Chairman of the Board (with input from the Lead Independent Director, if applicable, and the Chief Executive Officer, as appropriate) and the Chair of each committee who will set the final agenda for any meeting. The final agenda of the Board and each committee meeting will be circulated to all Board members prior to the meetings. The Chairman of the Board shall receive copies of all committee notices, agendas and minutes at the same time, and in the same manner, as the members of each committee.

              Information and data that are important to the Board's understanding of the business to be conducted at a Board or committee meeting should, to the extent practicable, be distributed in writing to the directors sufficiently in advance of the meeting to permit meaningful review, and directors are expected to review the provided materials in advance of each meeting.

              In addition, it is the policy of the Board that the directors attend the Annual General Meeting of the Company's shareholders.

              E.        Meetings of Non-Management Directors

              The non-management directors shall meet without management directors at regularly scheduled executive sessions and at such other times as they deem appropriate. In the event the Chairman of the Board is not an independent director, the Lead Independent Director will preside at these meetings.

              F.        Communications with Directors

              To facilitate the ability of interested persons to communicate with and make their concerns known to the non-management directors and of shareholders to communicate with the Board, the Board has established a physical mailing address to which such communications may be sent. This address will be disclosed on the Company's website.

              G.        Board Interaction with Institutional Investors, Research Analysts and Media

              As a general rule, management will speak on behalf of the Company. Comments and other statements from the entire Board, if appropriate, will generally be made by the Chief Executive Officer and/or Chairman, as appropriate. It is suggested that, in normal circumstances, each director refer all inquiries from third parties to management.

              H.        Conflicts of Interest

              Prior to any Board discussion or decision related to any matter that potentially affects a director's personal, business or professional interests, that director should (i) disclose the existence of the potential conflict of interest to the Chairman of the Corporate Governance and Nominations Committee, or to the Chairman of the Board or Lead Independent Director, as applicable, if the Chairman of the Corporate Governance and Nominations Committee has the potential conflict, and (ii) recuse himself or herself from any Board or Committee discussion or vote related to the matter. A director may be required to tender his or her resignation in the event there is a substantial conflict of interest between the director and the Company and such conflict cannot be resolved to the satisfaction of the Board.

II.          Composition and Selection of the Board

              A.        Size and Composition of the Board

              The number of directors that constitutes the Board shall be fixed from time to time pursuant to the requirements of the Company's Bye-laws. The Board will assess its size from time to time to determine whether it continues to be appropriate.

              B.        Board Membership Criteria

              It is the policy of the Board that the Board at all times reflect the following criteria:

    •
    Each director will at all times exhibit high standards of ethics, integrity, commitment and accountability and should be committed to promoting the long-term interests of the Company's shareholders.

    •
    The Board will encompass a range of talent, skill and relevant expertise sufficient to provide sound guidance with respect to the Company's operations and interests.

    •
    The Corporate Governance and Nominations Committee will recommend director nominees to the Board in accordance with the policies and principles in its Charter and in these Guidelines. The invitation to stand for election to the Board shall be extended by the Chairman of the Board on behalf of the Board.

              C.        Independence of Directors

              The Board will have a substantial majority of directors who meet the requirements for independence required by the New York Stock Exchange for listed U.S. companies.

              Whether directors are independent will be reviewed annually in connection with the preparation of the Company's proxy statement. The Corporate Governance and Nominations Committee as well as the Board will review commercial and other relationships between directors and the Company to make a determination regarding the independence of each of the directors, but the final independence determination will be made by the Board after due deliberation. The Board has established categorical standards to assist it in making such determinations. Such standards are set forth in Annex A hereto. Each independent director is expected to notify the Chair of the Corporate Governance and Nominations Committee, as soon as reasonably practicable, if his or her personal circumstances change in a manner that may affect the Board's evaluation of such director's independence.

              D.        Membership on Other Boards, Interests in Competitors

              Directors must inform the Chairman of the Board and the Chair of the Corporate Governance and Nominations Committee in advance of accepting an invitation to serve on another public company board.

              No director may sit on the board of, or beneficially own more than 1% of the outstanding equity securities of (other than through mutual funds or similar non-discretionary, undirected arrangements), any of the Company's competitors in its principal lines of business.

              E.        Sale and Purchase of Company Securities

              Directors must comply with the terms of the Company's Policies Regarding Pre-Clearance of Securities Trades and Use of Derivative Securities and the Company's Corporate Policy and Procedure on Insider Trading in connection with any proposed transaction in Company securities.

              F.        Changes in Current Job Responsibility

              Directors, including employee directors, who retire from the job or the principal responsibility they held when they were selected for the Board or who accept employment with any of the Company's competitors in its principal lines of business shall submit their resignation from the Board to the Corporate Governance and Nominations Committee who may choose (1) to accept such resignation or (2) to submit such resignation for consideration by the Board, with any decision by the Board requiring a two-thirds super-majority vote.

              G.        Term Limits and Mandatory Retirement

              The Board has not established any term limits to an individual's membership on the Board. No director having attained the age of 70 shall be nominated for re-election or re-appointment to the Board.

III.         Board Committees

              A.        Composition and Responsibilities

              The Board will have at all times an Audit Committee, a Compensation Committee, a Corporate Governance and Nominations Committee, a Finance and Risk Policy Committee and any other committee the Board deems appropriate. All of the members of the committees will meet the criteria for independence set forth above and will be appointed by the Board. The Board will also appoint the Chair of each committee.

              The Board will annually review committee assignments and will consider the rotation of committee chairs and members with a view toward balancing the benefits derived from continuity against the benefits derived from the diversity of experience and viewpoints of the various directors.

              B.        Charters

              The Board has adopted written charters setting forth the purposes, goals and responsibilities of each of the Audit Committee, the Compensation Committee, the Corporate Governance and Nominations Committee and the Finance and Risk Policy Committee, and will adopt such charters for any other committees that the Board deems appropriate. Each committee charter will also address qualifications for committee membership, procedures for committee member appointment and removal, committee structure and operations and committee reporting to the Board.

IV.          Director Access to Officers, Employees and Independent Advisors

              A.        Access to Management and Employees

              Directors will have full and unrestricted access to officers and employees of the Company at reasonable times and with reasonable notice and in a manner that will not unreasonably affect the performance by these officers or employees of their duties and responsibilities and that will not undermine management's oversight responsibility.

              B.        Access to Independent Advisors

              The Board and each committee have the power to hire legal, financial or other advisors, as they may deem necessary, as set forth in each committee's charter. Each committee that hires a legal, financial or other advisor shall promptly notify the Board of such hiring. The Company will provide sufficient funding to the Board and to each committee, as determined by the Board and each of its committees, to exercise their functions and provide compensation for the services of their advisors and, in the case of the Audit Committee, independent auditors.

V.            Director Orientation and Continuing Education

              All new directors will receive these Corporate Governance Guidelines and will participate in the Company's orientation initiatives as soon as practicable after the annual meeting at which new directors are elected. The initiatives will include presentations by senior management and outside advisors as appropriate to familiarize new directors with the Company's business, its strategic plans, its significant financial, accounting and risk management issues and its compliance programs as well as their fiduciary duties and responsibilities as directors. All other directors are also invited to attend orientation initiatives.

              The Corporate Governance and Nominations Committee and members of senior management of the Company as well as appropriate outside advisors will periodically report to the Board on any significant developments in the law and practice of corporate governance and other matters relating to the duties and responsibilities of directors in general.

VI.         Director Compensation

              The Compensation Committee will annually review and recommend, and the Board will approve, the form and amount of director compensation. It is the Company's policy that a significant portion of director compensation be in the form of Company shares or equity-based awards. The Board will consider that directors' independence may be jeopardized if director compensation and perquisites exceed customary levels, if the Company makes substantial charitable contributions to organizations with which a director is affiliated, or if the Company enters into consulting contracts with (or provides other indirect forms of compensation to) a director or an organization with which the director is affiliated.

              The Board believes that director stock ownership helps to align the interests of directors with those of the Company's shareholders. Within five years of May 27, 2005 (or for new directors within five years of becoming a director), each non-employee director is expected to own common shares of the Company (including restricted stock units under the Company's deferred compensation plan for non-employee directors and 50% of the value of vested, in-the-money stock options) having a market value of at least five times the annual retainer fee paid by the Company to its non-employee directors.

VII.        Chief Executive Officer Evaluation and Management Succession

              The Compensation Committee shall review and approve corporate goals and objectives relevant to the compensation of the Chief Executive Officer, evaluate the Chief Executive Officer's performance in light of those goals and objectives and set the Chief Executive Officer's compensation level based on this evaluation, in each case after obtaining the views of the other Board members and after reviewing its evaluation with the Board. The Compensation Committee will inform the Board of its decisions with respect to the compensation of the Chief Executive Officer and the direct reports to the Chief Executive Officer.

              The Board will review at least annually succession planning for the Chief Executive Officer. The Board will work with the Compensation Committee and the Corporate Governance and Nominations Committee to evaluate and, as necessary, nominate successors to the Chief Executive Officer. The Chief Executive Officer should at all times make available his or her recommendations and evaluations of potential successors to his or her own and other senior management positions, including in the event of an unexpected emergency, along with a review of any development plans recommended for such individuals.

VIII.      Annual Performance Evaluation

              The Corporate Governance and Nominations Committee, on behalf of the Board, will conduct an annual evaluation of the Board to determine whether it is functioning effectively. The Corporate Governance and Nominations Committee will also establish criteria for the annual self evaluations of each committee. The Board and committee assessments will focus on the contribution to the Company by the Board and each committee, and will specifically focus on areas in which a better contribution could be made. The final Board and committee evaluations will be discussed with the Board following their completion.

IX.         Director Insurance, Indemnification and Exculpation

              The Company intends to, and the directors shall be entitled to have the Company, purchase reasonable directors' and officers' liability insurance on behalf of the directors to the extent reasonably available and in amounts to be approved by the Board. In addition, the directors will receive the benefits of indemnification provided by the Company's Memorandum of Association and Bye-laws.

Annex A

CATEGORICAL STANDARDS OF DIRECTOR INDEPENDENCE

              In order to qualify as independent, the Board must determine that a director has no material relationship with Bunge.

              (1)           A director will not be independent if:

  •
  the director was employed by Bunge or an immediate family member of the director was an executive officer of Bunge within the preceding three years,

  •
  (i) the director is a current partner or employee of a firm that is Bunge's external auditor; (ii) the director has an immediate family member who is a current partner of such firm; (iii) the director has an immediate family member who is a current employee of such firm and personally works on Bunge's audit; or (iv) the director or the director's immediate family member was within the last three years (but is no longer) a partner or employee of such a firm and personally worked on Bunge's audit within that time,

  •
  a present executive officer of Bunge serves or served on the compensation committee of the Board of directors of a company which employed the director or which employed an immediate family member of the director as an executive officer within the preceding three years,

  •
  the director or the director's immediate family member received, during any 12-month period within the preceding three years, more than $120,000 per year in direct compensation from Bunge other than director and committee fees and pension or other forms of deferred compensation for prior service, provided that such compensation is not contingent on continued service, or

  •
  the director is a current employee, or the director's immediate family member is a current executive officer, of another company and the other company made payments to, or received payments from, Bunge for property or services in an amount which, in any of the last three fiscal years, exceeded the greater of $1,000,000 or 2% of such other company's consolidated gross revenues.

              (2)           In addition, in order to assist it in determining what constitutes a material relationship, the Board has adopted the following categorical standards for relationships that, subject to paragraph (1) above, will not be deemed to impair a director's independence:

  •
  the director or the director's immediate family member is a director or executive officer of, or employed by, another company that sells to or purchases from Bunge agricultural commodity, fertilizer or other products or services in the ordinary course of business, provided that such transactions are on arm's length terms,

  •
  the director or the director's immediate family member holds a beneficial interest in an enterprise which sells to or purchases from Bunge agricultural commodity, fertilizer or other products or services in the ordinary course of business, provided that such transactions are on arm's length terms,

  •
  the director or the director's immediate family member serves as an officer, director or trustee of a charitable, educational or other not-for-profit organization, and Bunge's donations to the organization or commercial relationships with the organization, as the case may be, are less than the greater of $1 million or 2% of that organization's annual gross revenues, and

  •
  transactions or relationships that ended prior to the beginning of Bunge's most recently completed three-year fiscal period.

              For purposes of these standards, immediate family members include a director's spouse, parents, children, siblings, mothers- and fathers-in-law, sons- and daughters-in-law, brothers- and sisters-in-law, and anyone (other than domestic employees) who shares the director's home. However, when applying the three-year look back provisions in the categories set forth above, individuals who are no longer immediate family members as a result of legal separation or divorce or those who have died or become incapacitated are not included.

              For relationships not covered by the foregoing standards, the determination of whether the relationship is material or not, and therefore whether the director would be independent or not, shall be made by the directors who satisfy the above independence standards. The Board's determination of each director's independence will be disclosed annually in Bunge's proxy statement.

APPENDIX B — THE BUNGE LIMITED 2009 EQUITY COMPENSATION PLAN

2009 EQUITY INCENTIVE PLAN

              Bunge Limited ("Bunge") hereby establishes an equity compensation plan to be known as the 2009 Bunge Limited Equity Incentive Plan (the "Plan"). The Plan shall become effective on the date it is approved by the shareholders of Bunge. Capitalized terms that are not otherwise defined in the text of this Plan are defined in Section 2 below.

              Upon the Effective Date, no further Awards will be granted under the Prior Plan.

1.           Purposes

              The purposes of the Plan are to attract, retain and motivate key employees, consultants and independent contractors of the Company; to compensate them for their contributions to the growth and profits of the Company; to encourage ownership by them of Common Stock in order to align key employee, consultant and independent contractor interests with shareholder interests; and to link the compensation of key employees, consultants and independent contractors to the overall performance of the Company in order to promote cooperation among the Company's diverse areas of business.

2.           Definitions

              For purposes of the Plan, the following terms shall be defined as follows:

              "Administrator" means the individual or individuals to whom the Committee delegates authority under the Plan in accordance with Section 3(d).

              "Applicable Law" means any and all applicable laws, rules, regulations and other legal requirements, including, as applicable, Section 16(b) of the Exchange Act, Section 162(m) and Section 409A and the listing standards of the New York Stock Exchange.

              "Award" means an award made pursuant to the terms of the Plan to an Eligible Individual in the form of Stock Options, Restricted Stock Units, Performance-Based Restricted Stock Units or Other Awards.

              "Award Agreement" means a written document approved in accordance with Section 3 which sets forth the terms and conditions of an Award to a Participant. An Award Agreement may be in the form of (i) an agreement between the Company and a Participant which is executed by an officer on behalf of the Company and is signed by the Participant or (ii) a certificate issued by the Company which is executed by an officer on behalf of the Company but does not require the signature of the Participant.

              "Board" means the Board of Directors of Bunge.

              "Bunge" means Bunge Limited, a company incorporated under the laws of Bermuda, and any successor thereto.

              "Cause" means the termination of a Participant's employment or service with the Company as a consequence of:

              (i)            the willful and continued failure or refusal of the Participant to substantially perform the duties required of him or her as an employee, consultant or independent contractor of the Company;

              (ii)           any willful and material violation by the Participant of any law or regulation applicable to any business of the Company, or the Participant's conviction of, or a plea of nolo contendere to, a felony, or any willful perpetration by the Participant of a common law fraud; or

              (iii)          any other willful misconduct by the Participant that is materially injurious to the financial condition or business reputation of, or is otherwise materially injurious to, the Company.

              "Code" means the Internal Revenue Code of 1986, as amended, and the applicable rulings and regulations promulgated thereunder.

              "Committee" means the Compensation Committee of the Board, any successor committee thereto or any other committee appointed from time to time by the Board to administer the Plan. Each individual who is a member of the Committee shall qualify as an "outside director" within the meaning of Section 162(m) of the Code and shall serve at the pleasure of the Board.

              "Common Stock" means the common shares of Bunge, par value $.01 per share, and such other securities as may become the subject of Awards pursuant to Section 13(b).

              "Company" means, individually and collectively, Bunge and its Subsidiaries and any successors thereto.

              "Deferral Election" has the meaning set forth in Section 7(c).

              "Deferral Election Form" means a document in a form approved by the Committee, pursuant to which a Participant may elect to make a Deferral Election.

              "Deferral Value" means, with respect to an Award of Restricted Stock Units, (x) the Fair Market Value of a Share on the Vesting Date multiplied by (y) the number of Shares underlying the portion of such Award of Restricted Stock Units that the Participant has elected to defer, with the product subject to reduction for any applicable withholding taxes.

              "Disability" means, with respect to any Award other than an Incentive Stock Option, long-term disability, as defined under Bunge's long-term disability insurance plan or such other applicable plan, as the Committee, in its sole discretion, may determine. With respect to any Incentive Stock Option, Disability means permanent and total disability within the meaning of Section 22(e)(3) of the Code.

              "Effective Date" has the meaning set forth in Section 4.

              "Eligible Individuals" means the individuals described in Section 6 who are eligible for Awards under the Plan.

              "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the applicable rules and regulations promulgated thereunder.

              "Fair Market Value" of a share of Common Stock as of any date means:

              (i)            if the Common Stock is listed on an established stock exchange or exchanges (including for this purpose, the NASDAQ National Market), (a) the average of the highest and lowest sale prices of the stock quoted for such date as reported in the Transactions Index of each such exchange, as published in The Wall Street Journal and determined by the Committee, or, if no sale price was quoted in any such Index for such date, then as of the next preceding date on which such a sale price was quoted or (b) the value of a share of Common Stock based upon such other averaging method that the Committee, in its sole discretion, shall determine;

              (ii)           if the Common Stock is not then listed on an exchange or the NASDAQ National Market, (a) the average of the closing bid and asked prices per share for the stock in the over-the-counter market as quoted on The NASDAQ Small Cap or OTC Electronic Bulletin Board, as appropriate, on such date or (b) the value of a share of Common Stock based upon such other averaging method that the Committee, in its sole discretion, shall determine; or

              (iii)          if the Common Stock is not then listed on an exchange or quoted in the over-the-counter market, an amount determined in good faith by the Committee; provided, however, that when appropriate, the Committee, in determining Fair Market Value of the Common Stock, may take into account such factors as it may deem appropriate under the circumstances.

              Notwithstanding the foregoing, the Fair Market Value of Common Stock for purposes of grants of Incentive Stock Options shall be determined in compliance with applicable provisions of the Code.

              "Incentive Stock Option" means a Stock Option that is an "incentive stock option" within the meaning of Section 422 of the Code and designated by the Committee as an Incentive Stock Option in an Award Agreement.

              "Nonqualified Stock Option" means a Stock Option that is not an Incentive Stock Option.

              "Option Term" has the meaning set forth in Section 8(e).

              "Other Award" means any form of Award other than a Stock Option or Restricted Stock Units authorized under Section 11 of the Plan.

              "Participant" means an Eligible Individual to whom an Award has been granted under the Plan.

              "Performance-Based Restricted Stock Units" mean Restricted Stock Units with respect to which the vesting is linked to the satisfaction of performance criteria.

              "Performance Goal" means the financial and non-financial performance measures established by the Committee, from among the performance measures provided on Schedule A hereto, and set forth in the applicable Award Agreement.

              "Performance Period" means the period established by the Committee and set forth in the applicable Award Agreement over which the Performance Goals are measured.

              "Permitted Transferee" has the meaning set forth in Section 12(a).

              "Person" means any person, entity or "group" within the meaning of Section 13(d)(3) or Section 14(d)(2) of the Exchange Act, except that such term shall not include (i) Bunge International Limited, (ii) the Company, (iii) a trustee or other fiduciary holding securities under an employee benefit plan of the Company, (iv) an underwriter temporarily holding securities pursuant to an offering of such securities, or (v) an entity owned, directly or indirectly, by the shareholders of Bunge in substantially the same proportions as their ownership of stock of Bunge.

              "Plan Limit" means the maximum aggregate number of Shares that may be issued for all purposes under the Plan as set forth in Section 5(a).

              "Prior Plan" means the Bunge Limited Equity Incentive Plan, as amended.

              "Restricted Stock Units" mean an Award to receive a specified number of Shares, or the value thereof, upon the completion of the applicable vesting period, subject to the terms and conditions as set forth in Sections 9 and 10 hereof and in the applicable Award Agreement.

              "Retirement" means the termination of a Participant's employment with the Company after such Participant's 65th birthday and in accordance with the applicable retirement policies of the Company with which the Participant was employed.

              "Section 409A" means Section 409A of the Code and any rulings and regulations promulgated thereunder.

              "Section 162(m) Award" means an Award that is intended to be "qualified performance-based compensation" within the meaning of Section 162(m) of the Code.

              "Separation Date" means the date of a Participant's termination of employment or service with the Company or such later date as constitutes the Participant's "separation from service," as determined under the default rules set forth in Treasury Regulation §1.409A-1(h) or any successor regulation thereto; provided, however, for the purposes of determining which entity is a service recipient or employer, "at least 20 percent" is substituted for "at least 80 percent" in each place it appears in Treasury Regulation §1.414(c)-2.

              "Shares" means shares comprising the Common Stock, as may be adjusted pursuant to Section 13(b).

              "Stock Option" means an Award to purchase Shares granted to an Eligible Individual pursuant to Section 7(d) hereof, which Award may be either an Incentive Stock Option or a Nonqualified Stock Option.

              "Subsidiary" means (i) a corporation or other entity with respect to which Bunge, directly or indirectly, has the power, whether through the ownership of voting securities, by contract or otherwise, to elect at least a majority of the members of such corporation's board of directors or analogous governing body or (ii) any other corporation or other entity in which Bunge, directly or indirectly, has an equity or similar interest; provided, however, that for purposes of any Award of Incentive Stock Options, a Subsidiary shall be defined as any corporation as to which Bunge, directly or indirectly through an unbroken chain of corporations, owns more than 50% of the total combined voting power of all classes of stock issued by such corporation.

              "Vesting Date" means the date with respect to which any Award or portion of an Award becomes vested and nonforfeitable.

3.           Administration of the Plan

              (a)            Power and Authority of the Committee.    The Plan shall be administered by the Committee, which shall have full power and authority, subject to the express provisions hereof:

              (i)            to select Participants from the Eligible Individuals;

              (ii)           to grant Awards in accordance with the Plan and to issue, allot and purchase Shares;

              (iii)          to determine the number of shares of Common Stock subject to each Award or the cash amount payable in connection with an Award;

              (iv)          to determine the terms and conditions of each Award, including, without limitation, those related to term, permissible methods of exercise, vesting, cancellation, payment, settlement, exercisability, performance periods, Performance Goals, and the effect, if any, of a Participant's termination of employment with the Company or any of its Subsidiaries or, if applicable, a change of control of the Company;

              (v)           to specify and approve the provisions of the Award Agreements delivered to Participants in connection with their Awards;

              (vi)          to construe and interpret any Award Agreement delivered under the Plan;

              (vii)         to adopt, amend, prescribe, waive and rescind administrative regulations, rules and procedures relating to the Plan;

              (viii)        to vary the terms of Awards to take account of tax, securities law and other regulatory requirements of foreign jurisdictions or to procure favorable tax treatment for Participants;

              (ix)          subject to the provisions of the Plan and subject to such additional limitations and restrictions as the Committee may impose, to delegate to one or more officers of the Company some or all of its authority under the Plan;

              (x)           to employ such legal counsel, independent auditors and consultants as it deems desirable for the administration of the Plan and to rely upon any advice, opinion or computation received therefrom;

               (xi)          to correct any defects, supply any omission or reconcile any inconsistency in any Award Agreement or the Plan; and

               (xii)         to make all other determinations (including factual and legal determinations) and to formulate such procedures as may be necessary or advisable for the administration of the Plan.

              (b)            Plan Construction and Interpretation.    The Committee shall have full power and authority, subject to the express provisions hereof, to construe and interpret the Plan.

              (c)            Determinations of Committee Final and Binding.    All determinations by the Committee in carrying out and administering the Plan and in construing and interpreting the Plan shall be final, binding and conclusive for all purposes and upon all persons.

              (d)            Delegation of Authority.    The Committee may, but need not, from time to time delegate some or all of its authority under the Plan to an Administrator consisting of one or more members of the Committee or of one or more officers of the Company; provided, however, that no such delegation of authority shall be permitted with respect to the ability to make Awards to any Eligible Individual who is subject to Section 16(a) of the Exchange Act. Any delegation hereunder shall be subject to the restrictions and limits that the Committee specifies at the time of such delegation or thereafter. Nothing in the Plan shall be construed as obligating the Committee to delegate authority to an Administrator, and the Committee may at any time rescind the authority delegated to an Administrator appointed hereunder or appoint a new Administrator. At all times, the Administrator appointed under this Section 3(d) shall serve in such capacity at the pleasure of the Committee. Any action undertaken by the Administrator in accordance with the Committee's delegation of authority shall have the same force and effect as if undertaken directly by the Committee, and any reference in the Plan to the Committee shall, to the extent consistent with the terms and limitations of such delegation, be deemed to include a reference to the Administrator.

              (e)            Liability of Committee.    No member of the Committee, the Board or officer of Bunge to whom authority was delegated in accordance with Section 3(d) shall be liable for any action or determination made in good faith, and the members of the Committee, the Board or an officer of Bunge to whom authority was delegated in accordance with Section 3(d) shall be entitled to indemnification and reimbursement in the manner provided in Bunge's bye-laws as they may be amended from time to time. In the performance of their responsibilities with respect to the Plan, such individuals shall be entitled to rely upon information and advice furnished by the Company's officers, the Company's accountants, the Company's counsel and any other party deemed necessary, and no such individual shall be liable for any action taken or not taken in reliance upon any such advice. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such individuals may be entitled, or any power that the Company may have to indemnify them or hold them harmless.

              (f)            Action by the Board.    Anything in the Plan to the contrary notwithstanding, any authority or responsibility, which, under the terms of the Plan, may be exercised by the Committee may alternatively be exercised by the Board.

4.           Effective Date and Term

              The Plan was adopted by the Board on March 13, 2009 and shall be effective on the date on which the Plan is approved by the shareholders of Bunge (the "Effective Date"). In no event shall any Awards be made under the Plan after the tenth anniversary of the date of shareholder approval.

5.           Shares of Common Stock Subject to the Plan

              (a)            General.    Subject to adjustment as provided in Section 13 hereof, the maximum aggregate number of shares of Common Stock that may be issued for all purposes under the Plan (the

"Plan Limit") shall be 10,000,000 Shares. Shares available under this Plan may be (i) authorized but unissued Shares, (ii) treasury Shares (if applicable), (iii) Shares purchased on the open market or by private purchase or (iv) any combination thereof. The number of Shares subject to any Award of Performance-Based Restricted Stock Units that, upon vesting, the Participant becomes entitled to receive in the form of cash instead of Shares will be considered available for future Awards under the Plan at the time the number of such Shares is determinable. In addition, as of the date of any Deferral Election by a Participant under Section 7(c) below, the number of Shares underlying the corresponding Award, or any portion thereof, subject to such Deferral Election will be considered available for future Awards under the Plan as long as the corresponding Deferral Value of such Award is settled at the end of the applicable deferral period by a cash payment to the Participant.

              (b)            Rules Applicable to Determining Shares Available for Issuance.    The number of Shares remaining available for issuance shall be reduced by the number of Shares subject to outstanding Awards and, for Awards that are not denominated by Shares, by the number of Shares the participant becomes entitled to receive upon settlement or payment of the Award. For purposes of determining the number of shares of Common Stock that remain available for issuance, the following Shares shall be added back to the Plan Limit and again be available for granting Awards:

              (i)            The number of Shares subject to Awards that expire unexercised, are forfeited or if an Award otherwise terminates without delivery of Shares or other consideration; and

              (ii)           The number of Shares underlying an Award, or any portion thereof, subject to a Deferral Election as long as the corresponding Deferral Value of such Award is settled at the end of the applicable deferral period by a cash payment to the Participant.

              The following Shares may not again be made available for granting Awards under the Plan: (i) Shares not issued or delivered as a result of the net settlement of an outstanding Award, (ii) Shares used to pay the exercise price or withholding taxes related to an outstanding Award, or (iii) Shares repurchased on the open market with the proceeds of a Stock Option exercise. Notwithstanding the foregoing, any Shares that are delivered by the Company, and any Awards that are granted by, or become obligations of, the Company through the assumption by the Company or an affiliate of, or in substitution for, outstanding awards previously granted by an acquired company, shall not be counted against the Shares available for granting Awards under this Plan.

              (c)            Special Limits.    Notwithstanding anything to the contrary in Section 5(a) above, but subject to adjustment under Section 13, the following special limits shall apply to Shares available for Awards under the Plan.

              (i)            The maximum number of Shares that may be granted pursuant to Stock Option Awards to any Eligible Individual in any calendar year shall equal 1,000,000 Shares;

              (ii)           The maximum number of Shares that may be granted pursuant to Awards (other than those Awards set forth in 5(c)(i)) to any Eligible Individual in any calendar year is 1,000,000 Shares, measured as of the date of grant;

              (iii)          All Shares authorized under the Plan may be issued as Incentive Stock Options; and

              (iv)          The maximum number of Shares that may be issued pursuant to Awards of (i) Restricted Stock Units, (ii) Performance-Based Restricted Stock Units or (iii) Other Awards that are not subject to payment of an exercise or purchase price is 4,500,000 Shares.

6.           Eligible Individuals

              Awards may be granted by the Committee to individuals ("Eligible Individuals") who (a) are officers, employees, independent contractors or consultants of the Company or (b) the Committee anticipates will become a person described in Section 6(a) above; provided, however, that Incentive Stock

Options may be granted only to employees of the Company. Members of the Committee will not be eligible to receive Awards under the Plan. An individual's status as an Administrator will not affect his or her eligibility to participate in the Plan.

7.           Awards in General

              (a)            Types of Award.    Awards under the Plan may consist of Stock Options, Restricted Stock Units, Performance-Based Restricted Stock Units or Other Awards. Any Award described in Sections (d) through 11 of the Plan may be granted singly or in combination or tandem with any other Award, as the Committee may determine. Awards may be made in combination with, in replacement of, or as alternatives to grants of rights under any other employee compensation or benefit plan of the Company, including the plan of any acquired entity, or may be granted in satisfaction of the Company's obligations under any such plan.

              (b)            Terms Set Forth in Award Agreement.    The terms and provisions of an Award shall be set forth in a written Award Agreement approved by the Committee and delivered or made available to the Participant as soon as practicable following the date of the Award. The vesting, exercisability, payment and other restrictions applicable to an Award shall be in accordance with the terms of the Plan unless the Committee, in its sole discretion, determines that other terms shall apply to any given Award, which alternative terms shall be set forth in the applicable Award Agreement. Notwithstanding the foregoing, the Committee may accelerate (i) the vesting or payment of any Award, (ii) the lapse of restrictions on any Award or (iii) the date on which any Stock Option or Other Award first becomes exercisable. The terms of Awards may vary among Participants, and the Plan does not impose upon the Committee any requirement to make Awards subject to uniform terms. Accordingly, the terms of individual Award Agreements may vary.

              (c)            Right to Elect to Defer Value of Awards Prior to Vesting Date.

              (i)            The Committee may permit any Participant to elect to defer receipt of the value of all or any portion of an Award of Restricted Stock Units until a date subsequent to the settlement date of the Restricted Stock Units (a "Deferral Election"); provided that the Participant may elect the settlement date for an annual Award of (a) Restricted Stock Units other than Performance-Based Restricted Stock Units, by making an irrevocable Deferral Election on a Deferral Election Form, within the time specified on such form, and delivered to the Company not later than thirty (30) days following the date the Award of Restricted Stock Units is granted, provided that such election is made prior to the date that is twelve months before the date on which the Restricted Stock Units will vest or (b) Performance-Based Restricted Stock Units by making an irrevocable Deferral Election on a Deferral Election Form, within the time specified on such form, and delivered to the Company no later than the close of business on or before the date that is six months before the end of the performance period relating to the Performance-Based Restricted Stock Units as such performance period is set forth in the applicable Award Agreement. A Participant may designate on such Deferral Election Form one of the following dates as the settlement date for such Award of Restricted Stock Units:

      (A)
      such Participant's Separation Date; or

      (B)
      the earlier to occur of (i) the date specified by such Participant or (ii) such Participant's Separation Date.

If a Participant fails to designate one of the foregoing alternatives as the settlement date for an Award of Restricted Stock Units, such Participant shall be deemed to have designated alternative (A). Notwithstanding any Deferral Election made by a Participant on any Deferral Election Form, in the event of such Participant's death, all Restricted Stock Units will be paid in cash or Shares, as determined by the Committee in its sole discretion, to such Participant's beneficiary (or if no beneficiary has been designated, to such Participant's estate) within 90 days, following the date of such

Participant's death. The terms of any deferrals under this Section 7(c) shall comply with Section 409A and other Applicable Law.

              (ii)           The Deferral Value will be credited automatically, without any further action on the part of any Participant, to a bookkeeping account to be established by the Company on behalf of such Participant on the books and records of the Company on the applicable Vesting Date of such Award that is subject to a Deferral Election.

              (d)            Fractional Shares.    No fractional Shares shall be issued or delivered pursuant to any Award under the Plan. The Committee shall determine whether cash, Awards, or other property shall be issued or paid in lieu of fractional Shares, or whether fractional Shares or any rights to fractional Shares shall be forfeited or otherwise eliminated.

8.           Stock Options

              (a)            Terms of Stock Options Generally; Vesting.    The Committee, in its sole discretion, may grant Stock Options to Eligible Individuals and shall determine whether the Stock Options shall be Nonqualified Stock Options or Incentive Stock Options. A Stock Option shall entitle the Participant to whom the Stock Option was granted to purchase a specified number of Shares during a specified period at a price that is determined in accordance with Section 8(b) below. The terms of any Incentive Stock Option granted under the Plan shall comply in all respects with the provisions of Section 422 of the Code, or any successor provision, as amended from time to time. Unless otherwise specified in the applicable Award Agreement, Stock Options shall become one-third vested on the first anniversary of the date of grant and shall vest with respect to an additional one-third on each of the second and third such anniversaries.

              (b)            Exercise Price.    The exercise price per Share purchasable under a Stock Option shall be fixed by the Committee at the time of grant or, alternatively, shall be determined by a method specified by the Committee at the time of grant; provided, however, that the exercise price per share shall be no less than 100% of the Fair Market Value per share on the date of grant (or if the exercise price is not fixed on the date of grant, then on such date as the exercise price is fixed); and provided further that, except as provided in Sections 13 and 14 below, the exercise price per Share applicable to a Stock Option may not be adjusted or amended, including by means of amendment, cancellation or the replacement of such Stock Option with a subsequently awarded Stock Option.

              (c)            Adjustments.    Notwithstanding Section 8(b) above, in the event of an extraordinary dividend, the Committee, in its sole discretion, may adjust the exercise price of, and number of Shares subject to, Stock Options then outstanding under the Plan; provided, however, that any such adjustment shall not increase the aggregate intrinsic value of any Award and the ratio of the exercise price to the Fair Market Value of each Share subject to such Award shall not be reduced.

              (d)            Termination of Employment or Service.    The terms of this Section 7(d)(d) shall apply unless the Committee, in its sole discretion, determines that alternative terms shall be included in any Award Agreement in which case the terms in such Award Agreement shall govern the rights of the Participant. Notwithstanding the terms of this Section 7(d)(d), in no event shall any Stock Option be exercisable after the end of the applicable Option Term.

              (i)            Termination for Cause.    In the event that a Participant's employment or service with the Company is terminated for Cause, all unexercised Stock Options (both Incentive Stock Options and Non-Qualified Stock Options) held by such Participant, whether vested or unvested, shall lapse and become void on the date of such termination.

              (ii)            Retirement, Death and Disability.    In the event of a Participant's termination of employment or service due to such Participant's Retirement, death or Disability, all unvested Stock Options (both Incentive Stock Options and Non-Qualified Stock Options) shall become immediately vested and exercisable. Thereafter, all vested Non-Qualified Stock Options shall remain exercisable by the Participant (or by the Participant's beneficiary, as applicable) until the third anniversary of the date of the Participant's termination of employment or service. All vested Incentive Stock Options shall remain exercisable until the first anniversary of the Participant's termination of employment or service, except in the event of a termination due to Retirement, in which case Incentive Stock Options shall remain exercisable for a period of 90 days after the date of termination. Any unexercised Stock Options will thereafter lapse and become void.

              (iii)            Early Retirement and Termination by the Company Without Cause.    In the event of a Participant's termination of employment due to such Participant's early retirement prior to age 65 (as defined under the Company's applicable retirement policies), or in the event of the Participant's termination by the Company other than for Cause, any unvested Stock Options (both Incentive Stock Options and Non-Qualified Stock Options) held by such Participant that would have become vested at any time during the 12-month period following the date of his or her termination of employment, had such employment continued, shall become immediately vested and exercisable. Any remaining unvested Stock Options (both Incentive Stock Options and Non-Qualified Stock Options) shall immediately lapse and become void. Thereafter, all vested Incentive Stock Options shall remain exercisable by the Participant until the end of the 90th day after such Participant's termination of employment. All vested Non-Qualified Stock Options shall remain exercisable by the Participant until the end of the 90th day after such Participant's termination of employment. Any unexercised vested Stock Options will thereafter lapse and become void.

              (iv)            Participant's Resignation.    In the event that a Participant resigns from his or her employment with the Company for any reason, such Participant's unvested Stock Options (both Incentive Stock Options and Non-Qualified Stock Options) shall immediately lapse and become void. Any vested Stock Options (both Incentive Stock Options and Non-Qualified Stock Options) shall remain exercisable by the Participant until the end of the 90th day after such Participant's termination of employment. Any unexercised vested Stock Options will thereafter lapse and become void.

              (v)            Committee Determinations.    The date of termination of employment or service for any reason shall be determined in the sole discretion of the Committee. The Committee, in its sole discretion, may permit any Incentive Stock Option to convert into a Non-Qualified Stock Option as of a Participant's termination of employment for purposes of providing such Participant with the benefit of the extended exercise period applicable to Non-Qualified Stock Options.

              (e)            Option Term.    The term of each Stock Option (the "Option Term") shall be fixed by the Committee and shall not exceed ten years from the date of grant.

              (f)            Method of Exercise.    Subject to the provisions of the applicable Award Agreement, the exercise price of a Stock Option may be paid in cash or previously owned whole Shares or a combination thereof and, if the applicable Award Agreement so provides, in whole or in part through the acquisition by the Company of Shares issued to a Participant upon the exercise of a Stock Option, in accordance with applicable law, with a value equal to the exercise price. In accordance with rules and procedures established by the Committee for this purpose, and subject to applicable law, the Stock Option may also be exercised through "cashless exercise" procedures that afford Participants the opportunity to sell immediately some or all of the shares underlying the exercised portion of the Stock Option in order to generate sufficient cash to pay the Stock Option exercise price and/or to satisfy withholding tax obligations related to the Stock Option.

9.           Restricted Stock Units

              The terms of this Section 9 are applicable to Awards of Restricted Stock Units other than Performance-Based Restricted Stock Units and are subject to the terms and provisions set forth above in Section 7(c).

              (a)            Awards Generally.    The Committee, in its sole discretion, may grant Restricted Stock Units to Eligible Individuals. An Award of Restricted Stock Units shall consist of a right to receive one or more Shares upon the completion of the applicable vesting period (described in Section 9(b) below) for no consideration other than the provision of services (or such minimum payment as may be required under Applicable Law) or for such other consideration as the Committee may specify in connection with the grant. The terms of this Section 9 shall apply to Awards of Restricted Stock Units (other than Performance-Based Restricted Stock Units) unless the Committee, in its sole discretion, determines that alternative terms shall be included in any Award Agreement, in which case the terms in such Award Agreement shall govern the rights of the Participant.

              (b)            Vesting.    Unless otherwise specified in the applicable Award Agreement, an Award of Restricted Stock Units shall vest and shall become nonforfeitable on the fourth anniversary of the date of grant. In the event that a Participant's employment or service is terminated by the Company for Cause or as a consequence of the Participant's resignation for any reason, the Participant shall forfeit any right to the Award of Restricted Stock Units as of the date of such termination. In the event that the Participant's employment or service terminates for any other reason, the Participant shall become immediately vested on the date of termination in a portion of the Award of Restricted Stock Units equal to the result of the following formula:

              (Y÷X) × R, rounded down to the nearest whole number of Shares, where

              X= number of months from the date of grant until the date the Award would have vested, rounded upward or downward (as applicable) to the nearest whole month;

              Y= number of months from the date of grant until the date of the Participant's termination of employment or service, rounded upward or downward (as applicable) to the nearest whole month; and

              R= number of Shares subject to the Award (including any Shares added as a consequence of dividend payments).

              The terms of this Section 9(b) shall apply unless the Committee, in its sole discretion, determines that alternative terms shall be included in any Award Agreement in which case the terms in such Award Agreement shall govern the rights of the Participant.

              (c)            Issuance of Shares.    Issuance of Shares in settlement of a vested Restricted Stock Unit Award shall be made as soon as practicable following the Vesting Date.

              (d)            No Rights as Shareholder.    Except as otherwise provided by the Committee in the applicable Award Agreement, a Participant shall have no rights as a shareholder with respect to any Restricted Stock Unit Award until the Shares in settlement of a vested Restricted Stock Unit Award have been issued to the Participant following the applicable Vesting Date, and subject to Section 13(b) and Section 9(e) below, no adjustment shall be made for dividends or distributions or other rights in respect of any Share for which the record date is prior to the date on which the Participant shall become the registered holder.

              (e)            Dividend Equivalent Payments.    Unless the Committee determines otherwise, if the Company pays any cash or other dividend or makes any other distribution in respect of the Shares underlying an Award of Restricted Stock Units, the Company will maintain a bookkeeping record to which such amount of the dividend or distribution in respect to such Shares will be credited to an account for the Participant and paid at the time the Award is settled in whole Shares.

10.         Performance-Based Restricted Stock Units

              The terms of this Section 10 are applicable only to Awards of Performance-Based Restricted Stock Units and are subject to the terms and provisions set forth above in Section 7(c).

              (a)            Awards Generally.    (i)        The Committee, in its sole discretion, may grant Performance-Based Restricted Stock Units to Eligible Individuals. An Award of Performance-Based Restricted Stock Units shall vest based on the attainment of Performance Goals over a Performance Period that the Committee, in its sole discretion, shall determine and the Performance Goals shall have any reasonable definitions that the Committee may specify and may be described in terms of objectives that are related to the individual Participant or objectives that are Company-wide or related to a Subsidiary, division, department, region, segment, product line, function or business unit or any combination of the foregoing and may be measured on an absolute or cumulative basis, an annualized or compound annual basis, or on the basis of percentage of improvement over time, and may be measured in terms of Company performance (or performance of the applicable Subsidiary, division, department, region, segment, product line, function or business unit or any combination of the foregoing) or measured relative to selected peer companies or a market or other index. Performance Goals, the Performance Period, any applicable vesting formula or other elements applicable to the Performance Goals shall be set forth in the applicable Award Agreements.

              (ii)           The Committee may, in its sole discretion, determine whether any Performance-Based Restricted Stock Unit Award under the Plan is a Section 162(m) Award. Section 162(m) Awards shall be conditioned on the achievement of one or more Performance Goals to the extent required by the exemption for "qualified performance-based compensation" under Section 162(m) of the Code and shall be subject to all other conditions and requirements of the exemption under Section 162(m). In addition, for Awards other than Section 162(m) Awards, the Committee may establish Performance Goals based on other criteria as it deems appropriate.

              (b)            Permitted Adjustments.    The Committee may, in its discretion, adjust the Performance Goals (either up or down) and the level of the Award that a Participant may earn under this Plan, to the extent permitted pursuant to Section 162(m) of the Code, if the Committee determines that the occurrence of, unusual, nonrecurring or unanticipated changes or events have materially affected the fairness of the Performance Goals or have unduly influenced the ability to meet such Performance Goals, including without limitation, events such as material acquisitions and divestitures, restructurings, changes in the capital structure of the Company, and extraordinary accounting changes. In addition, to the extent permitted by Section 162(m) of the Code, the Committee may, in its sole discretion, unilaterally adjust, to the extent of up to plus or minus 20%, the number of Shares underlying a Performance-Based Restricted Stock Unit Award that has vested based on the attainment of Performance Goals as set forth in the applicable Award Agreement.

              (c)            Termination of Employment or Service.    In the event that a Participant's employment or service is terminated by the Company for Cause or as a consequence of the Participant's resignation for any reason, any unvested Awards of Performance-Based Restricted Stock Units to such Participant shall lapse and become void as of the date of such termination. In the event that the Participant's employment or service terminates for any other reason, such Participant's Awards of Performance-Based Restricted Stock Units shall continue to be subject to the applicable terms of vesting and, if such terms are met, shall vest on the Vesting Date on a pro-rata basis from the date of grant until the date of the Participant's termination of employment or service. Notwithstanding the terms of this Section 10(c), the Committee may, in its sole discretion, accelerate the vesting of any Performance-Based Restricted Stock Unit Award at the time of an event described herein. The terms of this Section 10(c) shall apply unless the Committee, in its sole discretion, determines that alternative terms shall be included in any Award Agreement in which case the terms in such Award Agreement shall govern the rights of the Participant.

              (d)            Issuance of Shares; Payment of Awards.    Subject to Section 7(c) above, settlement of a Performance-Based Restricted Stock Unit Award shall be made as soon as practicable following the Vesting Date, but in no event later than two and one-half months following the end of the calendar year in which the Vesting Date occurs or, at such other time as the Committee shall determine in a manner consistent with the provisions of Section 409A, in either (1) whole Shares, (2) cash equal to the Fair Market Value of the underlying Shares on the Vesting Date or (3) any combination of (1) and (2), as determined by the Committee, in its sole discretion, and set forth in the applicable Award Agreement.

              (e)            No Rights as Shareholder.    Except as otherwise provided by the Committee in the applicable Award Agreement, a Participant shall have no rights as a shareholder with respect to any Performance-Based Restricted Stock Unit Award until the Shares in settlement of a vested Performance-Based Restricted Stock Unit Award have been issued to the Participant following the Vesting Date, and subject to Section 13(b) and Section 10(f) below, no adjustment shall be made for dividends or distributions or other rights in respect of any Share for which the record date is prior to the date on which the Participant shall become the registered holder.

              (f)            Dividend Equivalent Payments.    Unless the Committee determines otherwise, if the Company pays any cash or other dividend or makes any other distribution in respect of the Shares underlying an Award of Performance-Based Restricted Stock Units, the Company will maintain a bookkeeping record to which such amount of the dividend or distribution in respect to such Shares will be credited to an account for the Participant and paid in whole Shares at the time the Award is settled.

11.         Other Awards

              The Committee shall have the authority to specify the terms and provisions of other forms of equity-based or equity-related Awards not described above which the Committee determines to be consistent with the purpose of the Plan and the interests of the Company, which Awards may provide for cash payments based in whole or in part on the value or future value of Common Stock, for the acquisition or future acquisition of Common Stock, or any combination thereof. Other Awards shall also include cash payments (including the cash payment of dividend equivalents) under the Plan which may be based on one or more criteria determined by the Committee which are unrelated to the value of Common Stock and which may be granted in tandem with, or independent of, Awards of Stock Options, Restricted Stock Units or Performance-Based Restricted Stock Units under the Plan.

12.         Certain Restrictions

              (a)            Transfers.    Awards may not be transferred, pledged, assigned or otherwise disposed of except by will or by the laws of descent and distribution or pursuant to a domestic relations order; provided, however, that the Committee may, in its discretion and subject to such terms and conditions as it shall specify, permit the transfer of an Award (other than an Award of any Incentive Stock Option) for no consideration to a Participant's family members or to one or more trusts or partnerships established in whole or in part for the benefit of one or more of such family members (collectively, "Permitted Transferees"). Any Award transferred to a Permitted Transferee shall be further transferable only by will or the laws of descent and distribution or, for no consideration, to another Permitted Transferee of the Participant.

              (b)            Lock-up Periods.    Each Participant shall agree to be bound by the applicable terms of any lock-up agreement between the Company and any underwriter that restricts or prohibits transactions in Shares for any period of time.

              (c)            Exercise.    During the lifetime of the Participant, a Stock Option or similar-type Other Award shall be exercisable only by the Participant or by a Permitted Transferee to whom such Stock Option or Other Award has been transferred in accordance with Section 12(a).

13.         Recapitalization or Reorganization; Adjustments

              (a)           Authority of the Company and Shareholders. The existence of the Plan, the Award Agreements and the Awards granted hereunder shall not affect or restrict in any way the right or power of the Company or the shareholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company's capital structure or its business, any merger or consolidation of the Company, any issue of stock or of options, warrants or rights to purchase stock or of bonds, debentures, preferred or prior preference stocks whose rights are superior to or affect the Common Stock or the rights thereof or which are convertible into or exchangeable for Common Stock, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

              (b)            Change in Capitalization.    The number and kind of shares authorized for issuance under Section 5(a) above, shall be equitably adjusted in the event of a stock split, reverse stock split, subdivision, bonus issue, stock dividend, recapitalization, reorganization, merger, amalgamation, consolidation, division, extraordinary dividend, split-up, spin-off, combination, exchange of shares, warrants or rights offering to purchase Common Stock at a price substantially below Fair Market Value, or other similar corporate event affecting the Common Stock in order to preserve, but not increase, the benefits or potential benefits intended to be made available under the Plan. In addition, upon the occurrence of any of the foregoing events, the number of outstanding Awards and the number and kind of shares subject to any outstanding Award and the purchase price per share, if any, under any outstanding Award shall be equitably adjusted (including by payment of cash to a Participant) in order to preserve the benefits or potential benefits intended to be made available to Participants granted Awards. Such adjustments shall be made by the Board, whose determination as to what adjustments shall be made, and the extent thereof, shall be final. Unless otherwise determined by the Board, such adjusted Awards shall be subject to the same vesting schedule and restrictions to which the underlying Award is subject.

14.         Amendments

              Subject to Section 15(o), the Board may at any time and from time to time alter, amend, suspend or terminate the Plan in whole or in part; provided, however, that any amendment which under the requirements of any Applicable Law must be approved by the shareholders of the Company shall not be effective unless and until such shareholder approval has been obtained in compliance with such law or rule. No Stock Option may be repriced, regranted through cancellation or otherwise amended to reduce the applicable exercise price (other than as provided in Section 13) without the approval of the Company's shareholders.

              No termination or amendment of the Plan may, without the consent of the Participant to whom an Award has been granted, adversely affect the rights of such Participant under such Award. Notwithstanding any provision herein to the contrary, the Board shall have broad authority to amend the Plan or any Award under the Plan to take into account changes in applicable tax laws, securities laws, accounting rules and other applicable state and federal laws.

15.         Miscellaneous

              (a)            Tax Withholding.    The Company or a Subsidiary, as appropriate, may require any individual entitled to receive a payment of an Award to remit to the Company, prior to payment, an amount sufficient to satisfy any applicable tax withholding requirements. In the case of an Award payable in Shares, the Company or a Subsidiary, as appropriate, may permit or require a Participant to satisfy, in whole or in part, the obligation to remit taxes by directing the Company to withhold Shares that would otherwise be received by the individual, or may repurchase Shares that were issued to the Participant, to satisfy the minimum statutory withholding rates for any applicable tax withholding purposes, in accordance with Applicable Law and pursuant to any rules that the Company may establish from time to time. The Company may establish procedures to allow Participants to satisfy such withholding obligations through a net share settlement procedure or the withholding of shares subject to the applicable Award. The Company or a Subsidiary, as appropriate, shall also have the right to deduct from all cash payments made to a Participant (whether or not the payment is made in connection with an Award) any applicable taxes required to be withheld with respect to payments under the Plan.

              (b)            No Right to Grants or Employment.    No Eligible Individual or Participant shall have any claim or right to receive grants of Awards under the Plan. Nothing in the Plan or in any Award or Award Agreement shall confer upon any employee, consultant or independent contractor of the Company any right to continued employment or service with the Company or interfere in any way with the right of the Company to terminate the employment or service of any of its employees, consultants or independent contractors at any time, with or without cause.

              (c)            Other Compensation.    Nothing in this Plan shall preclude or limit the ability of the Company to pay any compensation to a Participant under the Company's other compensation and benefit plans and programs.

              (d)            Other Employee Benefit Plans.    Payments received by a Participant under any Award made pursuant to the Plan shall not be included in, nor have any effect on, the determination of benefits under any other employee benefit plan or similar arrangement provided by the Company, unless otherwise specifically provided for under the terms of such plan or arrangement or by the Committee.

              (e)            Unfunded Plan.    The Plan is intended to constitute an unfunded plan for incentive compensation. Prior to the payment or settlement of any Award, nothing contained herein shall give any Participant any rights that are greater than those of a general creditor of the Company. In its sole discretion, the Committee may authorize the creation of trusts or other arrangements to meet the obligations created under the Plan to deliver Common Stock or payments in lieu thereof with respect to awards hereunder.

              (f)            Securities Law Restrictions.    The Committee may require each Eligible Individual purchasing or acquiring Shares pursuant to a Stock Option or other Award under the Plan to represent to and agree with the Company in writing that such Eligible Individual is acquiring the Shares for investment and not with a view to the distribution thereof. All certificates for Shares delivered under the Plan shall be subject to such stock-transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations, and other requirements of the Securities and Exchange Commission, any exchange upon which the Common Stock is then listed, and any applicable federal or state securities law, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions. No Shares shall be issued hereunder unless the Company shall have determined that such issuance is in compliance with, or pursuant to an exemption from, all applicable federal, state securities laws and Bermuda laws and regulations.

              (g)            Award Agreement.    Except as expressly provided herein, in the event of any conflict or inconsistency between the Plan and any Award Agreement, the Plan shall govern, and the Award Agreement shall be interpreted to minimize or eliminate any such conflict or inconsistency.

              (h)            Expenses.    The costs and expenses of administering the Plan shall be borne by the Company.

              (i)            Application of Funds.    The proceeds received by the Company from the sale of Common Stock or other securities pursuant to Awards will be used for general corporate purposes.

              (j)            Applicable Law.    Except as to matters of federal law, the Plan and all actions taken thereunder shall be subject to, and construed in accordance with, the laws of the State of New York.

              (k)            Stated Periods of Time.    In the event that any period of days, months or years set forth in this Plan ends on a date that is Saturday, Sunday or a public holiday in the United States, the end of such period shall be the first business day following such date.

              (l)            Awards to Individuals Subject to Laws of a Jurisdiction Outside of the United States.    To the extent that Awards under the Plan are awarded to Eligible Individuals who are domiciled or resident outside of the United States, or who are domiciled or resident in the United States but who are subject to the tax laws of a jurisdiction outside of the United States, the Committee may adjust the terms of the Awards granted to the Eligible Individual (i) to comply with the laws, rules and regulations of the non-U.S. jurisdiction and (ii) to permit the grant of the Award not to be a taxable event to the Participant. The authority granted under the previous sentence shall include the discretion for the Committee to adopt, amend or rescind rules, procedures or one or more sub-plans applicable to separate classes of Eligible Individuals who are subject to the laws of jurisdictions outside of the United States.

              (m)            Section 162(m) of the Code.    The Plan is intended to comply in all respects with the requirements of the exemption for "qualified performance-based compensation" under Section 162(m) of the Code. However, that in the event the Committee determines that compliance with Section 162(m) of the Code is not desired with respect to a particular Award, compliance with Section 162(m) of the Code shall not be required. In addition, if any provision of the Plan would cause Awards that are intended to constitute "qualified performance-based compensation" under Section 162(m) of the Code, to fail to so qualify, that provision shall be severed from, and shall be deemed not to be a part of, the Plan, but the other provisions of the Plan shall remain in full force and effect.

              (n)            Six-Monthly Delay for Specified Employees.    Notwithstanding anything herein to the contrary, if a Participant is a "specified employee" within the meaning of Section 409A(a)(2)(B)(i), as determined under the Company's established methodology for determining specified employees, on the Participant's Separation Date, any payment hereunder that provides for a "deferral of compensation" within the meaning of Section 409A shall not be paid or commence to be paid on any date prior to the first business day after the date that is six months following the Participant's Separation Date; provided, however, that a payment delayed pursuant to this Section 15(n) shall commence earlier in the event of the Participant's death prior to the end of the six-month period. Any such delayed payments shall be accumulated and paid on the first day of the seventh calendar month following the date of separation from service.

              (o)            Section 409A Compliance.    (i) Notwithstanding any contrary provision in the Plan, an Award Agreement or an Award, if any provision of the Plan, an Award Agreement or an Award contravenes any regulations or guidance promulgated under Section 409A or would cause any person to be subject to additional taxes, interest and/or penalties under Section 409A, such provision of the Plan, an Award Agreement or an Award may be modified by the Committee without notice and consent of any person in any manner the Committee deems reasonable or necessary. In making such modifications the Committee shall attempt, but shall not be obligated, to maintain, to the maximum extent practicable, the original intent of the applicable provision without contravening the provisions of Section 409A. Moreover, any discretionary authority that the Committee may have pursuant to the Plan shall not be applicable to an Award that is subject to Section 409A to the extent such discretionary authority would contravene Section 409A.

              (ii)           If any amount owed to a Participant under this Plan is considered for purposes of Section 409A to be owed to the Participant by virtue of his termination of employment or service, such amount shall be paid if and only if such termination of employment or service constitutes a "separation from service" with the Company, determined using the default provisions set forth in Treasury Regulation §1.409A-1(h) or any successor regulation thereto; provided, however for the purposes of determining which entity is a service recipient or employer, "at least 20 percent" is substituted for "at least 80 percent" in each place it appears in Treasury Regulation §1.414(c)-2.

SCHEDULE A

FINANCIAL PERFORMANCE MEASURES

•

accounts payable

•

accounts receivable

•

cash flow

•

cash-flow return on investment

•

cash value added

•

days cash cycle

•

days sales outstanding

•

debt

•

earnings before interest and tax (EBIT)

•

earnings before interest, tax depreciation and amortization (EBITDA)

•

earnings per share

•

economic value added

•

effective tax rate

•

free cash flow

•

impairment write offs

•

income from continuing operations (net income after minority interests)

•

interest coverage

•

margin

•

market capitalization

•

net financial debt

•

net sales

•

operating cash flow

•

operating earnings before asset impairment

•

operating profit

•

pre-tax income

•

return on equity

•

return on invested capital

•

return on net assets

•

return on tangible net assets

•

return on tangible net worth

•

revenue growth

•

selling general and administrative expenses

•

share price

•

total shareholder return

•

relative total shareholder return

•

value at risk

•

working capital

NON-FINANCIAL PERFORMANCE MEASURES

•

amount of inventory

•

brand recognition

•

customer/supplier satisfaction

•

days of inventory

•

employee turnover

•

energy usage

•

headcount

•

loading time/days loading

•

market share

•

product quality

• productivity/efficiency • quality • recruiting • risk management • safety/environment • satisfaction indexes • talent development • turn around time • volumes

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. X 01TI1C 1 U P X + Annual Meeting Proxy Card . Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below Signature of Shareholder(s) — please sign YOUR name exactly as imprinted (do not print). THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. NOTE: If acting as officer, attorney, executor, trustee, or in representative capacity, sign name and title. If shares are held jointly, EACH holder should sign. PLEASE MARK, DATE, SIGN AND RETURN THIS PROXY. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. Date (mm/dd/yyyy) — Please print date below. + B A Proposals — The Board of Directors recommends a vote FOR proposals 1, 2, 3 and 4. For Against Abstain 2. To appoint Deloitte & Touche LLP as Bunge Limited’s independent auditors for the fiscal year ending December 31, 2014 and to authorize the audit committee of the Board of Directors to determine the independent auditors’ fees. 5. For any other matter properly coming before the Annual General Meeting of Shareholders, this proxy will be voted at the discretion of the proxy holder. For Against Abstain 3. Advisory vote to approve executive compensation. THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED Change of Address — Please print new address below. Comments — Please print your comments below. 1. To elect the three nominees listed below as Class III Directors. IMPORTANT ANNUAL MEETING INFORMATION 1a - Ernest G. Bachrach 1b - Enrique H. Boilini 1c - Carol M. Browner For Against Abstain For Against Abstain For Against Abstain 4. To re-approve the performance goals for the Bunge Limited 2009 Equity Incentive Plan. For Against Abstain C Admission Ticket qIF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.q Electronic Voting Instructions Available 24 hours a day, 7 days a week! Instead of mailing your proxy, you may choose one of the voting methods outlined below to vote your proxy. VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR. Proxies submitted by the Internet or telephone must be received by 11:59 p.m., Eastern Time, on May 22, 2014. Vote by Internet • Go to www.investorvote.com/BG • Or scan the QR code with your smartphone • Follow the steps outlined on the secure website Vote by telephone • Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone • Follow the instructions provided by the recorded message

ANNUAL GENERAL MEETING OF SHAREHOLDERS MAY 23, 2014 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF BUNGE LIMITED The undersigned holder(s) of common shares of Bunge Limited hereby appoint Soren Schroder or, failing him, Andrew J. Burke or, failing him, Frank R. Jimenez, or failing him, Carla Heiss, as my/our proxy to vote on my/our behalf at the annual general meeting of shareholders of Bunge Limited to be held on the 23rd day of May 2014, at 10:00 A.M., Eastern time, and at any adjournment or postponement thereof. I/We revoke all previous proxies and acknowledge receipt of the notice of the annual general meeting of shareholders and the proxy statement. The common shares represented by this proxy are held as of March 28, 2014, and shall be voted in the manner set forth on the reverse side hereof. Please vote via the Internet or telephone, or complete, sign and date the reverse side of this proxy and return it in the postage pre-paid (if mailed in the United States) envelope we have provided or return it to Bunge Limited c/o Computershare Investor Services, PO Box 43101, Providence RI 02940, so that it is received BY NO LATER THAN 11:59 P.M. (EASTERN TIME) ON MAY 22, 2014. We encourage you to specify how you would like to vote by marking the appropriate boxes. If you wish to vote in accordance with the Board of Directors’ recommendations, you do not need to mark any boxes; simply return the signed proxy card. The Board of Directors recommends a vote FOR Proposals (1) - (4). Therefore, unless otherwise specified, the vote represented by your proxy will be cast FOR Proposals (1) - (4). THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS YOU DIRECT, UNLESS YOU PROPERLY REVOKE IT. (Continued and to be signed on the other side) Proxy — BUNGE LIMITED Admission Ticket 2014 Annual General Meeting of Shareholders of Bunge Limited May 23, 2014 10:00 A.M., Eastern Time Sofitel Hotel 45 West 44th Street New York, NY Bunge Limited’s proxy statement is available at www.bunge.com/2014proxy.pdf. Bunge Limited’s 2013 Annual Report is available at www.bunge.com/2013AR.pdf. qIF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.